Statement of Additional Information September 28, 2016

Ticker Symbols
Fund	Class A	Class B	Class C	Class 529A	Class 529B	Class 529C
MFS® Series Trust X:
MFS® Absolute Return Fund	MRNAX	MRNBX	MRNCX	N/A	N/A	N/A
MFS® Aggressive Growth Allocation Fund	MAAGX	MBAGX	MCAGX	EAGTX	EBAAX	ECAAX
MFS® Blended Research® Growth Equity Fund	BRWAX	BRWBX	BRWCX	N/A	N/A	N/A
MFS® Blended Research® Mid Cap Equity Fund	BMSFX	BMSBX	BMSDX	N/A	N/A	N/A
MFS® Blended Research® Small Cap Equity Fund	BRSAX	BRSBX	BRSCX	BRSNX	BRSQX	BRSWX
MFS® Blended Research® Value Equity Fund	BRUDX	BRUEX	BRUGX	N/A	N/A	N/A
MFS® Conservative Allocation Fund	MACFX	MACBX	MACVX	ECLAX	EBCAX	ECACX
MFS® Emerging Markets Equity Fund	MEMAX	MEMBX	MEMCX	N/A	N/A	N/A
MFS® Growth Allocation Fund	MAGWX	MBGWX	MCGWX	EAGWX	EBGWX	ECGWX
MFS® International Diversification Fund	MDIDX	MDIFX	MDIGX	N/A	N/A	N/A
MFS® International Growth Fund	MGRAX	MGRBX	MGRCX	N/A	N/A	N/A
MFS® International Value Fund	MGIAX	MGIBX	MGICX	N/A	N/A	N/A
MFS® Managed Wealth Fund	MNWAX	MNWBX	MNWCX	N/A	N/A	N/A
MFS® Moderate Allocation Fund	MAMAX	MMABX	MMACX	EAMDX	EBMDX	ECMAX

Ticker Symbols
Fund	Class I	Class R1	Class R2	Class R3	Class R4	Class R6 (Formerly Class R5)
MFS® Series Trust X:
MFS® Absolute Return Fund	MRNIX	MRNRX	MRNSX	MRNTX	MRNUX	MRNVX
MFS® Aggressive Growth Allocation Fund	MIAGX	MAAFX	MAWAX	MAAHX	MAALX	N/A
MFS® Blended Research® Growth Equity Fund	BRWIX	BRWRX	BRWSX	BRWTX	BRWUX	BRWVX
MFS® Blended Research® Mid Cap Equity Fund	BMSLX	BMSRX	BMSSX	BMSTX	BMSVX	BMSYX
MFS® Blended Research® Small Cap Equity Fund	BRSIX	BRSRX	BRSSX	BRSTX	BRSUX	BRSVX
MFS® Blended Research® Value Equity Fund	BRUHX	BRUJX	BRUKX	BRULX	BRUMX	BRUNX
MFS® Conservative Allocation Fund	MACIX	MACKX	MCARX	MACNX	MACJX	N/A
MFS® Emerging Markets Equity Fund	MEMIX	MEMRX	MEMFX	MEMGX	MEMHX	MEMJX
MFS® Growth Allocation Fund	MGWIX	MAGMX	MGALX	MAGEX	MAGJX	N/A
MFS® International Diversification Fund	MDIJX	MDIOX	MDIKX	MDIHX	MDITX	N/A
MFS® International Growth Fund	MQGIX	MGRRX	MGRQX	MGRTX	MGRVX	MGRDX
MFS® International Value Fund	MINIX	MINRX	MINFX	MINGX	MINHX	MINJX
MFS® Managed Wealth Fund	MNWIX	MNWRX	MNWSX	MNWTX	MNWUX	N/A
MFS® Moderate Allocation Fund	MMAIX	MAMFX	MARRX	MAMHX	MAMJX	N/A

This Statement of Additional Information (“SAI”) contains additional information about each fund listed above (references to “a Fund” or “the Fund” mean each Fund listed on the cover page, unless otherwise noted), and should be read in conjunction with the Fund’s Prospectus dated August 19, 2016, for MFS Blended Research Mid Cap Equity Fund, and dated September 28, 2016, for all other Funds, as may be amended or supplemented from time to time.  For each Fund except MFS Blended Research Mid Cap Equity Fund, the Fund’s financial statements are incorporated into this SAI by reference to the Fund’s most recent Annual Report to shareholders.  You may obtain a copy of each Fund’s Prospectus, and for each Fund except MFS Blended Research Mid Cap Equity Fund, each Fund’s Annual Report, without charge by contacting the Fund’s transfer agent, MFS Service Center, Inc. (please see back cover for address and telephone number).

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus.

SEPTEMBER-SAI-COMBINED-092816

Table of Contents:

DEFINITIONS

“1940 Act” — the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time, and as such Act, rules or regulations are interpreted by the SEC.

“Board” — the Board of Trustees of the Trust.

“Employer Retirement Plans” — includes 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the Fund at an omnibus level.

“Financial intermediary” — includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company and any other institution having a selling, administration or other similar agreement with MFD, MFS, or any of their affiliates.

“Fund” — references to “a Fund” or “the Fund” mean each Fund listed on the cover page, unless otherwise noted.

“Independent Trustees” — trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund.

“Majority Shareholder Vote” — as defined currently in the 1940 Act to be the lesser of (i) 67% or more of the voting securities present at a meeting at which holders of voting securities representing more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities.

“MFD” or the “Distributor” — MFS Fund Distributors, Inc., a Delaware corporation.

“MFS” — Massachusetts Financial Services Company, a Delaware corporation.

“MFSC” — MFS Service Center, Inc., a Delaware corporation.

“MFS Fund” — a fund managed by MFS and overseen by the Board.

“MFS Funds” — collectively, the funds managed by MFS and overseen by the Board.

“Prospectus” — the Prospectus of the Fund, dated August 19, 2016, for MFS Blended Research Mid Cap Equity Fund, and dated September 28, 2016, for all other Funds, as may be amended or supplemented from time to time.

“SEC” — U.S. Securities and Exchange Commission.

“Trust” — references to a “Trust” mean the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a “Trust” shall mean the Fund.

MANAGEMENT OF THE FUND

Organization of the Fund

MFS Absolute Return Fund, MFS Aggressive Growth Allocation Fund, MFS Blended Research Growth Equity Fund, MFS Blended Research Mid Cap Equity Fund, MFS Blended Research Small Cap Equity Fund, MFS Blended Research Value Equity Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Equity Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International Value Fund, MFS Managed Wealth Fund, and MFS Moderate Allocation Fund, each an open-end investment company, are series of MFS Series Trust X, a Massachusetts business trust organized in 1985. MFS Absolute Return Fund, MFS Aggressive Growth Allocation Fund, MFS Blended Research Growth Equity Fund, MFS Blended Research Mid Cap Equity Fund, MFS Blended Research Small Cap Equity Fund, MFS Blended Research Value Equity Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Equity Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International Value Fund, MFS Managed Wealth Fund, and MFS Moderate Allocation Fund are diversified funds.

Trustees/Officers

Board Leadership Structure and Oversight — The following provides an overview of the leadership structure of the Board and the Board’s oversight of the MFS Funds’ risk management process. The Board consists of twelve Trustees, ten of whom are Independent Trustees. An Independent Trustee serves as Chair of the Board. Taking into account the number, the diversity and the complexity of the MFS Funds overseen by the Board and the aggregate amount of assets under management in the MFS Funds, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to Committees of the Board.  Each of the seven standing Committees of the Board, to which the Board has delegated certain authority and oversight responsibilities, consists exclusively of Independent Trustees. Three of the Committees have as members all of the Independent Trustees, and the remaining four Committees have either four or five Independent Trustees, as members. In connection with each of the Board’s regular meetings, the Independent Trustees meet separately from MFS with their counsel and with the MFS Funds’ Independent Senior Officer, who is independent of MFS and advises the Independent Trustees regarding contract review, compliance, and business matters. The Independent Trustees also meet regularly with the MFS Funds’ Chief Compliance Officer (who is also MFS’ Chief Compliance Officer) to receive reports regarding the compliance of the MFS Funds with the federal securities laws and the MFS Funds’ compliance policies and procedures.  The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the MFS Funds.

Each MFS Fund has retained MFS as its investment adviser and administrator. MFS provides each MFS Fund with investment advisory services, and is responsible for day-to-day administration of each MFS Fund and management of the risks that arise from each MFS Fund’s investments and operations. Certain employees of MFS serve as each MFS Fund’s officers, including each MFS Fund’s principal executive officer and principal financial and accounting officer. The Board provides oversight of the services provided by MFS and its affiliates, including the risk management activities of MFS and its affiliates. In addition, each Committee of the Board provides oversight of its risk management activities with respect to the particular activities within the Committee’s purview.  In the course of providing oversight, the Board and the Committees receive a wide range of reports on each MFS Fund’s activities, including regarding each MFS Fund’s investment portfolio, the compliance of each MFS Fund with applicable laws, and each MFS Fund’s financial accounting and reporting. The Board also meets periodically with the portfolio managers of each MFS Fund to receive reports regarding the management of each MFS Fund, including its investment risks.  The Board and the relevant Committees meet periodically with MFS’ Chief Risk Officer and MFS’ Chief Investment Risk Officer to receive reports on MFS’ and its affiliates’ risk management activities, including their efforts to (i) identify key risks that could adversely affect the MFS Funds or MFS; (ii) implement processes and controls to mitigate such key risks; and (iii) monitor business and market conditions in order to facilitate the processes described in (i) and (ii) above.  In addition, the Board and the relevant Committees oversee risk management activities related to the key risks associated with services provided by various non-affiliated service providers through the receipt of reports prepared by MFS, and, in certain circumstances, through the receipt of reports directly from service providers, such as in the case of each MFS Fund’s auditor, custodian, and pricing service providers.

Trustees and Officers — Identification and Background — The identification and background of the Trustees and Officers of the Trust, as well as an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Fund should so serve, are set forth in APPENDIX A.

Trustee Compensation and Committees — Compensation paid to the Independent Trustees for certain specified periods, as well as information regarding Committees of the Board, is set forth in APPENDIX B.

Share Ownership

Information concerning the ownership of Fund shares (i) by Trustees and officers of the Trust as a group, as well as the dollar value range of each Trustee’s share ownership in the Fund and, on an aggregate basis, in the MFS Funds, (ii) by investors who are deemed to “control” the Fund, if any, and (iii) by investors who own 5% or more of any class of Fund shares (if no classes, of the Fund), if any, is set forth in APPENDIX C.

Portfolio Manager(s)

Information regarding other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest of the Fund’s portfolio manager(s), is set forth in APPENDIX D.

Contractual Arrangements

The Fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian, among others, who each provide services to the Fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund.

Investment Adviser

MFS provides the Fund with investment advisory services. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

As of February 1, 2010, MFS signed the Principles for Responsible Investment (PRI), an investor initiative in partnership with the United Nations Environment Programme Finance Initiative and the United Nations Global Compact.  As a signatory to the PRI, where consistent with its fiduciary responsibilities, MFS aspires to: incorporate environmental, social and corporate governance (ESG) issues into its investment analysis and decision-making processes; be an active owner and incorporate ESG issues into its ownership policies and practices; seek appropriate disclosure on ESG issues by the entities in which it invests; promote acceptance and implementation of the PRI within the investment industry; work to enhance the effectiveness in implementing the PRI; and report on activities and progress toward implementing the PRI.  While MFS aspires to follow the PRI where consistent with its fiduciary responsibilities, signing the PRI is not a legal commitment to do so and MFS may take actions that may be inconsistent with the PRI or may fail to take actions that would be consistent with the PRI.

MFS votes proxies on behalf of the Fund pursuant to the proxy voting policies and procedures set forth in APPENDIX E. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page) and by visiting the SEC’s Web site at http://www.sec.gov.

In addition to the conflicts of interest discussed elsewhere in this SAI, MFS may have other conflicts of interest related to its service as investment adviser to the Fund and other accounts, its other business activities, and its employees.  In order to minimize conflicts of interest, all employees of MFS are subject to policies and procedures regarding conflicts of interest, appropriate business conduct, confidential and proprietary information, information barriers, private investments, outside business activities, personal trading, gifts and entertainment, political and charitable contributions, and other topics.  There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.

MFS advises multiple accounts (including accounts in which MFS or an affiliate have an interest).  Investment and voting decisions made for one or more accounts may compete with, differ from, conflict with, or involve different timing from investment and voting decisions made for the Fund.  MFS’ acting as investment adviser to multiple accounts could have a detrimental effect on the price, terms, or availability of a security with respect to the Fund.

In certain instances there are securities that are suitable for the Fund as well as for one or more other accounts advised by MFS or of any subsidiary of MFS or that MFS believes should no longer be held by the Fund or by other accounts advised by MFS or any subsidiary of MFS. It is possible that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one account. Transactions for each account generally are effected independently unless MFS determines to purchase or sell the same securities for several clients at approximately the same time. MFS may, but is not required to, aggregate purchases and sales for several accounts. The simultaneous management of multiple accounts may create conflicts of interest, particularly in circumstances where MFS or an affiliate has an interest in one or more accounts, where one or more accounts pays higher fees or performance-based fees, or where the availability or liquidity of investment opportunities is limited. MFS has adopted policies that it believes are reasonably designed to ensure that when two or more accounts (including accounts in which MFS or an affiliate have an interest) are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among accounts in a manner believed by MFS to be fair and equitable to each account over time.  Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Fund.

Investment Advisory Agreement — MFS manages the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, MFS provides the Fund with investment advisory services. Subject to such policies as the Trustees may determine, MFS makes investment decisions for the Fund. For these services, MFS receives an investment advisory fee, computed and paid monthly, as follows:

For MFS Absolute Return Fund, the management fee set forth in the Investment Advisory Agreement is 0.65% of the Fund’s average daily net assets annually up to $1 billion, 0.55% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2.5 billion, and 0.50% of the Fund’s average daily net assets annually in excess of $2.5 billion. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended May 31, 2016, this management fee reduction amounted to less than 0.01% of the Fund’s average daily net assets. MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.15% of the class’ average daily net assets annually for each of Class A and Class R3 shares, 1.90% of the class’ average daily net assets annually for each of Class B, Class C, and Class R1 shares, 0.90% of the class’ average daily net assets annually for each of Class I and Class R4 shares, 1.40% of the class’ average daily net assets annually for Class R2 shares, and 0.85% of the class’ average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least September 30, 2017.

For MFS Aggressive Growth Allocation Fund, the Fund pays no management fee to MFS; however the underlying funds pay management fees to MFS which are reflected under “Summary of Key Information-Fees and Expenses” in the Prospectus. MFS has agreed in writing to bear the Fund’s expenses, excluding program management fees, management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, including fees and expenses associated with investments in investment companies and other similar investment vehicles, such that “Other Expenses” do not exceed 0.13% of the class’ average daily net assets annually for each class of shares. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least September 30, 2017.

For MFS Blended Research Growth Equity Fund, the management fee set forth in the Investment Advisory Agreement is 0.40% of the Fund’s average daily net assets annually up to $1 billion; 0.375% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2.5 billion; and 0.35% of the Fund’s average daily net assets annually in excess of $2.5 billion. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the period from September 15, 2015 to May 31, 2016, this management fee reduction amounted to less than 0.01% of the Fund’s average daily net assets. MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.74% of the class’ average daily net assets annually for each of Class A and Class R3 shares, 1.49% of the class’ average daily net assets annually for each of Class B, Class C, and Class R1 shares, 0.49% of the class’ average daily net assets annually for each of Class I and Class R4 shares, 0.99% of the class’ average daily net assets annually for Class R2 shares, and 0.45% of the class’ average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least September 30, 2017.

For MFS Blended Research Mid Cap Equity Fund, the management fee set forth in the Investment Advisory Agreement is 0.50% of the Fund’s average daily net assets annually up to $1 billion, 0.475% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2.5 billion, and 0.450% of the Fund’s average daily net assets annually in excess of $2.5 billion. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.84% of the class’ average daily net assets annually for each of Class A and Class R3 shares, 1.59% of the class’ average daily net assets annually for each of Class B, Class C, and Class R1 shares, 0.59% of the class’ average daily net assets annually for each of Class I and Class R4 shares, 1.09% of the class’ average daily net assets annually for Class R2 shares, and 0.55% of the class’ average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least September 30, 2017.

For MFS Blended Research Small Cap Equity Fund, the management fee set forth in the Investment Advisory Agreement is 0.65% of the Fund’s average daily net assets annually up to $1 billion, 0.60% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2.5 billion, and 0.575% of the Fund’s average daily net assets annually in excess of $2.5 billion. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the period from September 15, 2015 to May 31, 2016, this management fee reduction amounted to less than 0.01% of the Fund’s average daily net assets. MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.99% of the class’ average daily net assets annually for each of

Class A and Class R3 shares, 1.74% of the class’ average daily net assets annually for each of Class B, Class C, and Class R1 shares, 0.74% of the class’ average daily net assets annually for each of Class I and Class R4 shares, 1.24% of the class’ average daily net assets annually for Class R2 shares, 0.70% of the class’ average daily net assets annually for Class R6 shares, 1.04% of the class’ average daily net assets annually for Class 529A shares, and 1.79% of the class’ average daily net asset annually for each of Class 529B and Class 529C shares. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least September 30, 2017.

For MFS Blended Research Value Equity Fund, the management fee set forth in the Investment Advisory Agreement is 0.40% of the Fund’s average daily net assets annually up to $1 billion; 0.375% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2.5 billion; and 0.35% of the Fund’s average daily net assets annually in excess of $2.5 billion. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the period from September 15, 2015 to May 31, 2016, this management fee reduction amounted to less than 0.01% of the Fund’s average daily net assets. MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.74% of the class’ average daily net assets annually for each of Class A and Class R3 shares, 1.49% of the class’ average daily net assets annually for each of Class B, Class C, and Class R1 shares, 0.49% of the class’ average daily net assets annually for each of Class I and Class R4 shares, 0.99% of the class’ average daily net assets annually for Class R2 shares, and 0.45% of the class’ average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least September 30, 2017.

For MFS Conservative Allocation Fund and MFS Moderate Allocation Fund, the Fund pays no management fee to MFS; however the underlying funds pay management fees to MFS which are reflected under “Summary of Key Information-Fees and Expenses” in the Prospectus.

For MFS Emerging Markets Equity Fund, effective September 28, 2016, the management fee set forth in the Investment Advisory Agreement is 1.05% of the Fund’s average daily net assets annually up to $500 million; 0.95% of the Fund’s average daily net assets annually in excess of $500 million and up to $1 billion; 0.90% of the Fund’s average daily net assets annually in excess of $1 billion and up to $4 billion; and 0.85% of the Fund’s average daily net assets annually in excess of $4 billion. For the period from June 1, 2015 to September 27, 2016, the management fee set forth in the Investment Advisory Agreement was 1.05% of the Fund’s average daily net assets annually of the first $500 million; and 1.00% of the Fund’s average daily net assets annually in excess of $500 million. For the period from August 1, 2015 to September 27, 2016, MFS agreed in writing to reduce its management fee to 0.95% of the Fund’s average daily net assets annually in excess of $500 million to $1 billion; 0.90% of the Fund’s average daily net assets annually in excess of $1 billion to $4 billion; and 0.85% of the Fund’s average daily net assets annually in excess of $4 billion. This written agreement was terminated as of September 27, 2016. For the period from June 1, 2015 to July 31, 2015, MFS agreed in writing to reduce its management fee to 0.95% of the Fund’s average daily net assets annually in excess of $500 million to $2.5 billion; and 0.90% of the Fund’s average daily net assets annually in excess of $2.5 billion. This written agreement was terminated as of July 31, 2015. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended May 31, 2016, this management fee reduction amounted to less than 0.01% of the Fund’s average daily net assets. MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 1.65% of the class’ average daily net assets annually for each of Class A and Class R3 shares, 2.40% of the class’ average daily net assets annually for each of Class B, Class C, and Class R1 shares, 1.40% of the class’ average daily net assets annually for each of Class I and Class R4 shares, 1.90% of the class’ average daily net assets annually for Class R2 shares, and 1.29% of the class’ average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least September 30, 2017.

For MFS Growth Allocation Fund, the Fund pays no management fee to MFS; however the underlying funds pay management fees to MFS which are reflected under “Summary of Key Information-Fees and Expenses” in the Prospectus. MFS has agreed in writing to bear the Fund’s expenses, excluding program management fees, management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment related expenses, including fees and expenses associated with investments in investment companies and other similar investment vehicles, such that “Other Expenses” do not exceed 0.10% of the class’ average daily net assets annually for each class of shares. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least September 30, 2017.

For MFS International Diversification Fund, the Fund pays no management fee to MFS; however the underlying funds pay management fees to MFS which are reflected under “Summary of Key Information-Fees and Expenses” in the Prospectus. MFS has agreed in writing to bear the Fund’s expenses, excluding management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, including fees and expenses associated with investments in investment companies and other similar investment vehicles, such that “Other Expenses” do not exceed 0.10% of the class’ average daily net assets annually for each class of shares. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least September 30, 2017.

For MFS International Growth Fund, effective September 28, 2016, the management fee set forth in the Investment Advisory Agreement is 0.90% of the Fund’s average daily net assets annually up to $1 billion, 0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion, 0.70% of the Fund’s average daily net assets annually in excess of $2 billion and up to $5 billion, and 0.65% of the Fund’s average daily net assets annually in excess of $5 billion. For the period from June 1, 2015 to September 27, 2016, the management fee set forth in the Investment Advisory Agreement was 0.90% of the Fund’s average daily net assets annually of the first $1 billion, 0.80% of the Fund’s average daily net assets annually of the next $1 billion, and 0.70% of the Fund’s average daily net assets annually in excess of $2 billion. For the period from June 1, 2015 to September 27, 2016, MFS agreed in writing to reduce its management fee to 0.65% of the Fund’s average daily net assets annually in excess of $5 billion. This written agreement was terminated as of September 27, 2016. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended May 31, 2016, this management fee reduction amounted to less than 0.01% of the Fund’s average daily net assets.

For MFS International Value Fund, effective September 28, 2016, the management fee set forth in the Investment Advisory Agreement is 0.90% of the Fund’s average daily net assets annually up to $1 billion; 0.80% of the Fund’s average daily net assets annually in excess of $1 billion and up to $2 billion; 0.70% of the Fund’s average daily net assets annually in excess of $2 billion and up to $10 billion; 0.65% of the Fund’s average daily net assets annually in excess of $10 billion and up to $15 billion; 0.55% of the Fund’s average daily net assets annually in excess of $15 billion and up to $20 billion; 0.50% of the Fund’s average daily net assets annually in excess of $20 billion and up to $25 billion; 0.45% of the Fund’s average daily net assets annually in excess of $25 billion and up to $30 billion; and 0.43% of the Fund’s average daily net assets annually in excess of $30 billion. For the period from June 1, 2015 to September 27, 2016, the management fee set forth in the Investment Advisory Agreement was 0.90% of the Fund’s average daily net assets annually of the first $1 billion; 0.80% of the Fund’s average daily net assets annually of the next $1 billion; and 0.70% of the Fund’s average daily net assets annually in excess of $2 billion. For the period from August 1, 2015 to September 27, 2016, MFS agreed in writing to reduce its management fee to 0.65% of the Fund’s average daily net assets annually in excess of $10 billion to $15 billion; 0.55% of the Fund’s average daily net assets annually in excess of $15 billion to $20 billion; 0.50% of the Fund’s average daily net assets annually in excess of $20 billion to $25 billion; 0.45% of the Fund’s average daily net assets annually in excess of $25 billion to $30 billion; and 0.43% of the Fund’s average daily net assets annually in excess of $30 billion. This written agreement was terminated as of September 27, 2016. For the period from June 1, 2015 to July 31, 2015, MFS agreed in writing to reduce its management fee to 0.65% of the Fund’s average daily net assets annually in excess of $10 billion to $15 billion; 0.55% of the Fund’s average daily net assets annually in excess of $15 billion to $20 billion; 0.50% of the Fund’s average daily net assets annually in excess of $20 billion to $25 billion, and 0.45% of the Fund’s average daily net assets annually in excess of $25 billion. This written agreement was terminated as of July 31, 2015. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended May 31, 2016, this management fee reduction amounted to less than 0.01% of the Fund’s average daily net assets.

For MFS Managed Wealth Fund, the management fee set forth in the Investment Advisory Agreement is 0.35% of the Fund’s average daily net assets annually. The underlying funds also pay management fees to MFS which are reflected under “Summary of Key Information-Fees and Expenses” in the Prospectus. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the Fund’s Board. For the fiscal year ended May 31, 2016, this management fee reduction amounted to less than 0.01% of the Fund’s average daily net assets. MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the Fund’s investment activity, and fees and expenses associated with investments in investment companies and other similar investment vehicles), such that “Total Annual Fund Operating Expenses” do not exceed 0.91% of the class’ average daily net assets annually for each of Class A and Class R3 shares, 1.66% of the class’ average daily net assets annually for each of Class B, Class C, and Class R1 shares, 0.66% of the class’ average daily net assets annually for each of Class I and Class R4 shares, and 1.16% of the class’ average daily net assets annually for Class R2 shares. This written agreement will continue until modified by the Fund’s Board, but such agreement will continue until at least September 30, 2017.

MFS pays the compensation of the Trust’s officers and of any Trustee who is an employee of MFS. MFS also furnishes at its own expense investment advisory and administrative services, office space, equipment, clerical personnel, investment advisory facilities, and executive and supervisory personnel necessary for managing the Fund’s investments and effecting its portfolio transactions.

The Trust pays the compensation of the Independent Trustees and all expenses of the Fund incurred in its operation and offering of shares (other than those assumed by MFS in writing) including: management fees; Rule 12b-1 fees; administrative services fees; Section 529 program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar, or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording, and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund’s custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start-up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits, or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust’s Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except to the extent that the Distribution Agreement with MFD, provides that MFD is to pay some or all of such expenses. Expenses of the Trust which are not attributable to a specific Fund are allocated among the MFS Funds in the Trust in a manner believed by management of the Trust to be fair and equitable.

The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board or by Majority Shareholder Vote and, in either case, by a majority of the Independent Trustees. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by a Majority Shareholder Vote, or by either party, on not more than 60 days’ nor less than 30 days’ written notice. The Advisory Agreement may be approved, renewed, amended, or terminated as to one MFS Fund in the Trust, even though the Agreement is not approved, renewed, amended, or terminated as to any other MFS Fund in the Trust.

The Advisory Agreement also provides that neither MFS nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its or their duties and obligations under the Advisory Agreement.

Administrator

MFS provides the Fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between the Fund and MFS. Under the Agreement, the Fund pays an annual fee to MFS for providing these services based on the amount of assets in the Fund and/or the type of fund.

Shareholder Servicing Agent

MFSC, a wholly owned subsidiary of MFS, provides dividend and distribution disbursing and transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the Fund under a Shareholder Servicing Agent Agreement. MFSC receives a fee from the Fund based on the amount of assets in the Fund, the types of accounts through which shareholders invest in the Fund, the costs of servicing these types of accounts, and a target profit margin. MFSC also contracts with other entities to provide some or all of the services described above.

In addition, MFSC is reimbursed by the Fund for certain expenses incurred by MFSC on behalf of the Fund.  These reimbursements include payments for certain out-of-pocket expenses, such as costs related to mailing shareholder statements and the use of third party recordkeeping systems, incurred by MFSC in performing the services described above.  MFSC is also reimbursed for payments made under agreements with service providers that provide sub-accounting, transaction processing, and/or other shareholder services (“Shareholder Servicing Payments”), that may include receiving instructions for the purchase, exchange or redemption of shares; preparing and transmitting periodic statements; providing or causing to be provided prospectuses, annual reports, semiannual reports, shareholder notices, and other shareholder communications; providing required tax services and documents; calculating and assessing sales charges; and calculating and recording or distributing distributions to shareholders.  Service providers receive an annualized fee based on the Fund’s average daily net assets serviced by the service provider and/or a fee for each year, or portion thereof, for each Fund account serviced by the service provider.  Payments vary by service provider and may be significant to the service provider.

Special Servicing Agreement

Under a Special Servicing Agreement among MFS, certain MFS Funds-of-Funds (currently, the MFS Asset Allocation Funds and MFS International Diversification Fund), and Participating Funds in which an MFS Fund-of-Funds invests, Participating Funds pay to MFSC a portion of each MFS Fund-of-Funds transfer agent-related expenses, including Shareholder Servicing Payments payable to service providers, to the extent such Shareholder Servicing Payments are less than the amount of the benefits realized or expected to be realized by the Participating Fund from the investment in the Participating Fund by the MFS Fund-of-Funds.  As of September 28, 2016, Participating Funds include the following MFS Funds:  MFS Absolute Return Fund; MFS Emerging Markets Debt Local Currency Fund; MFS Emerging Markets Equity Fund; MFS Global Bond Fund; MFS Global Real Estate Fund; MFS Government Securities Fund; MFS High Income Fund; MFS Inflation-Adjusted Bond Fund; MFS Limited Maturity Fund; and MFS Mid Cap Growth Fund.

Distributor

MFD, a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement. The Agreement obligates MFD to use best efforts to find purchasers for shares of the Fund.

Program Manager(s) (with respect to 529 Share Classes only)

MFD serves as program manager for a qualified tuition program under Section 529 of the Internal Revenue Code through which Class 529A, Class 529B, and Class 529C shares (“529 Share Classes”) are available as investment options to program participants. MFD provides, either directly or through third parties, recordkeeping, tax reporting, and account services, as well as services designed to maintain the programs’ compliance with the Internal Revenue Code and other regulatory requirements under a Master 529 Administrative Services Agreement. The Fund’s 529 Share Classes may also be offered through qualified tuition programs for which MFD does not serve as program manager.

Under the Agreement, the Fund pays MFD a fee of up to 0.10% annually of the assets attributable to the 529 Share Classes. MFD pays all or a portion of this fee to third parties.

Please consult the program description for your particular qualified tuition program for a discussion of the fees paid to and services received from the program manager.

Custodian

State Street Bank and Trust Company (“State Street”), with a place of business at State Street Financial Center, One Lincoln Street, Boston, MA 02111, serves as the custodian of the assets of MFS Aggressive Growth Allocation Fund, MFS Blended Research Growth Equity Fund, MFS Blended Research Small Cap Equity Fund, MFS Blended Research Value Equity Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Equity Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International Value Fund, MFS Managed Wealth Fund, and MFS Moderate Allocation Fund. State Street is responsible for safekeeping cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on investments, serving as the foreign custody manager, providing reports on foreign securities depositaries, maintaining books of original entry and other required books and accounts, and calculating the daily net asset value of each class of shares.

JPMorgan Chase Bank (“JPMorgan”), with a place of business at One Chase Manhattan Plaza, New York, NY 10081, serves as the custodian of the assets of MFS Absolute Return Fund and MFS Blended Research Mid Cap Equity Fund. JPMorgan is responsible for safekeeping cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on investments, serving as the foreign custody manager, and providing reports on foreign securities depositaries. JPMorgan Chase Bank, N.A., as successor in interest to an affiliate of JPMorgan, J. P. Morgan Investor Services Co., with a place of business at One Beacon Street, Boston, MA 02108, is responsible for maintaining books of original entry and other required books and accounts and calculating the daily net asset value of each class of shares.

There is an expense offset arrangement that reduces the Fund’s custodian fees based upon the amount of U.S. Dollars deposited by the Fund with JPMorgan.

Certain Service Provider Compensation

Compensation paid by the Fund to certain of its service providers for advisory services, administrative services, Section 529 program management services (if applicable), and transfer agency-related services, for certain specified periods, is set forth in APPENDIX F.

Code of Ethics

The Fund, MFS, its sub-adviser (if applicable), and MFD have adopted separate codes of ethics (“Codes of Ethics”) as required under the 1940 Act. The Codes of Ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of MFS employees and the interests of the Fund. Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held, or sold by the Fund.

SALES CHARGES

Sales charges (as applicable) paid for certain specified periods in connection with the purchase and sale of the Fund’s shares are set forth in APPENDIX G. In certain circumstances, the initial sales charge paid to MFD and imposed upon purchases of certain classes of shares, and the contingent deferred sales charge (“CDSC”) paid to MFD and imposed upon redemptions of certain classes of shares, are waived. These circumstances are described in APPENDIX H.

DISTRIBUTION PLAN

The Trustees have approved a plan for the Fund in accordance with Rule 12b-1 under the 1940 Act as described in the Fund’s Prospectus (the “Distribution Plan”).  In approving the Distribution Plan, the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements relating to the Distribution Plan (“Distribution Plan Qualified Trustees”), concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders.

The Distribution Plan is designed to promote sales of shares and reduce the amount of redemptions that might otherwise occur if the Distribution Plan were not in effect, as well as to compensate intermediaries for their servicing and maintenance of shareholder accounts. Increasing the Fund’s net assets through sales of shares, or reducing reductions in net assets by reducing redemptions, may help reduce the Fund’s expense ratio by spreading the Fund’s fixed costs over a larger base and may reduce the potential adverse effect of selling the Fund’s portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or not be reduced, or that other benefits will be realized as a result of the Distribution Plan.

The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Distribution Plan Qualified Trustees. The Distribution Plan also requires that the Fund and MFD each provide the Trustees, and that the Trustees review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Distribution Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by a Majority Shareholder Vote of the shares of the class to which the Distribution Plan relates (“Designated Class”). The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the shares of the Designated Class of the Fund, or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees.

The distribution and service fees paid to MFD equal on an annual basis up to the following maximum percentages of average daily net assets of the class of the Fund (as applicable):

Class	Maximum Distribution Fee	Maximum Service Fee	Maximum Total Distribution and Service Fee
Class A	0.00%	0.25%	0.25%
Class B	0.75%	0.25%	1.00%
Class B1	0.75%	0.25%	1.00%
Class C	0.75%	0.25%	1.00%
Class 529A	0.00%	0.25%	0.25%
Class 529B	0.75%	0.25%	1.00%
Class 529C	0.75%	0.25%	1.00%
Class R1	0.75%	0.25%	1.00%
Class R2	0.25%	0.25%	0.50%
Class R3	0.00%	0.25%	0.25%

In certain circumstances, the fees described above may be wholly or partially waived, or do not apply to certain Funds. The distribution fee may be waived from time to time pursuant to Conduct Rule 2830 of the Financial Industry Regulatory Authority (“FINRA”).

MFD has voluntarily agreed to rebate to the class a portion of each class’ 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to seed money of MFS or an affiliate.  Current distribution and service fees for the Fund are reflected under the caption “Description of Share Classes — Distribution and Service Fees” in the Prospectus.

Service Fees

The Distribution Plan provides that the Fund pay MFD a service fee as described above based on the average daily net assets attributable to the Designated Class (i.e., Class A, Class B, Class B1, Class C, Class 529A, Class 529B, Class 529C, Class R1, Class R2, or Class R3 shares), as applicable, annually.  MFD may, at its discretion, retain all or a portion of such payments or pay all or a portion of such payments to financial intermediaries. Service fees compensate MFD and/or financial intermediaries for shareholder servicing and account maintenance activities, including shareholder recordkeeping (including assisting in establishing and maintaining customer accounts and records), transaction processing (including assisting with purchase, redemption and exchange requests), shareholder reporting, arranging for bank wires, monitoring dividend payments from the Fund on behalf of customers, forwarding certain shareholder communications from the Fund to customers, corresponding with shareholders and customers regarding the Fund (including receiving and responding to inquiries and answering questions regarding the Fund), and aiding in maintaining the investment of their respective customers in the Fund. Financial intermediaries may from time to time be required to meet certain criteria established by MFD in order to receive service fees.

Distribution Fees

The Distribution Plan provides that the Fund pay MFD a distribution fee as described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD’s obligations under its distribution agreement with the Fund. Distribution fees compensate MFD and/or financial intermediaries for their expenses in connection with the distribution of Fund shares, including commissions to financial intermediaries, printing prospectuses and reports used for sales purposes, the preparation and printing of sales literature, personnel, travel, office expense and equipment, payments made to wholesalers employed by MFD (employees may receive additional compensation if they meet certain targets for sales of the Fund), and other distribution-related expenses. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its Distribution Agreement with the Fund.

Distribution and Service Fees Paid to MFD

Payments made by the Fund under the Fund’s Distribution Plan for the Fund’s most recent fiscal year are set forth in APPENDIX I.

FINANCIAL INTERMEDIARY COMPENSATION

MFD and/or its affiliates may pay commissions, Rule 12b-1 distribution and service fees, and 529 administrative services fees (if applicable), shareholder servicing fees, and other payments to financial intermediaries that sell Fund shares as described in APPENDIX J.

INVESTMENT STRATEGIES, RISKS AND RESTRICTIONS

Set forth in APPENDIX K is a description of investment strategies which the Fund may generally use in pursuing its investment objectives and investment policies to the extent such strategies are consistent with its investment objective and investment policies, and a description of the risks associated with these investment strategies. Set forth in APPENDIX L is a description of investment restrictions to which the Fund is subject.

NET INCOME AND DISTRIBUTIONS

The Fund intends to distribute to its shareholders all or substantially all of its net investment income. The net investment income of the Fund consists of non-capital gain income less expenses. In addition, the Fund intends to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

TAX CONSIDERATIONS

The following discussion is a brief summary of some of the important U.S. federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisers about the impact an investment in the Fund will have on their own tax situations.

Tax Treatment of the Fund

Federal Taxes — The Fund (even if it is a Fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a “regulated investment company” under Subchapter M of the Code.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid; generally, taxable ordinary income and the excess, if any, of the net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (i) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under section 7704(c)(2) of the Code.  In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, identification of the issuer (or issuers) of a particular Fund investment will depend on the terms and conditions of that investment.  In some cases, such identification may be uncertain under current law, and future Internal Revenue Service (“IRS”) guidance or an adverse determination by the IRS regarding issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test.  In the case of the Fund’s investment in loan participations, the Fund will treat both the entity from whom the loan participation is acquired and the borrower as an issuer for the purposes of meeting the diversification requirement described in paragraph (b) above.  Finally, for purposes of this diversification requirement, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

As a regulated investment company, the Fund will not be subject to any U.S. federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code.  The Fund’s foreign-source income, gains, or proceeds, if any, may be subject to foreign withholding or other taxes, which could decrease the Fund’s return on the underlying investments.  Shareholders of the Fund should review “Taxation of Shareholders” below for further information regarding the tax implications of their investment in the Fund.

If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions or disposing of certain assets.  If the Fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a “regulated investment company” accorded special treatment for such year, the Fund would be subject to federal income tax on all of its taxable income at corporate rates, and Fund distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable as ordinary income to the shareholders.  Some portions of such distributions may be eligible for the dividends received deduction in case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below).  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards).  Any taxable income, including any net capital gain, retained by the Fund will generally be subject to tax at the Fund level at regular corporate rates.

If the Fund fails to distribute in a calendar year substantially all (at least 98%) of its ordinary income for such year and substantially all (at least 98.2%) of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts.  For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be taken into account after October 31 (or later if the Fund is permitted so to elect and so elects) are treated as arising on January 1 of the following calendar year. Also, for purposes of the excise tax, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year.  A dividend paid to shareholders by the Fund in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year.  The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income.  Instead, subject to certain limitations, the Fund may carry forward a net capital loss from any taxable year to offset capital gains, if any, realized during a subsequent taxable year.  If the Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term.  If the Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. The Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses.  This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. Capital loss carryforwards are reduced to the extent they offset current year net realized capital gains, whether the Fund retains or distributes such gains. See the Fund’s most recent annual shareholder report for the Fund’s available capital loss carryforwards as of the end of its most recently ended fiscal year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (defined below), its taxable income and its earnings and profits, a regulated investment company may elect to treat any post-October capital loss (defined as any net capital loss, attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary losses, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary losses, if any, attributable to the portion of the taxable year, if any, after December 31) as if incurred in the succeeding taxable year.

Massachusetts Taxes — As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

Taxation of Shareholders

Tax Treatment of Distributions — Shareholders of the Fund generally will have to pay federal income tax and any applicable non-U.S., state or local income taxes on the dividends and “Capital Gain Dividends” (as defined below) they receive from the Fund.  Except as described below, any distributions from ordinary income or from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares.

Qualified dividend income received by an individual will be taxed at the reduced rates applicable to net capital gains, provided holding period and other requirements are met.  In order for some portion of the Fund’s dividends to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the Fund shareholder must meet holding period and other requirements with respect to the Fund’s shares.  In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a non-U.S. corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a non-U.S. corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.  Payments in lieu of dividends, such as payments pursuant to securities lending arrangements, also do not qualify to be treated as qualified dividend income.

In general, a distribution of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.  If the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income for that taxable year, then 100% of the Fund’s dividends (other than Capital Gain Dividends), will be eligible to be treated as qualified dividend income.  For this purpose, in the case of a sale or other disposition by the Fund of stock or securities, the only gain included in the term “gross income” is the excess of net short-term capital gain from such sales or dispositions over the net long-term capital loss from such sales or dispositions.

Properly reported distributions of net capital gain (“Capital Gain Dividends”), whether paid in cash or reinvested in additional shares, are taxable to shareholders for U.S. federal income tax purposes as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates, without regard to the length of time the shareholders have held their shares.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts.  For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains (other than exempt-interest dividends, defined below) as described above, and (ii) any net gain from the sale, redemption, exchange, or other taxable disposition of Fund shares.  Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.

Any Fund dividend that is declared in October, November, or December of any calendar year, payable to shareholders of record in such a month and paid during the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.  The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution.  If you buy shares when a Fund has unrealized or realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution even though such distribution may economically represent a return of your investment.

If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds issued on or before December 31, 2010, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund.  In such a case, shareholders must include in gross income (as interest) their proportionate share of the amount of those offsetting tax credits.  A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code.  Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

Capital Loss Carryforwards — Distributions from capital gains are generally made after applying any available capital loss carryforwards.  For details regarding capital loss carryforwards, please see “Tax Treatment of the Fund” above.  Additionally, the amounts and expiration dates, if any, of any capital loss carryforwards available to the Fund are shown in the notes to the financial statements for the Fund.

Dividends-Received Deduction —  In general, dividends of net investment income received by corporate shareholders of the Fund qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations, provided the shareholder otherwise qualifies for the deduction with respect to its holding of Fund shares.  Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Payments in lieu of dividends, such as payments pursuant to securities lending arrangements, generally will not qualify for the dividends received deduction.

Disposition of Shares — In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than 12 months, and otherwise as a short-term capital gain or loss.  However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares.  Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the wash-sale rules as described in the Code if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shares Purchased Through Tax-Qualified Plans — Distributions by the Fund to retirement plans that qualify for tax-advantaged treatment under federal income tax laws will not be taxable.  Special tax rules apply to investments through such plans.  You should consult your tax adviser to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

U.S. Taxation of Non-U.S. Persons — Distributions by the Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“Non-U.S. Shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, (3) interest-related dividends, each as defined and subject to certain conditions described below, and (4) and exempt-interest dividends, if any, generally will not be subject to withholding of U.S. federal income tax.  However, such dividends may be subject to backup withholding, as discussed below.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual Non-U.S. Shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.

The exceptions to withholding for short-term capital gain dividends and Capital Gain Dividends do not apply to (A) distributions to an individual Non-U.S. Shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the Non-U.S. Shareholder of a trade or business within the United States, under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a Non-U.S. Shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. Shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. Shareholder and the Non-U.S. Shareholder is a controlled foreign corporation. The Fund is permitted to report such part of its dividends as short-term capital gain and/or interest-related dividends as are eligible, but is not required to do so.  In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as a short-term capital gain or interest-related dividend. Non-U.S. Shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Distributions by the Fund to Non-U.S. Shareholders other than Capital Gain Dividends, short-term capital gain dividends, interest-related dividends and exempt-interest dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

If a beneficial holder who is a Non-U.S. Shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Special rules apply to distributions to Non-U.S. Shareholders from a Fund that is a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of the exceptions to the definition described below.  Additionally, special rules apply to the sale of shares in a Fund that is a USRPHC or former USRPHC.  Very generally, a USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”) — USRPIs are defined as any interest in U.S. real property or any equity interest in a USRPHC or former USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets.  A Fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC.  Interests in domestically controlled QIEs, including regulated investment companies and REITs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exclusions do not apply for purposes of determining whether the Fund is a QIE.

If the Fund were a QIE, any distributions by the Fund (including, in certain cases, distributions made by the Fund in redemption of its shares) that are attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPIs gain in its hands, and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s Non-U.S. Shareholders and would be subject to U.S. tax withholding.

In addition, such distributions could result in the Non-U.S. Shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Non-U.S. Shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the Non-U.S. Shareholder’s current and past ownership of the Fund.  Non-U.S. Shareholders of the Fund are also subject to “wash sale” rules to prevent the avoidance of the tax-filing and tax-payment obligations discussed above through the sale and repurchase of Fund shares.

In addition, if an interest in the Fund were a USRPI, the Fund typically would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% Non-U.S. Shareholder, and that shareholder typically would be required to file a U.S. income tax return for the year of the disposition of the Fund shares and pay any additional tax due on the gain.

Under U.S. federal tax law, a beneficial holder of shares who is a Non-U.S. Shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the shares are USRPIs.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Non-U.S. Shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form).  Non-U.S. Shareholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to non-U.S. partnerships and those holding Fund shares through non-U.S. partnerships.  Additional considerations may apply to non-U.S. trusts and estates.  Investors holding Fund shares through non-U.S. entities should consult their tax advisers about their particular situation.

A Non-U.S. Shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above. Non-U.S. investors in the Fund should consult their tax advisers with respect to the potential application of these rules.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts — Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR).  Shareholders should consult a tax adviser regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements — Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government.  If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays, and 30% of the gross proceeds of Fund share sales, redemptions or exchanges and certain Capital Gain Dividends it pays on or after January 1, 2017 (which date, under recent Treasury guidance, is expected to be delayed until on or after January 1, 2019).  If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to Non-U.S. Shareholders described above (e.g., Capital Gain Dividends, short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Backup Withholding — The Fund is also required in certain circumstances to apply backup withholding on taxable dividends, including Capital Gain Dividends, redemption proceeds and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Shareholder) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding.  The backup withholding rate is currently 28%.  Shareholders who are neither citizens nor residents of the United States may qualify for exemption from backup withholding and should consult their tax advisers in the regard.  The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends.

Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign Income Taxation of a Foreign Investor — Distributions received from the Fund by a foreign investor may also be subject to tax under the laws of the investor’s own jurisdiction.

State and Local Income Taxes: U.S. Government Securities — Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes.  The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest.  Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

Tax Shelter Reporting — Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Certain Investments — Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain inflation-adjusted debt instruments, certain stripped securities, and certain obligations purchased at a market discount (including certain high yield debt obligations) will cause a Fund to recognize income prior to the receipt of cash payments with respect to those investments.  To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.  In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.  Such investments may also affect the character of income recognized by the Fund.

Investments in debt obligations that are at risk of, or in, default, present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and, if so, to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income.  These and other related issues will be addressed by each Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity — that is, at a premium — the premium is amortizable over the remaining term of the bond.  In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period.  In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

Any investment by the Fund in equity securities of real estate investment trusts (“REITs”) qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes.  Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Under a notice issued by the IRS in October 2006 and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a real estate mortgage investment conduit (“REMIC”) or an equity interest in a taxable mortgage pool (“TMP”) (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events.  This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly.  As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts (“CRTs”) (see below).

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a Non-U.S. Shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to income tax on such inclusions notwithstanding any exemption therefrom otherwise available under the Code.

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the regulated investment company.  Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs.  Under legislation enacted in December 2006, a charitable remainder trust, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI.  Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a fund that recognizes “excess inclusion income.”  Rather, as described above, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes “excess inclusion income,” then the fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate.  The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear.  To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.  The Fund has not yet determined whether such an election will be made.  CRTs are urged to consult their tax advisers concerning the consequences of investing in the Fund.

The Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, short sales, swaps, straddles, foreign currencies, and related transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules) that may affect the amount, timing, and character of Fund income and distributions to shareholders.  For example, certain positions held by the Fund may be “Section 1256 contracts.” On the last business day of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code), these positions will be marked to market (i.e., treated as if closed out on that day), and any gain or loss associated with such positions will be treated as 60% long-term and 40% short-term capital gain or loss (except that foreign currency gain or loss arising from Section 1256 contracts may be ordinary in character).  Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute “straddles” for federal income tax purposes.  The straddle rules may cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term capital losses into long-term capital losses and long-term capital gains into short-term capital gains.  Certain tax elections exist for straddles that may alter the effect with respect to these investments.  These rules can cause the Fund to recognize income for tax purposes prior to the receipt of cash payments with respect to the underlying investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund and additional taxable distributions to shareholders.  In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.  The Fund intends to limit its activities in options, futures contracts, forward contracts, short sales, and swaps and related transactions, as well as any commodity-related investments, to the extent necessary to meet the requirements for qualification and treatment as a regulated investment company under Subchapter M of the Code.

Certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income.  If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from any tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.  If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Special tax considerations apply with respect to any foreign investments by the Fund.  Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss.  The Code grants the Secretary of Treasury the right to issue tax regulations that would exclude income and gains from direct investments in foreign currencies from treatment as qualifying income for purposes of the qualifying income test for regulated investment companies described earlier, in cases where the foreign currency gains are not directly related to the company’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities).  If the Secretary of the Treasury were to issue such regulations, a Fund may need to change its investment practices in order to qualify as a regulated investment company.  In addition, there is a remote possibility that such regulations may be applied retroactively. Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from such PFIC or on proceeds received from the disposition of shares in such PFIC.  This tax cannot be eliminated by making distributions to Fund shareholders.  However, a Fund may elect to avoid the imposition of that tax.  For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC.  A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year.  Such gains and losses are treated as ordinary income and loss.  The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation.  Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.  Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”  Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Investment income received by the Fund and gains and proceeds with respect to foreign securities may be subject to foreign withholding or other taxes.  The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income or gains; the Fund intends to qualify for treaty reduced rates where available.  It is not possible, however, to determine the Fund’s effective rate of foreign tax in advance, since the amount of the Fund’s assets to be invested within various countries is not known.

If more than 50% of the total assets of a Fund consists of direct investments in foreign securities at the close of its taxable year, the Fund may elect to “pass through” to its shareholders foreign income taxes paid by it.  In addition, a “qualified fund of funds” (a regulated investment company at least 50% of the total assets of which are represented by interests in other regulated investment companies (for purposes of this section, “Underlying Funds”) at the close of each quarter of its taxable year) will be permitted to make the same election in respect of foreign taxes paid by such Fund and by Underlying Funds that themselves make such an election. If the Fund so elects, shareholders will be required to treat their pro rata portions of qualified taxes paid by the Fund, and, in the case of a qualified fund of funds, paid by the Underlying Funds, to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code, as part of the amounts distributed to them by the Fund, and thus to include those portions in their gross income for federal income tax purposes in the year the foreign income tax was paid.  Provided certain conditions are met and subject to limitation, a shareholder who includes such foreign income taxes paid by the Fund in its gross income may be able to claim a credit or deduction.  No deduction will be permitted for individuals in computing their alternative minimum tax liability.  Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. If the Fund is not eligible, or does not elect, to “pass through” to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.  In addition, investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount, or character of the Fund’s distributions.

Tax-Exempt Distributions — The portion, if any, of the Fund’s distributions of net investment income that is reported by the Fund as an “exempt-interest dividend” under the Code will generally be exempt from federal income tax in the hands of shareholders if the Fund qualifies as a “qualified fund of funds” (defined above), but may be treated as an item of tax preference for shareholders under the federal alternative minimum tax and may be subject to state and local taxes; further, all exempt-interest dividends will increase a corporate shareholder’s alternative minimum tax.  Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

Investments in Underlying Funds — If the Fund invests all of its assets in shares of Underlying Funds, its distributable income and gains will normally consist entirely of distributions from the Underlying Funds’ income and gains and gains and losses on the dispositions of shares of Underlying Funds.  To the extent that an Underlying Fund realizes net losses on its investments for a given taxable year, the Fund will not be able to benefit from its share of those losses (e.g., by offsetting distributions of capital gains from other Underlying Funds) until, and only to the extent that (i) the Underlying Fund realizes capital gains that can be reduced by those losses or (ii) the Fund recognizes a portion or all of its share of those losses when it disposes of shares of the Underlying Fund in a transaction qualifying for sale or exchange treatment.  Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction.  In particular, the Fund will not be able to offset any capital losses from its dispositions of Underlying Fund shares against its ordinary income, which includes distributions of any net short-term capital gains realized by an Underlying Fund.

In addition, in certain circumstances, the “wash sale” rules under section 1091 of the Code may apply to the Fund’s sales of Underlying Fund shares that have generated losses.  A wash sale occurs if shares of an Underlying Fund are sold by the Fund at a loss and the Fund acquires additional shares of that same Underlying Fund thirty days before or after the date of the sale.  The wash sale rules could defer losses of the Fund on sales of Underlying Fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

If the Fund were to own 20% or more of the voting interests of an Underlying Fund, subject to a safe harbor in respect of certain fund of funds arrangements, the Fund would be required to “look through” the Underlying Fund to its holdings and combine the appropriate percentage (as determined pursuant to the applicable Treasury Regulations) of the Underlying Fund’s assets with the Fund’s assets for purposes of satisfying the 25% diversification test described above.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the Underlying Funds, rather than investing in shares of the Underlying Funds.  For similar reasons, the character of distributions from a Fund (e.g., capital gains as compared to ordinary income, eligibility for the dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying Funds.

If the Fund receives dividends from an Underlying Fund, and the Underlying Fund reports such dividends as “qualified dividend income,” then the Fund is permitted in turn to report a portion of its distributions as “qualified dividend income” as well, provided the Fund meets holding period and other requirements with respect to shares of the Underlying Fund.

If the Fund receives dividends from an Underlying Fund, and the Underlying Fund reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the Fund meets the holding period and other requirements with respect to shares of the Underlying Fund.

The fact that the Fund achieves its investment objectives by investing in Underlying Funds will generally not adversely affect the Fund’s ability to pass on to Non-U.S. Shareholders any (see discussion under “U.S. Taxation of Non-U.S. Persons” above) of the interest-related dividends and short-term capital gain dividends that it receives from its investments in the Underlying Funds, except possibly to the extent that (1) interest-related dividends received by the Fund are offset by deductions allocable to the Fund’s qualified interest income or (2) short-term capital gain dividends received by the Fund are offset by the Fund’s net short- or long-term capital losses, in which case the amount of a distribution from the Fund to a Non-U.S. Shareholder that is properly reported as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the Underlying Funds.

If an Underlying Fund in which the Fund invests elects to pass through tax credit bond credits to its shareholders, then the Fund is permitted in turn to elect to pass through its proportionate share of those tax credits to its shareholders, provided that the Fund meets the shareholder notice and other requirements.

A “qualified fund of funds” (defined above) is permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of interest on tax-exempt obligations and exempt-interest dividends it receives from Underlying Funds.  Further, as noted above, a qualified fund of funds is permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the fund of funds or by an Underlying Fund that itself elected to pass such taxes through to shareholders, so that shareholders of the qualifying fund of funds will be eligible to claim a tax credit or deduction for such taxes.  However, even if a qualified fund of funds qualifies to make such election for any year, it may determine not to do so.  For further considerations pertaining to foreign taxes paid by the Fund, see “Certain Investments” above.

Special Considerations for 529 Share Classes

The following special consideration applies specifically to the ownership of a Fund’s 529 Share Classes through a tuition program that qualifies under Section 529 of the Code.

The 529 Share Classes are an investment option under one or more tuition programs designed to qualify under Section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn.  Withdrawals of earnings that are used to pay “qualified higher education expenses” are tax-free for federal income tax purposes.  State and local taxes may still apply.  These tax benefits are not available to 529 shares that are not owned through a qualifying Section 529 tuition program.

Withdrawals of earnings that are not used for the designated beneficiary’s qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary (only one such transfer may be made in any twelve (12) month period) or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied.  The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies, becomes disabled, or receives a scholarship or other tax-free payment for educational expenses that does not exceed the amount of the distribution.  Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with MFS. Any such person may serve other clients of MFS or any subsidiary of MFS in a similar capacity.

MFS places all Fund orders for the purchase or sale of securities with the primary objective of seeking to obtain the best execution from responsible broker/dealers at competitive rates. MFS seeks to deal with broker/dealers that can provide high quality execution services. In seeking best execution, MFS takes into account all factors it considers to be relevant, including by way of illustration: price; the size of the transaction; the nature of the market of the security; the amount of the commission; the timing and impact of the transaction considering market prices and trends; the reputation, experience, and financial stability of the broker/dealer involved; the willingness of the broker/dealer to commit capital; the need for anonymity in the market; and the quality of services rendered by the broker/dealer in other transactions, which may include the quality of the research and brokerage services provided by the broker/dealer. MFS may place Fund orders with Luminex Trading & Analytics LLC, an alternative trading system in which MFS owns approximately 4.9%.

In certain circumstances, such as a buy-in for failure to deliver, MFS is not able to select the broker/dealer who will transact to cover the failure.  For example, if the Fund sells a security short and is unable to deliver the securities sold short, the broker/dealer through whom the Fund sold short must deliver securities purchased for cash, (i.e., effect a buy-in, unless it knows that the Fund either is in the process of forwarding the securities to the broker/dealer or will do so as soon as possible without undue inconvenience or expense).  Similarly, there can also be a failure to deliver in a long transaction and a resulting buy-in by the broker/dealer through whom the securities were sold.  If the broker/dealer effects a buy-in, MFS will be unable to control the trading techniques, methods, venues, or any other aspect of the trade used by the broker/dealer.

Commission rates for equity securities and some derivatives vary depending upon trading techniques, methods, venues, and broker/dealers selected as well as the market(s) in which the securities are traded and their relative liquidity.  MFS may utilize numerous broker/dealers and trading venues and strategies in order to seek the best execution for client transactions.  MFS periodically and systematically reviews the performance of the broker/dealers that execute Fund transactions, including the commission rates paid to broker/dealers by considering the value and quality of brokerage and research services provided.  The quality of a broker/dealer’s services is measured by analyzing various factors that could affect the execution of trades.  These factors include the ability to execute trades with a minimum of market impact, the speed and efficiency of executions, electronic trading capabilities, adequacy of capital, commitment of capital when necessary or desirable, market color provided to MFS, and accommodation of MFS’ special needs.  MFS may employ outside vendors to provide reports on the quality of broker/dealer executions.

In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker/dealer (including electronic communication networks, multilateral trading facilities, or alternative trading systems), or on a principal basis at net prices without commissions, including compensation to the broker/dealer in the form of a mark-up or mark-down, depending on where MFS believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to MFS on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Fund.

In allocating brokerage, MFS may take into consideration the receipt of research and brokerage services, consistent with its obligation to seek best execution for Fund transactions. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), MFS may cause the Fund to pay a broker/dealer which provides “Brokerage and Research Services” (as defined by Section 28(e)) to MFS an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker/dealers would have charged for the transaction if MFS determines in good faith that the greater commission is reasonable in relation to the value of the Brokerage and Research Services provided by the executing broker/dealer viewed in terms of either a particular transaction or MFS’ overall responsibilities to the Fund and its other clients. “Commissions,” as currently interpreted by the SEC, include fees paid to broker/dealers for trades conducted on an agency basis, and certain mark-ups, markdowns, commission equivalents, and other fees received by broker/dealers in riskless principal transactions. “Research Commissions” represent the portion of Commissions (and other fees paid in non-U.S. transactions that are not considered Commissions) that is paid on transactions in excess of the portion that compensates the broker/dealer for executing, clearing, and/or settling the transaction.

Brokerage and Research Services includes advice as to the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) or required in connection therewith by applicable rules. Such services can include access to corporate management; industry conferences; research field trips to corporate management and/or to tour manufacturing, production, or distribution facilities; statistical, research, and other factual information or services such as: investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services, and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations (collectively, “Research”).

MFS has entered into client commission agreements with broker/dealers that execute, clear, or settle securities transactions on behalf of MFS’ clients (“Executing Brokers”) which provide for the Executing Brokers to pool a portion of the Commissions paid by the Fund and other accounts for securities transactions (“Pooled Commissions”). Pooled Commissions also include a portion of the Commissions paid in connection with the transactions of affiliates of MFS. Executing Brokers pay a portion of Pooled Commissions to providers of Research to MFS (“Research Providers”).

To the extent a Research Provider plays no role in executing client securities transactions, any Research prepared by that Research Provider would constitute third party research. MFS may use brokerage commissions, including Pooled Commissions, from the Fund’s portfolio transactions to acquire Research, subject to the procedures and limitations described below.

MFS establishes a semi-annual budget for Research paid for with Research Commissions (“Global Budget”). MFS and its affiliates allocate Research Commissions through a research vote process (“Research Vote”) in which the investment professionals of MFS and its affiliates assess the value of Research provided to MFS and its affiliates by Research Providers (which may include Executing Brokers) (“Research Firms”) during the period. MFS ascribes a dollar amount to each vote which, in total, is intended to equal the Global Budget for the period. Investment professionals are not required to spend all of their votes. MFS uses the Research Vote as a guide for allocating Pooled Commissions to Research Firms subject to each semi-annual period’s Global Budget. Compensation for Research may also be made pursuant to commissions paid on trades (“Trade Commissions”) executed by a Research Provider who is registered as a broker/dealer (“Broker Provider”). To the extent that payments for Research to a Broker Provider are made pursuant to Trade Commissions, MFS and its affiliates will reduce the amount of Pooled Commissions to be paid to that Broker Provider for its Research by a portion of the Trade Commission. MFS reserves the right to pay cash to the Research Firm from its own resources in an amount MFS determines in its discretion.

If MFS determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), MFS may allocate the costs of such service or product accordingly in its reasonable discretion. MFS will allocate Research Commissions to Research Firms only for the portion of the service or product that MFS determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash. The Research is provided to MFS for no consideration other than Research Commissions. In determining whether a service or product qualifies as Brokerage or Research Services, MFS evaluates whether the service or products provides lawful and appropriate assistance to MFS in carrying out its investment decision-making responsibilities. It is often not possible to place a dollar value on the Brokerage and Research Services provided to MFS by broker/dealers. The determination and evaluation of the reasonableness of the Research Commissions paid is primarily based on the professional opinions of the investment professionals who utilize the Research provided by the broker/dealers.

The advisory fee paid by the Fund to MFS is not reduced as a consequence of MFS’ receipt of Research. To the extent the Fund’s portfolio transactions are used to obtain Research, the brokerage commissions paid by the Fund might exceed those that might otherwise be paid for execution only.

Through the use of Research acquired with Research Commissions, MFS avoids the additional expenses that it would incur if it developed comparable information through its own staff or if it purchased such Research with its own resources. As a result, the Fund pays more for its portfolio transactions than if MFS caused the Fund to pay execution only rates. MFS may have an incentive to select or recommend a broker/dealer based on its interest in receiving Research rather than the Fund’s interest in receiving lower commission rates. The Research received may be useful and of value to MFS or its affiliates in serving both the Fund and other clients of MFS or its affiliates. Accordingly, not all of the Research provided by broker/dealers through which the Fund effects securities transactions may be used by MFS in connection with the Fund.

Brokerage commissions paid by the Fund for certain specified periods, information concerning purchases by the Fund of securities issued by its regular broker/dealers for its most recent fiscal year, and information concerning the amount of transactions and related commissions to broker/dealer firms that MFS has determined provide valuable research for the Fund’s most recent fiscal year, are set forth in APPENDIX M.

DISCLOSURE OF PORTFOLIO HOLDINGS AND OTHER FUND INFORMATION

The Fund may from time to time make available to the public information about the Fund on mfs.com, Facebook, Twitter, YouTube, LinkedIn, and/or other social media.

The Fund has established a policy governing the disclosure of its portfolio holdings that is reasonably designed to protect the confidentiality of the Fund’s non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Fund’s Board has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS’ general counsel or a senior member of the MFS legal department acting under the supervision of MFS’ general counsel (an “Authorized Person”).

Neither MFS nor the Fund will receive any compensation or other consideration in connection with its disclosure of Fund portfolio holdings.

Public Disclosure of Portfolio Holdings

In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, the Fund may make its portfolio holdings publicly available on the MFS Web site in such scope and form and with such frequency as MFS reasonably determines and as described in the Fund’s Prospectus.

Holdings also include short positions, if any. For certain MFS Funds that invest in other MFS Funds (other than money market funds), the top 10 holdings and full holdings are aggregated holdings, including fund holdings and the holdings of non-money market funds in which the fund invests. Portfolio holdings are determined based on the equivalent exposure of holdings. The equivalent exposure of a holding is a calculated amount that approximates the market value of an underlying asset that is expected to have the same impact on performance as the holding. The equivalent exposure of a derivative may be different than the market value of the derivative. For most other holdings, the equivalent exposure is the same as the market value of the holding. If approved by an Authorized Person, the Fund may from time to time make available on the MFS Web site and/or in a press release, information about the holdings of the Fund in a particular investment or investments as of a current date, including the equivalent exposure of such holding or holdings.

Note that the Fund or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will generally remain available on the Web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

Certain registered investment companies that are advised by MFS and registered investment companies that are sub-advised by MFS or its affiliates are subject to different portfolio holdings disclosure policies that may permit public disclosure of portfolio holdings information in different forms and at different times, including disclosure of certain portfolio holdings each business day. In addition, separate account and unregistered product clients of MFS or its affiliates have same day access to their portfolio holdings, and prospective clients and their advisers have access to representative portfolio holdings and may grant same day access to these portfolio holdings to their clients, their investors, and/or to one or more affiliated and unaffiliated service providers.  In addition, information about non-public portfolio holdings information attributable to other accounts managed or advised by MFS or its affiliates may be made available to one or more affiliated or unaffiliated service providers to those accounts. Some of these registered investment companies, sub-advised funds, separate accounts, unregistered products, and other accounts, all advised or sub-advised by MFS or its affiliates, have substantially similar, or in some cases nearly identical, portfolio holdings to certain MFS Funds (“Similarly Managed Investment Products”). A Similarly Managed Investment Product is not subject to the portfolio holdings disclosure policies of the Fund to which it is similar and may disclose its similar or nearly identical portfolio holdings information in different forms and at different times than such Fund.

The Fund’s portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information; (b) the day after the Fund makes such information available on its Web site (assuming that it discloses in its Prospectus that such information is available on its Web site); or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

Disclosure of Non-Public Portfolio Holdings

The Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation.  In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. Such agreements may not be required in circumstances such as where portfolio securities are disclosed to broker/dealers to obtain bids/prices or in interviews with the media. MFS will use reasonable efforts to monitor a recipient’s use of non-public portfolio holdings provided under these agreements by means that may include contractual provisions, periodic due diligence, notices reminding a recipient of their obligations or other commercially reasonable means. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS or its affiliates, or to the disclosure of portfolio holdings as may be required by applicable law, rules, or regulations.

With respect to non-public portfolio holdings provided to employees of MFS or its subsidiaries, employees of MFS and its subsidiaries are subject to corporate policies which prohibit use of portfolio holdings information for personal benefit or to benefit others.

In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of the Fund’s shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Fund, on the other hand, the Authorized Person must inform MFS’ conflicts officer of such potential conflict, and MFS’ conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Fund’s Chief Compliance Officer and the Board of the Fund. MFS also reports to the Board of the Fund regarding the disclosure of information regarding the Fund that is not publicly available.

Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

Employees of MFS or MFD (collectively “Fund representatives”) disclose non-public portfolio holdings in connection with the day-to-day operations and management of the Fund. Full portfolio holdings are disclosed to the Fund’s custodian, independent registered accounting firm, financial printers, regulatory authorities, and stock exchanges and other listing organizations. Portfolio holdings are disclosed to the Fund’s pricing service vendors and broker/dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Fund operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting the Fund in the voting of proxies or in connection with litigation relating to Fund portfolio holdings. In connection with managing the Fund, MFS may use analytical systems provided by third parties who may have access to Fund portfolio holdings. Non-public portfolio holdings may be disclosed in connection with other activities, such as to participants in in-kind purchases and redemptions of Fund shares, to service providers facilitating the distribution or analysis of portfolio holdings, and in other circumstances not described above.

In addition, subject to such disclosure not being impermissible under applicable law or regulation, Fund representatives may disclose Fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

Fund representatives may provide oral or written information (“portfolio commentary”) about the Fund, including how the Fund’s investments are divided among various sectors, industries, countries, value and growth stocks, small, mid, and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Fund representatives may also express their views orally or in writing on one or more of the Fund’s portfolio holdings or may state that the Fund has recently purchased or sold one or more holdings.

Fund representatives may also provide oral or written information (“statistical information”) about various financial characteristics of the Fund or its underlying portfolio securities including alpha, beta, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average credit quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics.

The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund, or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

Ongoing Arrangements To Make Non-Public Portfolio Holdings Available

With authorization from an Authorized Person consistent with “Disclosure of Non-Public Portfolio Holdings” above, Fund representatives may disclose non-public Fund portfolio holdings to the recipients identified on APPENDIX N or permit the recipients identified in APPENDIX N to have access to non-public Fund portfolio holdings, on an ongoing basis.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of shares of the Fund is determined each day during which the New York Stock Exchange (the “Exchange”) is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year’s Day; Martin Luther King Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day, and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4 p.m., Eastern time) by deducting the amount of the liabilities attributable to the class (or if no classes, to the Fund) from the value of the assets attributable to the class (or if no classes, to the Fund) and dividing the difference by the number of Fund shares outstanding for that class (or if no classes, for that Fund). In accordance with regulations for regulated investment companies and except for money market funds, changes in portfolio holdings and number of shares outstanding are generally reflected in a Fund’s net asset value the next business day after such change.

Open-end investment companies are generally valued at their net asset value per share.  The underlying investments of open-end investment companies managed by MFS are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities for which there were no sales reported that day are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities held short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service.

Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service.

Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.

Exchange-traded options generally are valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service.

Futures contracts generally are valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service.

Forward foreign currency exchange contracts generally are valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods.

Swaps generally are valued at valuations provided by a third-party pricing service.

Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation.

Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

SHAREHOLDER SERVICES

Investment and Withdrawal Programs

The Fund makes available certain programs designed to enable shareholders to add to or withdraw from their investment with applicable sales charges reduced or waived. These programs are generally described in the Prospectus and additional details regarding certain of these programs are set forth below. These programs or waivers may be changed or discontinued by the Fund at any time without notice. Some of these programs and waivers may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans, or certain accounts that you maintain with your financial intermediary. You or your financial intermediary must inform MFSC of your intention to invest in the Fund under one of the programs below upon purchasing Fund shares. You can provide this information in your account or service application.

Letter of Intent. Out of the shareholder’s initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder’s name. All distributions on escrowed shares will be paid to the shareholder or to the shareholder’s order. At the end of the 13-month period or 36-month period, as applicable, the shareholder will be notified, the escrowed shares will be released, and the Letter of Intent will be terminated.

If the intended minimum investment amount is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to pay the higher sales charge level for the amount actually purchased. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Service Application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

Systematic Withdrawal Plan (“SWP”). To initiate this service, shares having an aggregate value of at least $5,000 in your account in the Fund must be held on deposit by, or certificates for such shares must be deposited with, MFSC. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP). Any SWP may be terminated at any time by either the shareholder or the Fund.

Group Purchases. A bona fide group and all its members may be treated at MFD’s discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A, Class A1, or Class 529A shares if the group (1) gives its endorsement or authorization to the investment program so that it may be used by the financial intermediary to facilitate solicitation of the membership, thus effecting economies of the sales efforts; (2) has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or financial intermediary, clients of an investment adviser, or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the Funds upon the request of MFD.  Employer-sponsored retirement plans, such as a 401(a) plan, 457 deferred compensation plan, an Employer Sponsored Group IRA, and an IRA SEP/SARSEP, SIMPLE and 403(b) plans, may qualify as a bona fide group if they meet the above criteria.

Exchange Privilege

If you exchange your shares out of MFS U.S. Government Money Market Fund into Class A shares of any other Fund, or if you exchange your shares out of MFS U.S. Government Cash Reserve Fund into Class A shares or Class 529A shares of any other Fund, you will pay the initial sales charge, if applicable, if you have not already paid this charge on these shares. You will not pay the charge if:

•                  the shares exchanged from either Fund were acquired by an exchange from any other Fund;

•                  the shares exchanged from either Fund were acquired by automatic investment of distributions from any other Fund; or

•                  the shares being exchanged would have, at the time of purchase, been eligible for purchase at net asset value had you invested directly in the Fund into which the exchange is being made.

No more than ten exchanges may be made in any one exchange request by telephone.

DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

The Trust’s Declaration of Trust, as amended or amended and restated from time to time, permits the Trust’s Board to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series, and to divide such shares into classes. The Board has reserved the right to create and issue additional series and classes of shares.

Each shareholder of the Fund or class is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) of such Fund or class, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when a particular matter affects only shareholders of a particular class or series or when applicable law requires shareholders to vote separately by series or class.

Except in limited circumstances, the Board may, without any shareholder vote, amend or otherwise supplement the Trust’s Declaration of Trust.  The Trust, or any series or class thereof, may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by a Majority Shareholder Vote of the class, series, or trust, as applicable.  The Trust, or any series or class, may reincorporate or reorganize without any shareholder vote. The Trust, any series of the Trust, or any class of any series, may be terminated at any time:  1) by a Majority Shareholder Vote; or 2) by the Board by written notice to the shareholders of the Trust, any series of the Trust, or any class of any series.

In the event of a liquidation of a Fund, shareholders of each class of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders.  Shares of a Fund have no preemptive rights and have dividend and conversion rights (if any) as described in the Prospectus for the Fund.

The Board may cause a shareholder’s shares to be redeemed for any reason under terms set by the Board, including, 1) to protect the tax status of a Fund, 2) the failure of a shareholder to provide a tax identification number if required to do so, 3) the failure of a shareholder to pay when due for the purchase of shares issued to the shareholder, 4) in order to eliminate accounts whose values are less than a minimum amount established by the Board, 5) the failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, and 6) to eliminate ownership of shares by a particular shareholder when the Board determine that the particular shareholder’s ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of an alleged market timer).

Under the Trust’s Declaration of Trust, the Fund may convert to a master/feeder structure or a fund-of-funds structure without shareholder approval. In a master/feeder structure, a Fund invests all of its assets in another investment company with similar investment objectives and policies. In a fund-of-funds structure, a Fund invests all or a portion of its assets in multiple investment companies.

The Trust is an entity commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance for the protection of the Trust and its shareholders and the Board, officers, employees, and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Trust’s Declaration of Trust further provides that obligations of the Trust are not binding upon the Board individually but only upon the property of the Trust, and that the Board will not be liable for any action or failure to act, but nothing in the Trust’s Declaration of Trust or other agreement with a Trustee protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Trust’s Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Board bring such suit unless there would be irreparable injury to the Fund or if a majority of the Board (or a majority of the Board on any committee established to consider the merits of such action) have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of Funds with the same or an affiliated investment adviser or distributor.

The Trust’s Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Trust’s Declaration of Trust.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm for MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Equity Fund, MFS Growth Allocation Fund, MFS International Growth Fund, MFS International Value Fund, MFS Managed Wealth Fund, and MFS Moderate Allocation Fund, providing audit and related services, tax return review, and assistance in connection with various SEC filings.

Each such Fund’s Financial Statements and Financial Highlights for the fiscal year ended May 31, 2016, are incorporated by reference into this SAI from the Fund’s Annual Report to shareholders and have been audited by Ernst & Young LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm, given upon their authority as experts in accounting and auditing.

Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, serves as the independent registered public accounting firm for MFS Absolute Return Fund, MFS Blended Research Growth Equity Fund, MFS Blended Research Mid Cap Equity Fund, MFS Blended Research Small Cap Equity Fund, MFS Blended Research Value Equity Fund, and MFS International Diversification Fund, providing audit and related services, tax return review, and assistance in connection with various SEC filings.

For each such Fund except MFS Blended Research Mid Cap Equity Fund, the Fund’s Financial Statements and Financial Highlights for the fiscal year ended May 31, 2016, are incorporated by reference into this SAI from the Fund’s Annual Report to shareholders and have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm, given upon their authority as experts in accounting and auditing. MFS Blended Research Mid Cap Equity Fund had not commenced operations as of the fiscal year ended May 31, 2016; therefore, no Financial Statements nor Financial Highlights for such Fund are incorporated by reference into this SAI.

APPENDIX A - TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of September 1, 2016, are listed below, together with their principal occupations during the past five years (their titles may have varied during that period). The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

TRUSTEES

Name, Age	Position(s) Held with Fund	Trustee Since(1)	Number of MFS Funds Overseen by the Trustee(2)	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(3)
INTERESTED TRUSTEES
Robert J. Manning(4) age 52	Trustee	February 2004	137	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director
Robin A. Stelmach(4) age 55	Trustee and President	January 2014	137	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer
INDEPENDENT TRUSTEES
David H. Gunning age 74	Trustee and Chair of Trustees	January 2004	137	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Steven E. Buller age 65	Trustee	February 2014	137

Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014); BlackRock Finco, UK (investment management), Director (until 2014)

Robert E. Butler age 74	Trustee	January 2006	137	Consultant — investment company industry regulatory and compliance matters
Maureen R. Goldfarb age 61	Trustee	January 2009	137	Private investor
William R. Gutow age 74	Trustee	December 1993	137	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Name, Age	Position(s) Held with Fund	Trustee Since(1)	Number of MFS Funds Overseen by the Trustee(2)	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(3)
Michael Hegarty age 71	Trustee	December 2004	137	Private investor	Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director (until 2015)
John P. Kavanaugh age 61	Trustee	January 2009	137	Private investor
Maryanne L. Roepke age 60	Trustee	May 2014	137	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)
Laurie J. Thomsen age 59	Trustee	March 2005	137	Private investor	The Travelers Companies (insurance), Director; Dycom Industries, Inc. (specialty contracting services, since 2015), Director
Robert W. Uek age 75	Trustee	January 2006	137	Consultant to investment company industry

OFFICERS

Name, Age	Position(s) Held with Fund	Officer Since(1)	Number of MFS Funds for which the Person is an Officer(2)	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(3)
Christopher R. Bohane(4) age 42	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino P. Clark(4) age 48	Assistant Treasurer	January 2012	137	Massachusetts Financial Services Company, Vice President
Kristin V. Collins(4) age 43	Assistant Secretary and Assistant Clerk	September 2015	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Thomas H. Connors(4) age 56	Assistant Secretary and Assistant Clerk	September 2012	137	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas, Inc. (financial service provider), Director and Senior Counsel (until 2012)
Ethan D. Corey(4) age 52	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Name, Age	Position(s) Held with Fund	Officer Since(1)	Number of MFS Funds for which the Person is an Officer(2)	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(3)
David L. DiLorenzo(4) age 48	Treasurer	July 2005	137	Massachusetts Financial Services Company, Senior Vice President
Brian E. Langenfeld(4) age 43	Assistant Secretary and Assistant Clerk	June 2006	137	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kenneth Paek (4) age 42	Assistant Treasurer	February 2015	137

Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014); Morgan Stanley, Executive Director/Head of European Fund Administration (until 2012)

Susan A. Pereira(4) age 45	Assistant Secretary and Assistant Clerk	July 2005	137	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips(4) age 45	Assistant Treasurer	September 2012	137	Massachusetts Financial Services Company; Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)
Mark N. Polebaum(4) age 64	Secretary and Clerk	January 2006	137	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary
Matthew A. Stowe(4) age 41	Assistant Secretary and Assistant Clerk	October 2014	137	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino age 72	Independent Senior Officer	June 2004	137	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel(4) age 46	Assistant Secretary and Assistant Clerk	October 2007	137	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Name, Age	Position(s) Held with Fund	Officer Since(1)	Number of MFS Funds for which the Person is an Officer(2)	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years(3)
Martin J. Wolin(4) age 48	Chief Compliance Officer	July 2015	137

Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost(4) age 56	Deputy Treasurer	September 1990	137	Massachusetts Financial Services Company, Senior Vice President

(1)             Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee and Officer has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee.  Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the MFS Funds.  Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(2)             Unless otherwise noted, as of January 1, 2016, the Trustees/Officers served as board members or officers, respectively, of the 137 funds within the MFS Funds.

(3)             Directorships or trusteeships of companies required to report to the U.S. Securities and Exchange Commission (i.e., “public companies”).

(4)             “Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve.  The current members of the Board have joined the Board at different points in time since 1993.  Generally, no one factor was decisive in the original selection of an individual to join the Board.  Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee of the Trusts.  Following is a summary of each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board:

Steven E. Buller, CPA

Mr. Buller has substantial accounting, investment management, and executive experience at firms within the investment management industry.  Mr. Buller was the Chief Financial Officer of BlackRock, Inc. (“BlackRock”), where he oversaw BlackRock’s tax department, internal audit and control functions, and the global corporate and investment company accounting policy. Prior to joining BlackRock, Mr. Buller was an auditor at Ernst & Young LLP for over 30 years, where he served as Global Director of Asset Management and as the audit partner for various investment company complexes.  Mr. Buller was chairman of the Financial Accounting Standards Advisory Council until December 31, 2015, and was a member of the Standing Advisory Group of the Public Company Accounting Oversight Board until December 31, 2014.  He has also served on the boards of BlackRock Finco UK, a privately-held company, and Person-to-Person, a community service organization.

Robert E. Butler, CPA

Mr. Butler has substantial accounting and compliance consulting experience for clients in the investment management industry.  Mr. Butler was a partner at PricewaterhouseCoopers LLP (“PWC”) (including its predecessor firms) for 25 years, and led the firm’s National Regulatory Compliance Consulting Group, specializing in compliance consulting for investment management clients, including mutual funds and investment advisers.  During his tenure at PWC, he served for ten years as a consultant to the independent directors/trustees for two major fund groups during their contract deliberation processes.  He also conducted branch reviews of insurance broker/dealers selling variable products.  Since retiring from PWC, Mr. Butler has worked as a consultant to mutual fund boards and investment advisers on regulatory and compliance matters.  He has served as, or assisted, the Independent Compliance Consultant in conjunction with the implementation of SEC market timing orders at three major fund groups.

Maureen R. Goldfarb

Ms. Goldfarb has substantial executive and board experience at firms within the investment management industry.  She was the Chief Executive Officer and Chairman of the Board of Trustees of the John Hancock Funds and an Executive Vice President of John Hancock Financial Services, Inc.  Prior to joining John Hancock, Ms. Goldfarb was a Senior Vice President with Massachusetts Mutual Life Insurance Company.  She also held various marketing, distribution, and portfolio management positions with other investment management firms.  Ms. Goldfarb is a former member of the Board of Governors of the Investment Company Institute.

David H. Gunning

Mr. Gunning has substantial executive and board experience at publicly-traded and privately-held companies, including past service as the Vice Chairman and a director of Cleveland-Cliffs Inc. (now Cliffs Natural Resources Inc.), a director of Lincoln Electronic Holdings, Inc., and a director of Southwest Gas Corp.  He is the former Chairman and Chief Executive Officer of Capitol American Financial Corp.  Mr. Gunning is also a former partner and head of the corporate department of Jones Day, a large international law firm.

William R. Gutow

Mr. Gutow was the Vice Chairman of Capitol Entertainment Management Company.  He has substantial senior executive experience at a publicly-traded company and various privately-held companies as well as board experience at privately-held companies and non-profits.  Mr. Gutow served as the Senior Vice President of Real Estate and Property Development for Zale Corporation.  Mr. Gutow has substantial investment company board experience, having served on boards of trustees responsible for oversight of funds in the MFS Funds for over 18 years.

Michael Hegarty

Mr. Hegarty has substantial senior executive and board experience at firms within the financial services industry, as well as board experience at publicly-traded and privately-held companies.  He served as the Vice Chairman and Chief Operating Officer of AXA Financial and as the President and Chief Operating Officer of The Equitable Life Assurance Society.  Mr. Hegarty also served as Vice Chairman of Chase Manhattan Corporation and Chemical Bank.  He is a former director of AllianceBernstein, which serves as the general partner of a publicly-traded investment adviser, and a former trustee of investment companies in the EQ Advisers Trust family of funds.

John P. Kavanaugh

Mr. Kavanaugh has substantial executive, investment management, and board experience at firms within the investment management and mutual fund industry. He was the Chief Investment Officer of The Hanover Insurance Group, Inc., and the President and Chairman of Opus Investment Management, Inc., an investment adviser. Mr. Kavanaugh held research and portfolio management positions with Allmerica Financial and PruCapital, Inc. He is a Chartered Financial Analyst and currently serves on the board of the Independent Directors Council, a unit of the Investment Company Institute which serves the mutual fund independent director community.

Robert J. Manning

Mr. Manning is Chairman and Co-Chief Executive Officer of MFS (the Funds’ investment adviser) and in this capacity heads its Board of Directors. He has substantial executive and investment management experience, having worked for MFS for 30 years.

Maryanne L. Roepke

Ms. Roepke has substantial executive and compliance experience within the investment management industry.  She was a Senior Vice President and the Chief Compliance Officer of American Century Investments, Inc. (“American Century”), where she worked for over 30 years. Ms. Roepke served on the board of the American Century SICAV, a mutual fund complex. She currently is a trustee of Rockhurst University. She is a former member of the Investment Company Institute’s Chief Compliance Officer Committee and Risk Management Advisory Committee.

Robin A. Stelmach

Ms. Stelmach is Executive Vice President and Chief Operating Officer of MFS (the Funds’ investment adviser). She oversees the company’s Global Investment Technology and Global Investment & Client Support departments, as well as the MFS Service Center. She is also a member of the company’s Management Committee. Prior to MFS, Ms. Stelmach spent four years as Chief Accountant and Divisional Controller for ASA International, Ltd.

Laurie J. Thomsen

Ms. Thomsen has substantial venture capital financing experience, as well as board experience at publicly-traded and privately-held companies.  Ms. Thomsen was a co-founding General Partner of Prism Venture Partners, a venture capital firm investing in healthcare and technology companies, and served as an Executive Partner of New Profit, Inc., a venture philanthropy firm.  Prior to that, she was a General Partner at Harbourvest Partners, a venture capital firm.  Ms. Thomsen is a director of The Travelers Companies, Inc. and Dycom Industries, Inc.

Robert W. Uek

Mr. Uek has substantial accounting and consulting experience for clients in the investment management industry.  Mr. Uek was a Partner in the investment management industry group of PWC, and was the chair of the global investment management industry group for Coopers & Lybrand.  He also has served as a consultant to mutual fund boards.  Mr. Uek previously served on the boards of trustees of investment companies in the TT International family of funds and Hillview Capital family of funds.  Mr. Uek is a former Chairman and Board Member of the Independent Directors Council, a unit of the Investment Company Institute, which serves the mutual fund independent director community in the U.S. Mr. Uek is also a former Board Member and Executive Committee Member of the Board of Governors of the Investment Company Institute.

Each Trustee (except Mses. Stelmach and Roepke and Mr. Buller) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms.  Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).  Messrs. Buller, Butler, Kavanaugh, Uek, and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Trust’s Trustees and Officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of September 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

APPENDIX B - TRUSTEE COMPENSATION AND COMMITTEES

The Fund pays the Independent Trustees an annual fee plus a fee for each meeting attended. In addition, the Independent Trustees are reimbursed for their out-of-pocket expenses.

Trustee Compensation Table

	Name and Position
	Interested Trustees		Independent Trustees
Aggregate Compensation Paid by Fund	Robert J. Manning	Robin A. Stelmach	Steven E. Buller	Robert E. Butler	Maureen R. Goldfarb	David H. Gunning	William R. Gutow	Michael Hegarty	John P. Kavanaugh	Maryanne L. Roepke	Laurie J. Thomsen	Robert W. Uek

MFS Absolute Return Fund[1]	Not Applicable	Not Applicable	$946	$957	$955	$1,005	$945	$955	$947	$947	$955	$960
MFS Aggressive Growth Allocation Fund[1]	Not Applicable	Not Applicable	$3,407	$3,489	$3,474	$3,878	$3,400	$3,474	$3,414	$3,414	$3,482	$3,520
MFS Blended Research Growth Equity Fund[2]	Not Applicable	Not Applicable	$131	$131	$131	$132	$131	$131	$131	$131	$131	$131
MFS Blended Research Mid Cap Equity Fund[2]	Not Applicable	Not Applicable	$192	$194	$194	$208	$192	$194	$192	$192	$194	$196
MFS Blended Research Small Cap Equity Fund[2]	Not Applicable	Not Applicable	$131	$131	$131	$132	$131	$131	$131	$131	$131	$131
MFS Blended Research Value Equity Fund[2]	Not Applicable	Not Applicable	$131	$131	$131	$132	$131	$131	$131	$131	$131	$131
MFS Conservative Allocation Fund[1]	Not Applicable	Not Applicable	$4,386	$4,532	$4,505	$5,236	$4,372	$4,505	$4,399	$4,399	$4,518	$4,588
MFS Emerging Markets Equity Fund[1]	Not Applicable	Not Applicable	$1,648	$1,684	$1,677	$1,857	$1,645	$1,677	$1,651	$1,651	$1,681	$1,698
MFS Growth Allocation Fund[1]	Not Applicable	Not Applicable	$9,174	$9,425	$9,380	$10,636	$9,151	$9,380	$9,197	$9,197	$9,403	$9,523
MFS International Diversification Fund[1]	Not Applicable	Not Applicable	$4,592	$4,810	$4,771	$5,859	$4,572	$4,771	$4,612	$4,612	$4,790	$4,894
MFS International Growth Fund[1]	Not Applicable	Not Applicable	$4,525	$4,719	$4,684	$5,657	$4,507	$4,684	$4,543	$4,543	$4,702	$4,795
MFS International Value Fund[1]	Not Applicable	Not Applicable	$17,528	$18,750	$18,526	$24,630	$17,415	$18,526	$17,641	$17,641	$18,639	$19,220
MFS Managed Wealth Fund[1]	Not Applicable	Not Applicable	$192	$195	$195	$208	$192	$195	$193	$193	$195	$196
MFS Moderate Allocation Fund[1]	Not Applicable	Not Applicable	$9,331	$9,636	$9,581	$11,106	$9,303	$9,581	$9,359	$9,359	$9,608	$9,754
Retirement Benefits Accrued as Part of Fund Expense[1]	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Total Trustee Compensation Paid by Fund and Fund Complex[3]	Not Applicable	Not Applicable	$332,382	$343,382	$342,382	$397,382	$332,382	$342,382	$333,382	$333,382	$343,382	$349,632

1For the fiscal year ended May 31, 2016.

2Estimated amounts for the fiscal year ended May 31, 2017.

3For the calendar year 2015 for 133 funds that paid Trustee compensation.

Committees

As of September 1, 2016, the Board has established the following Committees:

Name of Committee	Number of Meetings in Last Fiscal Year[1]	Functions	Current Members
AUDIT COMMITTEE	10

Oversees the accounting and auditing procedures of the Fund and, among other duties, considers the selection of the independent accountants for the Fund and the scope of the audit, and considers the effect on the independence of those accountants of any non-audit services such accountants provide to the Fund and any audit or non-audit services such accountants provide to other MFS Funds, MFS and/or certain affiliates. The Committee is also responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission of concerns regarding questionable fund accounting matters by officers of the Fund and employees of the Fund’s investment adviser, administrator, principal underwriter, or any other provider of accounting-related services to the Fund.

			Buller*, Butler*, Kavanaugh*, Roepke*, and Uek*

COMPLIANCE COMMITTEE	7

Oversees the development and implementation of the Fund’s regulatory and fiduciary compliance policies, procedures, and practices under the 1940 Act, and other applicable laws, as well as oversight of compliance policies of the Fund’s investment adviser and certain other service providers as they relate to Fund activities. The Fund’s Chief Compliance Officer assists the Committee in carrying out its responsibilities.

			Buller*, Butler*, Hegarty*, Kavanaugh*, and Roepke*

CONTRACTS REVIEW COMMITTEE	5

Requests, reviews, and considers the information deemed reasonably necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under Rule 12b-1 that each Fund proposes to renew or continue, and to make its recommendations to the full Board of Trustees on these matters.

			All Independent Trustees of the Board (Buller, Butler, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Roepke, Thomsen, and Uek)

NOMINATION AND COMPENSATION COMMITTEE	3

Recommends qualified candidates to the Board in the event that a position is vacated or created. The Committee will consider recommendations by shareholders when a vacancy exists. Shareholders wishing to recommend candidates for Trustee for consideration by the Committee may do so by writing to the Fund’s Secretary at the principal executive office of the Fund. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Fund), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Fund, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. The Committee is also responsible for making recommendations to the Board regarding any necessary standards or qualifications for service on the Board. The Committee also reviews and makes recommendations to the Board regarding compensation for the Independent Trustees.

			All Independent Trustees of the Board (Buller, Butler, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Roepke, Thomsen, and Uek)

PORTFOLIO TRADING AND MARKETING REVIEW COMMITTEE	6

Oversees the policies, procedures, and practices of the Fund with respect to brokerage transactions involving portfolio securities as those policies, procedures, and practices are carried out by MFS and its affiliates. The Committee also oversees the lending of portfolio securities, the Trust’s borrowing and lending policies, and the administration of the Fund’s proxy voting policies and procedures by MFS. The Committee also oversees the policies, procedures, and practices of the Applicable Fund Service Providers with respect to the selection and oversight of the Fund’s counterparties in derivatives, repurchase and reverse repurchase agreements, and similar investment-related transactions. In addition, the Committee receives reports from MFS regarding the policies, procedures, and practices of MFS and its affiliates in connection with their marketing and distribution of shares of the Fund.

			All Independent Trustees of the Board (Buller, Butler, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Roepke, Thomsen, and Uek)

Name of Committee	Number of Meetings in Last Fiscal Year[1]	Functions	Current Members
PRICING COMMITTEE	6

Oversees the determination of the value of the portfolio securities and other assets held by the Fund and determines or causes to be determined the fair value of securities and assets for which market quotations are not “readily available” in accordance with the 1940 Act. The Committee delegates primary responsibility for carrying out these functions to MFS and MFS’ internal valuation committee pursuant to pricing policies and procedures approved by the Committee and adopted by the full Board. These policies include methodologies to be followed by MFS in determining the fair values of portfolio securities and other assets held by the Fund for which market quotations are not readily available, and the Committee approves and/or ratifies these fair values. The Committee meets periodically with the members of MFS’ internal valuation committee to review and assess the quality of fair valuation and other pricing determinations made pursuant to the Fund’s pricing policies and procedures, and to review and assess the policies and procedures themselves. The Committee also exercises the responsibilities of the Board under the Amortized Cost Valuation Procedures approved by the Board on behalf of each Fund which holds itself out as a “money market fund” in accordance with Rule 2a-7 under the 1940 Act. The Committee also reviews and evaluates the contractual arrangements of service providers relating to the pricing and valuation of the Fund’s portfolio securities and other assets.

			Goldfarb*, Gutow*, Thomsen*, and Uek*

SERVICES CONTRACTS COMMITTEE	6

Reviews and evaluates the contractual arrangements of the Fund relating to transfer agency, sub-transfer agency, administrative services, and custody, and makes recommendations to the full Board of Trustees on these matters.

			Goldfarb*, Gutow*, Hegarty*, and Thomsen*

1                   For the fiscal year ended May 31, 2016.

*                 Independent Trustees.  Although Mr. Gunning is not a member of all Committees of the Board, he is invited to and attends many of the Committees’ meetings in his capacity as Chair of the Board.

APPENDIX C - SHARE OWNERSHIP

Ownership By Trustees and Officers

As of August 31, 2016, the Trustees and Officers of the Trust as a group owned less than 1% of any class of the Fund’s shares. The Board has adopted a policy requiring that each Independent Trustee shall have invested on an aggregate basis, within two years of membership on the Board, an amount equal to his or her prior calendar year’s base retainer and meeting attendance fees in shares of the MFS Funds.

The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in the MFS Funds, as of December 31, 2015.

The following dollar ranges apply:

N.  None

A.  $1 – $10,000

B.  $10,001 – $50,000

C.  $50,001 – $100,000

D.  Over $100,000

Name and Position	Dollar Range of Equity Securities in MFS Absolute Return Fund	Dollar Range of Equity Securities in MFS Aggressive Growth Allocation Fund	Dollar Range of Equity Securities in MFS Blended Research Growth Equity Fund	Dollar Range of Equity Securities in MFS Blended Research Mid Cap Equity Fund^
Interested Trustees
Robert J. Manning	N	N	N	N
Robin A. Stelmach	N	D	N	N

Independent Trustees
Steven E. Buller	N	N	N	N
Robert E. Butler	N	B	N	N
Maureen R. Goldfarb	N	N	N	N
David H. Gunning	N	N	N	N
William R. Gutow	N	N	N	N
Michael Hegarty	N	D	N	N
John P. Kavanaugh	N	N	N	N
Maryanne L. Roepke	N	N	N	N
Laurie J. Thomsen	N	N	N	N
Robert W. Uek	N	N	N	N

Name and Position	Dollar Range of Equity Securities in MFS Blended Research Small Cap Equity Fund	Dollar Range of Equity Securities in MFS Blended Research Value Equity Fund	Dollar Range of Equity Securities in MFS Conservative Allocation Fund	Dollar Range of Equity Securities in MFS Emerging Markets Equity Fund
Interested Trustees
Robert J. Manning	N	N	N	N
Robin A. Stelmach	N	N	D	A

Independent Trustees
Steven E. Buller	N	N	N	N
Robert E. Butler	N	N	N	B
Maureen R. Goldfarb	N	N	N	N
David H. Gunning	N	N	N	N
William R. Gutow	N	N	N	N
Michael Hegarty	N	N	N	N
John P. Kavanaugh	N	N	N	B
Maryanne L. Roepke	N	N	N	N
Laurie J. Thomsen	N	N	N	N
Robert W. Uek	N	N	N	N

Name and Position	Dollar Range of Equity Securities in MFS Growth Allocation Fund	Dollar Range of Equity Securities in MFS International Diversification Fund	Dollar Range of Equity Securities in MFS International Growth Fund	Dollar Range of Equity Securities in MFS International Value Fund
Interested Trustees
Robert J. Manning	N	N	N	N
Robin A. Stelmach	D	D	N	N

Independent Trustees
Steven E. Buller	N	N	N	N
Robert E. Butler	N	N	B	B
Maureen R. Goldfarb	N	N	B	B
David H. Gunning	N	N	N	N
William R. Gutow	N	N	N	N
Michael Hegarty	N	N	N	N
John P. Kavanaugh	N	N	N	N
Maryanne L. Roepke	N	N	N	D
Laurie J. Thomsen	N	N	N	D
Robert W. Uek	N	N	N	N

Name and Position	Dollar Range of Equity Securities in MFS Managed Wealth Fund	Dollar Range of Equity Securities in MFS Moderate Allocation Fund	Aggregate Dollar Range of Equity Securities in All MFS Funds Overseen by Trustee
Interested Trustees
Robert J. Manning	D	N	D
Robin A. Stelmach	D	D	D

Independent Trustees
Steven E. Buller	N	N	D
Robert E. Butler	N	N	D
Maureen R. Goldfarb	N	N	D
David H. Gunning	N	N	D
William R. Gutow	D	N	D
Michael Hegarty	N	N	D
John P. Kavanaugh	N	N	D
Maryanne L. Roepke	N	N	D
Laurie J. Thomsen	N	N	D
Robert W. Uek	N	N	D

^                                            Shares of MFS Blended Research Mid Cap Equity Fund had not been offered for sale as of December 31, 2015.

25% or Greater Ownership of the Fund

The following table identifies those investors who own 25% or more of the Fund’s voting shares as of August 31, 2016. Shareholders who own 25% or more of the Fund’s shares may have a significant impact on any shareholder vote of the Fund.

FUND NAME	Percentage Fund Ownership	NAME and ADDRESS of INVESTOR
MFS ABSOLUTE RETURN FUND	29.64	MFS MODERATE ALLOCATION FUND[1]	2 AVENUE DE LAFAYETTE	BOSTON MA 02111-1750
	29.16	MFS CONSERVATIVE ALLOCATION FUND[1]	2 AVENUE DE LAFAYETTE	BOSTON MA 02111-1750

MFS EMERGING MARKETS EQUITY FUND	64.08	MFS INTERNATIONAL DIVERSIFICATION FUND[1]	2 AVENUE DE LAFAYETTE	BOSTON MA 02111-1750

MFS INTERNATIONAL GROWTH FUND	30.67	MFS INTERNATIONAL DIVERSIFICATION FUND[1]	2 AVENUE DE LAFAYETTE	BOSTON MA 02111-1750

MFS MANAGED WEALTH FUND	40.90	MASSACHUSETTS FINANCIAL SERVICES COMPANY[2]	111 HUNTINGTON AVE	BOSTON MA 02199-7610

1 The MFS Funds listed above will generally vote these shares in the same proportion as other shareholders. If there are no other shareholders of the Fund, the MFS Fund will vote in what MFS believes to be the MFS Fund’s best long-term economic interest.

2 Because Massachusetts Financial Services Company owns more than 25% of the Fund’s shares, it may control the outcome of a vote of shareholders. Massachusetts Financial Services Company is a subsidiary of Sun of Life Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

5% or Greater Ownership of Share Class

The following table identifies those investors who own of record or are known by a Fund to own beneficially 5% or more of any class of a Fund’s outstanding shares as of August 31, 2016.

FUND and CLASS NAME	Percentage Class Ownership	NAME and ADDRESS of INVESTOR
MFS ABSOLUTE RETURN FUND
CLASS A	15.04	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	13.58	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
	12.00	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	11.50	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	5.66	THOMAS D HEIMAN	3670 E 1ST ST # B	LONG BEACH CA 90803-2712
	27.47	MFS HERITAGE TRUST CO	111 HUNTINGTON AVE	BOSTON, MA 02199

MFS ABSOLUTE RETURN FUND
CLASS B	22.70	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	12.90	RUSS CHAMBERLAIN	1087 RIDGE LN	HARLAN IA 51537-4902
	11.45	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVENUE	BOSTON MA 02199-7632
	8.09	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
	5.76	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	39.55	MFS HERITAGE TRUST CO	111 HUNTINGTON AVE	BOSTON, MA 02199

MFS ABSOLUTE RETURN FUND
CLASS C	15.43	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	9.85	JACQUELINE C GORMAN	3920 BUCKS BAYOU RD	BAY CITY TX 77414-1722
	7.92	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	7.55	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
	6.21	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716-1102
	41.22	MFS HERITAGE TRUST CO	111 HUNTINGTON AVE	BOSTON, MA 02199

MFS ABSOLUTE RETURN FUND
CLASS I	61.47	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVENUE	BOSTON MA 02199-7632
	17.81	PETER D LONCTO	111 HUNTINGTON AVENUE	BOSTON MA 02199-7632
	9.96	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091

FUND and CLASS NAME	Percentage Class Ownership	NAME and ADDRESS of INVESTOR
MFS ABSOLUTE RETURN FUND
CLASS R1	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVENUE	BOSTON MA 02199-7632

MFS ABSOLUTE RETURN FUND
CLASS R2	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVENUE	BOSTON MA 02199-7632

MFS ABSOLUTE RETURN FUND
CLASS R3	99.63	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVENUE	BOSTON MA 02199-7632

MFS ABSOLUTE RETURN FUND
CLASS R4	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVENUE	BOSTON MA 02199-7632

MFS ABSOLUTE RETURN FUND
CLASS R6	91.76	STATE STREET BANK	2 AVENUE DE LAFAYETTE	BOSTON MA 02111-1750
	30.42	MFS MODERATE ALLOCATION FUND	2 AVENUE DE LAFAYETTE	BOSTON MA 02111-1750
	29.93	MFS CONSERVATION ALLOCATION FUND	2 AVENUE DE LAFAYETTE	BOSTON MA 02111-1750
	25.30	MFS GROWTH ALLOCATION FUND	2 AVENUE DE LAFAYETTE	BOSTON MA 02111-1750
	6.11	MFS LIFETIME INCOME FUND	2 AVENUE DE LAFAYETTE	BOSTON MA 02111-1750

MFS AGGRESSIVE GROWTH ALLOCATION FUND
CLASS A	24.17	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	9.38	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
	6.25	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	6.25	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529
	6.01	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	5.55	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	26.87	MFS HERITAGE TRUST CO	111 HUNTINGTON AVE	BOSTON, MA 02199

MFS AGGRESSIVE GROWTH ALLOCATION FUND
CLASS B	8.83	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	8.67	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	7.98	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	5.96	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	49.83	MFS HERITAGE TRUST CO	111 HUNTINGTON AVE	BOSTON, MA 02199

MFS AGGRESSIVE GROWTH ALLOCATION FUND
CLASS C	10.92	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	10.85	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	8.00	MERRILL LYNCH PIERCE	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484

FUND and CLASS NAME	Percentage Class Ownership	NAME and ADDRESS of INVESTOR
FENNER & SMITH INC
	7.57	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	7.50	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	6.69	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	24.24	MFS HERITAGE TRUST CO	111 HUNTINGTON AVE	BOSTON, MA 02199

MFS AGGRESSIVE GROWTH ALLOCATION FUND
CLASS I	69.02	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	5.30	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523

MFS AGGRESSIVE GROWTH ALLOCATION FUND
CLASS R1	67.31	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	67.31	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529
	25.58	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
	8.39	HEIDI BOYUM	1730 GAULT ST	SAINT PETER MN 56082-1736
	5.91	THOMAS WARRANT	305 LUNDIN BLVD # 787	MANKATO MN 56001-2719

MFS AGGRESSIVE GROWTH ALLOCATION FUND
CLASS R2	54.13	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	54.13	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529
	24.94	VOYA RETIREMENT INS & ANNUITY CO	1 ORANGE WAY B3N	WINDSOR CT 06095-4773

MFS AGGRESSIVE GROWTH ALLOCATION FUND
CLASS R3	36.05	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	35.82	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529
	24.59	EMJAY CORP	8515 E ORCHARD RD 2T2	GREENWOOD VLG CO 80111-5002
	14.12	TAYNIK & CO	C/O STATE STREET BANK & TRUST 1200 CROWN COLONY DR	QUINCY MA 02169-0938
	8.08	GREAT-WEST TRUST COMPANY LLC	8515 E ORCHARD RD 2T2	GREENWOOD VLG CO 80111-5002

MFS AGGRESSIVE GROWTH ALLOCATION FUND
CLASS R4	23.78	GREAT-WEST TRUST COMPANY LLC	8515 E ORCHARD RD 2T2	GREENWOOD VLG CO 80111-5002
	7.99	OMNI PUTNAM	8515 E ORCHARD RD 2T2	GREENWOOD VLG CO 80111-5002
	17.17	NATIONAL FINANCIAL SERVICES LLC	440 MAMARONECK AVE	HARRISON NY 10528-2418
	6.15	STATE STREET BANK TRUST CO	440 MAMARONECK AVE	HARRISON NY 10528-2418
	12.98	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	12.84	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529
	8.84	VOYA RETIREMENT INS &	1 ORANGE WAY B3N	WINDSOR CT 06095-4773

FUND and CLASS NAME	Percentage Class Ownership	NAME and ADDRESS of INVESTOR
		ANNUITY CO
	7.76	STATE STREET BANK & TRUST	1 LINCOLN ST	BOSTON MA 02111-2900
	7.76	ADP ACCESS PRODUCT	1 LINCOLN ST	BOSTON MA 02111-2900
	6.41	ASCENSUS TRUST CO	PO BOX 10758	FARGO ND 58106-0758
	5.15	TAYNIK & CO	C/O STATE STREET BANK & TRUST 1200 CROWN COLONY DR	QUINCY MA 02169-0938

MFS AGGRESSIVE GROWTH ALLOCATION FUND
CLASS 529A	12.40	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	87.60	MFS 529 SAVINGS PLAN	111 HUNTINGTON AVE	BOSTON MA 02199

MFS AGGRESSIVE GROWTH ALLOCATION FUND
CLASS 529B	99.42	MFS 529 SAVINGS PLAN	111 HUNTINGTON AVE	BOSTON MA 02199

MFS AGGRESSIVE GROWTH ALLOCATION FUND
CLASS 529C	96.95	MFS 529 SAVINGS PLAN	111 HUNTINGTON AVE	BOSTON MA 02199

MFS BLENDED RESEARCH GROWTH EQUITY FUND
CLASS A	31.30	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	22.44	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	13.69	STIFEL NICOLAUS & CO INC	501 N BROADWAY	SAINT LOUIS MO 63102-2137
	12.05	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE FL 17	BOSTON MA 02199-7632
	9.83	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002

MFS BLENDED RESEARCH GROWTH EQUITY FUND
CLASS B	53.11	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	35.94	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE FL 17	BOSTON MA 02199-7632
	6.85	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010

MFS BLENDED RESEARCH GROWTH EQUITY FUND
CLASS C	78.51	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE FL 17	BOSTON MA 02199-7632
	10.47	DAVID RABIN	53 PONDSIDE DR	BOLTON MA 01740-1275
	15.35	MFS HERITAGE TRUST CO	111 HUNTINGTON AVE	BOSTON, MA 02199

MFS BLENDED RESEARCH GROWTH EQUITY FUND
CLASS I	80.82	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	19.18	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE FL 17	BOSTON MA 02199-7632

MFS BLENDED RESEARCH GROWTH EQUITY FUND
CLASS R1	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE FL 17	BOSTON MA 02199-7632

MFS BLENDED RESEARCH GROWTH EQUITY FUND
CLASS R2	100.00	MASSACHUSETTS FINANCIAL	111 HUNTINGTON AVE	BOSTON MA 02199-7632

FUND and CLASS NAME	Percentage Class Ownership	NAME and ADDRESS of INVESTOR
		SERVICES COMPANY	FL 17

MFS BLENDED RESEARCH GROWTH EQUITY FUND
CLASS R3	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE FL 17	BOSTON MA 02199-7632

MFS BLENDED RESEARCH GROWTH EQUITY FUND
CLASS R4	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE FL 17	BOSTON MA 02199-7632

MFS BLENDED RESEARCH GROWTH EQUITY FUND
CLASS R6	94.19	STATE STREET BANK	1200 CROWN COLONY DR	QUINCY MA 02169-0938
	23.78	MFS LIFETIME 2030 FUND	1200 CROWN COLONY DR	QUINCY MA 02169-0938
	20.78	MFS LIFETIME 2040 FUND	1200 CROWN COLONY DR	QUINCY MA 02169-0938
	12.00	MFS LIFETIME INCOME FUND	1200 CROWN COLONY DR	QUINCY MA 02169-0938
	10.57	MFS LIFETIME 2020 FUND	1200 CROWN COLONY DR	QUINCY MA 02169-0938
	7.77	MFS LIFETIME 2035 FUND	1200 CROWN COLONY DR	QUINCY MA 02169-0938
	7.43	MFS LIFETIME 2050 FUND	1200 CROWN COLONY DR	QUINCY MA 02169-0938
	6.34	MFS LIFETIME 2025 FUND	1200 CROWN COLONY DR	QUINCY MA 02169-0938
	5.52	MFS LIFETIME 2045 FUND	1200 CROWN COLONY DR	QUINCY MA 02169-0938

MFS BLENDED RESEARCH SMALL CAP EQUITY FUND
CLASS A	36.42	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	20.97	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	7.55	KATHRYN E HANSON	5097 S HARVEST ST	GILBERT AZ 85298-2741
	7.27	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
	5.53	TROY A HANSON	5097 S HARVEST ST	GILBERT AZ 85298-2741
	5.24	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE FL 17	BOSTON MA 02199-7632
	22.89	MFS HERITAGE TRUST CO	111 HUNTINGTON AVE	BOSTON, MA 02199

MFS BLENDED RESEARCH SMALL CAP EQUITY FUND
CLASS B	37.16	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE FL 17	BOSTON MA 02199-7632
	33.35	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	6.90	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
	18.80	MFS HERITAGE TRUST CO	111 HUNTINGTON AVE	BOSTON, MA 02199

MFS BLENDED RESEARCH SMALL CAP EQUITY FUND
CLASS C	46.85	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE FL 17	BOSTON MA 02199-7632
	27.17	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	24.57	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729

FUND and CLASS NAME	Percentage Class Ownership	NAME and ADDRESS of INVESTOR

MFS BLENDED RESEARCH SMALL CAP EQUITY FUND
CLASS I	57.48	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVENUE	BOSTON MA 02199-7632
	23.21	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	17.06	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010

MFS BLENDED RESEARCH SMALL CAP EQUITY FUND
CLASS R1	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVENUE	BOSTON MA 02199-7632

FUND and CLASS NAME	Percentage Class Ownership	NAME and ADDRESS of INVESTOR

MFS BLENDED RESEARCH SMALL CAP EQUITY FUND
CLASS R2	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVENUE	BOSTON MA 02199-7632

MFS BLENDED RESEARCH SMALL CAP EQUITY FUND
CLASS R3	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVENUE	BOSTON MA 02199-7632

MFS BLENDED RESEARCH SMALL CAP EQUITY FUND
CLASS R4	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVENUE	BOSTON MA 02199-7632

MFS BLENDED RESEARCH SMALL CAP EQUITY FUND
CLASS R6	93.78	STATE STREET BANK	1200 CROWN COLONY DR	QUINCY MA 02169-0938
	21.58	MFS LIFETIME 2030 FUND	1200 CROWN COLONY DR	QUINCY MA 02169-0938
	21.28	MFS LIFETIME 2040 FUND	1200 CROWN COLONY DR	QUINCY MA 02169-0938
	14.91	MFS LIFETIME INCOME FUND	1200 CROWN COLONY DR	QUINCY MA 02169-0938
	9.32	MFS LIFETIME 2020 FUND	1200 CROWN COLONY DR	QUINCY MA 02169-0938
	7.69	MFS LIFETIME 2050 FUND	1200 CROWN COLONY DR	QUINCY MA 02169-0938
	7.46	MFS LIFETIME 2035 FUND	1200 CROWN COLONY DR	QUINCY MA 02169-0938
	5.82	MFS LIFETIME 2025 FUND	1200 CROWN COLONY DR	QUINCY MA 02169-0938
	5.72	MFS LIFETIME 2045 FUND	1200 CROWN COLONY DR	QUINCY MA 02169-0938

MFS BLENDED RESEARCH SMALL CAP EQUITY FUND
CLASS 529A	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVENUE	BOSTON MA 02199-7632

MFS BLENDED RESEARCH SMALL CAP EQUITY FUND
CLASS 529B	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVENUE	BOSTON MA 02199-7632

MFS BLENDED RESEARCH SMALL CAP EQUITY FUND
CLASS 529C	99.51	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVENUE	BOSTON MA 02199-7632

MFS BLENDED RESEARCH VALUE EQUITY FUND
CLASS A	62.71	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	14.57	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	10.35	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVENUE	BOSTON MA 02199-7632
	6.53	MFS HERITAGE TRUST CO	111 HUNTINGTON AVE	BOSTON, MA 02199

MFS BLENDED RESEARCH VALUE EQUITY FUND
CLASS B	86.04	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVENUE	BOSTON MA 02199-7632
	11.19	COUNSEL TRUST DBA	1251 WATERFRONT PL	PITTSBURGH PA 15222-4228

FUND and CLASS NAME	Percentage Class Ownership	NAME and ADDRESS of INVESTOR

			STE 525
	11.19	VITA ANN TRINGONE	1251 WATERFRONT PL STE 525	PITTSBURGH PA 15222-4228

MFS BLENDED RESEARCH VALUE EQUITY FUND
CLASS C	54.77	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	30.96	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVENUE	BOSTON MA 02199-7632
	14.10	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729

MFS BLENDED RESEARCH VALUE EQUITY FUND
CLASS I	58.56	JONATHAN W SAGE	111 HUNTINGTON AVENUE	BOSTON MA 02199-7632
	27.54	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVENUE	BOSTON MA 02199-7632
	7.14	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	6.76	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091

MFS BLENDED RESEARCH VALUE EQUITY FUND
CLASS R1	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVENUE	BOSTON MA 02199-7632

MFS BLENDED RESEARCH VALUE EQUITY FUND
CLASS R2	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVENUE	BOSTON MA 02199-7632

MFS BLENDED RESEARCH VALUE EQUITY FUND
CLASS R3	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVENUE	BOSTON MA 02199-7632

MFS BLENDED RESEARCH VALUE EQUITY FUND
CLASS R4	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVENUE	BOSTON MA 02199-7632

FUND and CLASS NAME	Percentage Class Ownership	NAME and ADDRESS of INVESTOR

MFS BLENDED RESEARCH VALUE EQUITY FUND
CLASS R6	96.53	STATE STREET BANK	1200 CROWN COLONY DR	QUINCY MA 02169-0938
	24.37	MFS LIFETIME 2030 FUND	1200 CROWN COLONY DR	QUINCY MA 02169-0938
	21.30	MFS LIFETIME 2040 FUND	1200 CROWN COLONY DR	QUINCY MA 02169-0938
	12.28	MFS LIFETIME INCOME FUND	1200 CROWN COLONY DR	QUINCY MA 02169-0938
	10.83	MFS LIFETIME 2020 FUND	1200 CROWN COLONY DR	QUINCY MA 02169-0938
	7.97	MFS LIFETIME 2035 FUND	1200 CROWN COLONY DR	QUINCY MA 02169-0938
	7.62	MFS LIFETIME 2050 FUND	1200 CROWN COLONY DR	QUINCY MA 02169-0938
	6.50	MFS LIFETIME 2025 FUND	1200 CROWN COLONY DR	QUINCY MA 02169-0938
	5.66	MFS LIFETIME 2045 FUND	1200 CROWN COLONY DR	QUINCY MA 02169-0938

MFS CONSERVATIVE ALLOCATION FUND
CLASS A	45.31	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	6.78	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	5.41	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
	5.41	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	13.12	MFS HERITAGE TRUST CO	111 HUNTINGTON AVE	BOSTON, MA 02199

MFS CONSERVATIVE ALLOCATION FUND
CLASS B	21.90	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	15.77	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	13.79	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	6.05	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
	17.01	MFS HERITAGE TRUST CO	111 HUNTINGTON AVE	BOSTON, MA 02199

MFS CONSERVATIVE ALLOCATION FUND
CLASS C	22.79	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	18.14	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	9.63	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	7.16	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	7.13	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	6.14	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	9.87	MFS HERITAGE TRUST CO	111 HUNTINGTON AVE	BOSTON, MA 02199

FUND and CLASS NAME	Percentage Class Ownership	NAME and ADDRESS of INVESTOR

MFS CONSERVATIVE ALLOCATION FUND
CLASS I	27.90	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	22.58	MAC & CO	P O BOX 3198 525 WILLIAM PENN PLACE	PITTSBURGH PA 15230-3198
	14.16	MASSACHUSETS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVENUE	BOSTON MA 02199-7632
	9.90	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	7.14	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	5.33	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010

MFS CONSERVATIVE ALLOCATION FUND
CLASS R1	57.09	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	57.09	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529
	17.86	EQUITABLE LIFE	500 PLAZA DR	SECAUCUS NJ 07094-3619
	9.94	MID ATLANTIC TRUST CO	1251 WATERFRONT PL STE 525	PITTSBURGH PA 15222-4228

MFS CONSERVATIVE ALLOCATION FUND
CLASS R2	39.42	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	38.94	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529
	19.42	VOYA RETIREMENT INS & ANNUITY CO	1 ORANGE WAY B3N	WINDSOR CT 06095-4773
	8.04	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	5.16	MID ATLANTIC TRUST CO	1251 WATERFRONT PL STE 525	PITTSBURGH PA 15222-4228

MFS CONSERVATIVE ALLOCATION FUND
CLASS R3	29.90	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	29.25	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529
	16.04	GREAT-WEST TRUST COMPANY LLC	8515 E ORCHARD RD 2T2	GREENWOOD VLG CO 80111-5002
	9.84	TAYNIK & CO	C/O STATE STREET BANK & TRUST 1200 CROWN COLONY DR	QUINCY MA 02169-0938
	6.10	MID ATLANTIC TRUST CO	1251 WATERFRONT PL STE 525	PITTSBURGH PA 15222-4228
	5.76	WELLS FARGO BANK	1525 WEST WT HARRIS BLVD	CHARLOTTE NC 28262-8522
	5.25	EMJAY CORP	8515 E ORCHARD RD 2T2	GREENWOOD VLG CO 80111-5002

MFS CONSERVATIVE ALLOCATION FUND
CLASS R4	41.19	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	39.19	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529
	19.82	NATIONAL FINANCIAL SERVICES LLC	100 MAGELLAN WAY # KW1C	COVINGTON KY 41015-1987
	10.91	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	100 MAGELLAN WAY # KW1C	COVINGTON KY 41015-1987

FUND and CLASS NAME	Percentage Class Ownership	NAME and ADDRESS of INVESTOR

	10.82	GREAT-WEST TRUST COMPANY LLC	8515 E ORCHARD RD 2T2	GREENWOOD VLG CO 80111-5002
	5.27	MATRIX TRUST CO	PO BOX 52129	PHOENIX AZ 85072-2129
	5.27	ASSOC MED PROFESSIONALS OF NY	PO BOX 52129	PHOENIX AZ 85072-2129

MFS CONSERVATIVE ALLOCATION FUND
CLASS 529A	10.05	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	89.95	MFS 529 SAVINGS PLAN	111 HUNTINGTON AVE	BOSTON MA 02199

MFS CONSERVATIVE ALLOCATION FUND
CLASS 529B	97.30	MFS 529 SAVINGS PLAN	111 HUNTINGTON AVE	BOSTON MA 02199

MFS CONSERVATIVE ALLOCATION FUND
CLASS 529C	5.75	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	94.25	MFS 529 SAVINGS PLAN	111 HUNTINGTON AVE	BOSTON MA 02199

FUND and CLASS NAME	Percentage Class Ownership	NAME and ADDRESS of INVESTOR

MFS EMERGING MARKETS EQUITY FUND
CLASS A	12.75	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	12.44	GREAT-WEST TRUST COMPANY LLC	8515 E ORCHARD RD 2T2	GREENWOOD VLG CO 80111-5002
	11.17	EMPOWER RETIREMENT C/O FASCORE LLC	8515 E ORCHARD RD 2T2	GREENWOOD VLG CO 80111-5002
	9.35	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	7.16	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	6.71	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
	18.39	MFS HERITAGE TRUST CO	111 HUNTINGTON AVE	BOSTON, MA 02199

MFS EMERGING MARKETS EQUITY FUND
CLASS B	11.06	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	10.29	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	7.74	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	6.02	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR	JERSEY CITY NJ 07311
	5.24	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	39.76	MFS HERITAGE TRUST CO	111 HUNTINGTON AVE	BOSTON, MA 02199

MFS EMERGING MARKETS EQUITY FUND
CLASS C	14.23	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	10.81	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR	JERSEY CITY NJ 07311
	10.81	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	8.65	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	20.15	MFS HERITAGE TRUST CO	111 HUNTINGTON AVE	BOSTON, MA 02199

MFS EMERGING MARKETS EQUITY FUND
CLASS I	62.54	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	11.46	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523

MFS EMERGING MARKETS EQUITY FUND
CLASS R1	39.57	MASS MUTUAL LIFE INSURANCE CO	1295 STATE ST	SPRINGFIELD MA 01111-0001
	19.22	MID ATLANTIC TRUST COMPANY	1251 WATERFRONT PL STE 525	PITTSBURGH PA 15222-4228
	14.30	MITRA & CO	480 PILGRIM WAY, SUITE 1000	GREEN BAY WI 54304-5280
	14.30	NG BEACON MEDICAL SERVICES C/O BMO HARRIS BANK	480 PILGRIM WAY, SUITE 1000	GREEN BAY WI 54304-5280
	13.91	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVENUE	BOSTON MA 02199-7632
	7.78	TAYNIK & CO	C/O STATE STREET	QUINCY MA 02169-0938

FUND and CLASS NAME	Percentage Class Ownership	NAME and ADDRESS of INVESTOR

MFS EMERGING MARKETS EQUITY FUND			BANK & TRUST CO 1200 CROWN COLONY DR
CLASS R2	56.95	MASS MUTUAL LIFE INSURANCE CO	1295 STATE ST	SPRINGFIELD MA 01111-0001
	16.48	HARTFORD LIFE INS CO	PO BOX 2999	HARTFORD CT 06104-2999

MFS EMERGING MARKETS EQUITY FUND
CLASS R3	29.02	GREAT-WEST TRUST COMPANY LLC	8515 E ORCHARD RD 2T2	GREENWOOD VLG CO 80111-5002
	17.44	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	100 MAGELLAN WAY	COVINGTON KY 41015-1999
	11.18	CLIPPARD INSTRUMENT LABORATORY	100 MAGELLAN WAY	COVINGTON KY 41015-1999
	12.94	GREAT-WEST LIFE & ANNUITY	8515 E ORCHARD RD # 2T2	GREENWOOD VLG CO 80111-5002
	12.94	FUTURE FUNDS II	8515 E ORCHARD RD # 2T2	GREENWOOD VLG CO 80111-5002
	8.40	TAYNIK & CO	C/O STATE STREET BANK & TRUST CO 1200 CROWN COLONY DR	QUINCY MA 02169-0938
	7.28	MID ATLANTIC TRUST CO	1251 WATERFRONT PL STE 525	PITTSBURGH PA 15222-4228
	5.14	DENNIS MALUCHNIK TTEE WERUM SOFTWARE SYSTEMS INC	5 SYLVAN WAY	PARSIPPANY NJ 07054-3818

MFS EMERGING MARKETS EQUITY FUND
CLASS R4	92.70	VRSCO	2929 ALLEN PKWY STE A6-20	HOUSTON TX 77019-7117
	92.70	AIGFSB NASSAU HEALTHCARE CORPORATION	2929 ALLEN PKWY STE A6-20	HOUSTON TX 77019-7117

FUND and CLASS NAME	Percentage Class Ownership	NAME and ADDRESS of INVESTOR

MFS EMERGING MARKETS EQUITY FUND
CLASS R6	96.55	STATE STREET BANK	2 AVENUE DE LAFAYETTE	BOSTON MA 02111-1750
	82.36	MFS INTERNATIONAL DIVERSIFICATION FUND	2 AVENUE DE LAFAYETTE	BOSTON MA 02111-1750
	8.64	MFS GROWTH ALLOCATION FUND	2 AVENUE DE LAFAYETTE	BOSTON MA 02111-1750
	5.55	MFS AGGRESSIVE GROWTH ALLOCATION FUND	2 AVENUE DE LAFAYETTE	BOSTON MA 02111-1750

MFS GROWTH ALLOCATION FUND
CLASS A	44.90	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	6.67	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	19.23	MFS HERITAGE TRUST CO	111 HUNTINGTON AVE	BOSTON, MA 02199

MFS GROWTH ALLOCATION FUND
CLASS B	21.21	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	10.98	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	8.17	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	5.33	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
	34.47	MFS HERITAGE TRUST CO	111 HUNTINGTON AVE	BOSTON, MA 02199

MFS GROWTH ALLOCATION FUND
CLASS C	18.78	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	12.24	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	7.88	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	7.87	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	7.79	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	5.71	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	17.52	MFS HERITAGE TRUST CO	111 HUNTINGTON AVE	BOSTON, MA 02199

MFS GROWTH ALLOCATION FUND
CLASS I	41.42	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	11.77	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR	JERSEY CITY NJ 07311
	6.79	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	6.64	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	5.30	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010

MFS GROWTH ALLOCATION FUND
CLASS R1	46.77	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	46.77	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529
	26.73	EQUITABLE LIFE	500 PLAZA DR	SECAUCUS NJ 07094-3619
	12.39	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010

FUND and CLASS NAME	Percentage Class Ownership	NAME and ADDRESS of INVESTOR

MFS GROWTH ALLOCATION FUND
CLASS R2	50.88	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	50.88	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529
	18.08	VOYA RETIREMENT INS & ANNUITY CO	1 ORANGE WAY B3N	WINDSOR CT 06095-4773
	6.57	MG TRUST COMPANY	717 17TH ST STE 1300	DENVER CO 80202-3304

MFS GROWTH ALLOCATION FUND
CLASS R3	40.80	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	40.40	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529
	10.25	TAYNIK & CO	C/O STATE STREET BANK & TRUST CO 1200 CROWN COLONY DR	QUINCY MA 02169-0938
	9.62	EMJAY CORP	8515 E ORCHARD RD 2T2	GREENWOOD VLG CO 80111-5002
	8.49	GREAT-WEST TRUST COMPANY LLC	8515 E ORCHARD RD 2T2	GREENWOOD VLG CO 80111-5002

MFS GROWTH ALLOCATION FUND
CLASS R4	28.88	NATIONAL FINANCIAL SERVICES LLC	100 MAGELLAN WAY # KW1C	COVINGTON KY 41015-1987
	12.13	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	100 MAGELLAN WAY # KW1C	COVINGTON KY 41015-1987
	9.43	STATE STREET BANK TRUST CO	440 MAMARONECK AVE	HARRISON NY 10528-2418
	20.92	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	18.71	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529
	12.81	GREAT-WEST TRUST COMPANY LLC	8515 E ORCHARD RD 2T2	GREENWOOD VLG CO 80111-5002
	5.51	VOYA RETIREMENT INS & ANNUITY CO	1 ORANGE WAY B3N	WINDSOR CT 06095-4773
	5.30	STATE STREET BANK & TRUST	1 LINCOLN ST	BOSTON MA 02111-2900
	5.30	ADP ACCESS PRODUCT	1 LINCOLN ST	BOSTON MA 02111-2900

MFS GROWTH ALLOCATION FUND
CLASS 529A	15.02	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	84.98	MFS 529 SAVINGS PLAN	111 HUNTINGTON AVE	BOSTON MA 02199

MFS GROWTH ALLOCATION FUND
CLASS 529B	6.19	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	93.81	MFS 529 SAVINGS PLAN	111 HUNTINGTON AVE	BOSTON MA 02199

MFS GROWTH ALLOCATION FUND
CLASS 529C	96.12	MFS 529 SAVINGS PLAN	111 HUNTINGTON AVE	BOSTON MA 02199

MFS INTERNATIONAL GROWTH FUND
CLASS A	39.86	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	33.06	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729

FUND and CLASS NAME	Percentage Class Ownership	NAME and ADDRESS of INVESTOR

MFS INTERNATIONAL GROWTH FUND
CLASS B	23.37	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	18.60	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	7.37	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	24.03	MFS HERITAGE TRUST CO	111 HUNTINGTON AVE	BOSTON, MA 02199

MFS INTERNATIONAL GROWTH FUND
CLASS C	15.43	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	12.72	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	10.85	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR	JERSEY CITY NJ 07311
	7.35	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	6.50	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	5.12	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010

FUND and CLASS NAME	Percentage Class Ownership	NAME and ADDRESS of INVESTOR

	14.66	MFS HERITAGE TRUST CO	111 HUNTINGTON AVE	BOSTON, MA 02199

MFS INTERNATIONAL GROWTH FUND
CLASS I	23.72	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716-1102
	20.07	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
	18.53	CHARLES SCHWAB & CO INC	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4151
	8.41	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002

MFS INTERNATIONAL GROWTH FUND
CLASS R1	46.95	EQUITABLE LIFE	500 PLAZA DR	SECAUCUS NJ 07094-3619
	27.25	DCGT	711 HIGH ST	DES MOINES IA 50392-0001
	13.68	PIMS/PRUDENTIAL	618 S KILROY RD	TURLOCK CA 95380-9531
	13.68	VOLK ENTERPRISES INC	618 S KILROY RD	TURLOCK CA 95380-9531

MFS INTERNATIONAL GROWTH FUND
CLASS R2	49.13	HARTFORD LIFE INS CO	PO BOX 2999	HARTFORD CT 06104-2999
	17.21	DCGT	711 HIGH ST	DES MOINES IA 50392-0001
	9.64	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	6.41	LINCOLN RETIREMENT SERVICES COMPANY	PO BOX 7876	FORT WAYNE IN 46801-7876
	5.84	VOYA RETIREMENT INS & ANNUITY CO	1 ORANGE WAY B3N	WINDSOR CT 06095-4773

MFS INTERNATIONAL GROWTH FUND
CLASS R3	24.71	HARTFORD LIFE INS CO	PO BOX 2999	HARTFORD CT 06104-2999
	12.96	CHARLES SCHWAB & CO INC	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4151
	11.11	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	10.75	LINCOLN RETIREMENT SERVICES COMPANY	PO BOX 7876	FORT WAYNE IN 46801-7876
	9.77	SYLVANIA FRANCISCAN HEALTH	PO BOX 7876	FORT WAYNE IN 46801-7876
	8.92	GREAT-WEST TRUST COMPANY LLC	8515 E ORCHARD RD 2T2	GREENWOOD VLG CO 80111-5002

MFS INTERNATIONAL GROWTH FUND
CLASS R4	49.04	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	33.84	MG TRUST COMPANY	700 17TH ST STE 300	DENVER CO 80202-3531
	33.84	UNITED OF OMAHA	700 17TH ST STE 300	DENVER CO 80202-3531
	5.75	GREAT WEST TRUST CO	11500 OUTLOOK ST	OVERLAND PARK KS 66211-1804
	5.75	GREAT PLAINS ENERGY INCORPORATED	11500 OUTLOOK ST	OVERLAND PARK KS 66211-1804

MFS INTERNATIONAL GROWTH FUND
CLASS R6	90.20	STATE STREET BANK	2 AVENUE DE LAFAYETTE	BOSTON MA 02111-1750
	61.43	MFS INTERNATIONAL DIVERSIFICATION FUND	2 AVENUE DE LAFAYETTE	BOSTON MA 02111-1750

FUND and CLASS NAME	Percentage Class Ownership	NAME and ADDRESS of INVESTOR

	12.90	MFS GROWTH ALLOCATION FUND	2 AVENUE DE LAFAYETTE	BOSTON MA 02111-1750
	9.25	MFS MODERATE ALLOCATION FUND	2 AVENUE DE LAFAYETTE	BOSTON MA 02111-1750
	6.62	MFS AGGRESSIVE GROWTH ALLOCATION FUND	2 AVENUE DE LAFAYETTE	BOSTON MA 02111-1750

MFS INTERNATIONAL VALUE FUND
CLASS A	34.41	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	24.06	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
	12.68	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	9.04	CHARLES SCHWAB & CO INC	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4151
	5.35	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484

MFS INTERNATIONAL VALUE FUND
CLASS B	26.35	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	20.43	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	9.74	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	8.92	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	6.73	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	8.73	MFS HERITAGE TRUST CO	111 HUNTINGTON AVE	BOSTON, MA 02199

MFS INTERNATIONAL VALUE FUND
CLASS C	16.62	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR	JERSEY CITY NJ 07311
	13.62	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	10.29	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716-1102
	9.37	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	7.69	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	7.64	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	5.99	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
	5.83	UBS WM USA	1000 HARBOR BLVD FL 5	WEEHAWKEN NJ 07086-6761
	5.19	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729

MFS INTERNATIONAL VALUE FUND
CLASS I	16.70	CHARLES SCHWAB & CO INC	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4151
	13.45	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	13.25	STRAFE & CO	PO BOX 6924	NEWARK DE 19714-6924
	10.59	NATIONAL FINANCIAL SERVICES	499 WASHINGTON	JERSEY CITY NJ 07310-2010

FUND and CLASS NAME	Percentage Class Ownership	NAME and ADDRESS of INVESTOR

		LLC	BLVD
	9.03	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR	JERSEY CITY NJ 07311
	7.91	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	5.02	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484

MFS INTERNATIONAL VALUE FUND
CLASS R1	38.89	EQUITABLE LIFE	500 PLAZA DR	SECAUCUS NJ 07094-3619
	13.86	DCGT	711 HIGH ST	DES MOINES IA 50392-0001
	11.40	MID ATLANTIC TRUST COMPANY	1251 WATERFRONT PL STE 525	PITTSBURGH PA 15222-4228
	7.84	TAYNIK & CO	C/O STATE STREET BANK & TRUST CO 1200 CROWN COLONY DR	QUINCY MA 02169-0938
	6.82	MASS MUTUAL LIFE INSURANCE CO	1295 STATE ST	SPRINGFIELD MA 01111-0001
	6.14	MG TRUST COMPANY	717 17TH ST STE 1300	DENVER CO 80202-3304

MFS INTERNATIONAL VALUE FUND
CLASS R2	15.91	HARTFORD LIFE INS CO	PO BOX 2999	HARTFORD CT 06104-2999
	15.58	VOYA RETIREMENT INS & ANNUITY CO	1 ORANGE WAY B3N	WINDSOR CT 06095-4773
	10.58	DCGT	711 HIGH ST	DES MOINES IA 50392-0001
	9.05	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	8.89	STATE STREET BANK & TRUST	1 LINCOLN ST	BOSTON MA 02111-2900
	8.89	ADP ACCESS PRODUCT	1 LINCOLN ST	BOSTON MA 02111-2900
	5.59	GREAT-WEST TRUST COMPANY	8515 E ORCHARD RD 2T2	GREENWOOD VLG CO 80111-5002
	5.30	NATIONAL FINANCIAL SERVICES COMPANY	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010

MFS INTERNATIONAL VALUE FUND
CLASS R3	28.53	NATIONWIDE LIFE INSURANCE COMPANY	PO BOX 182029	COLUMBUS OH 43218-2029
	12.60	NATIONAL FINANCIAL SERVICES COMPANY	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
	6.35	TRANSAMERICA LIFE INS COMPANY	440 MAMARONECK AVE	HARRISON NY 10528-2418
	6.50	CHARLES SCHWAB & CO INC	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4151
	6.39	HARTFORD LIFE INS CO	PO BOX 2999	HARTFORD CT 06104-2999
	6.09	DCGT	711 HIGH ST	DES MOINES IA 50392-0001
	5.64	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	100 MAGELLAN WAY	COVINGTON KY 41015-1999

MFS INTERNATIONAL VALUE FUND
CLASS R4	21.47	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010

FUND and CLASS NAME	Percentage Class Ownership	NAME and ADDRESS of INVESTOR

	14.15	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	100 MAGELLAN WAY # KW1C	COVINGTON KY 41015-1987
	5.58	STATE STREET BANK TRUST CO	100 MAGELLAN WAY # KW1C	COVINGTON KY 41015-1987
	11.44	CHARLES SCHWAB & CO INC	101 MONTGOMERY ST	SAN FRANCISCO CA 94104-4151
	9.08	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	5.55	GREAT-WEST TRUST COMPANY LLC	8515 E ORCHARD RD 2T2	GREENWOOD VLG CO 80111-5002
	5.26	DCGT	711 HIGH ST	DES MOINES IA 50392-0001

MFS INTERNATIONAL VALUE FUND
CLASS R6	47.54	STATE STREET BANK AS CUSTODIAN OF	2 AVENUE DE LAFAYETTE	BOSTON MA 02111-1750
	34.94	MFS INTERNATIONAL DIVERSIFICATION FUND	2 AVENUE DE LAFAYETTE	BOSTON MA 02111-1750
	7.34	MFS GROWTH ALLOCATION FUND	2 AVENUE DE LAFAYETTE	BOSTON MA 02111-1750
	5.26	MFS MODERATE ALLOCATION FUND	2 AVENUE DE LAFAYETTE	BOSTON MA 02111-1750
	13.13	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
	7.71	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	100 MAGELLAN WAY # KW1C	COVINGTON KY 41015-1987

MFS INTERNATIONAL DIVERSIFICATION FUND
CLASS A	38.07	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	19.77	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	19.49	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010

MFS INTERNATIONAL DIVERSIFICATION FUND
CLASS B	17.17	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	13.33	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	9.53	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	9.09	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	6.23	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
	5.16	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	23.03	MFS HERITAGE TRUST CO	111 HUNTINGTON AVE	BOSTON, MA 02199

MFS INTERNATIONAL DIVERSIFICATION FUND
CLASS C	16.26	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405

FUND and CLASS NAME	Percentage Class Ownership	NAME and ADDRESS of INVESTOR

	15.81	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	12.59	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR	JERSEY CITY NJ 07311
	9.71	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716-1102
	7.66	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	6.80	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	5.59	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
	5.12	MFS HERITAGE TRUST CO	111 HUNTINGTON AVE	BOSTON, MA 02199

FUND and CLASS NAME	Percentage Class Ownership	NAME and ADDRESS of INVESTOR

MFS INTERNATIONAL DIVERSIFICATION FUND
CLASS I	16.45	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	10.00	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	9.32	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	8.58	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
	8.52	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	8.11	RAYMOND JAMES	880 CARILLON PKWY	ST PETERSBURG FL 33716-1102
	7.47	MORGAN STANLEY SMITH BARNEY	HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR	JERSEY CITY NJ 07311
	6.68	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	6.17	UBS WM USA	1000 HARBOR BLVD FL 5	WEEHAWKEN NJ 07086-6761
	5.78	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729

MFS INTERNATIONAL DIVERSIFICATION FUND
CLASS R1	24.36	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	24.36	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529
	13.71	DCGT	711 HIGH ST	DES MOINES IA 50392-0001
	13.01	MID ATLANTIC TRUST CO	1251 WATERFRONT PL STE 525	PITTSBURGH PA 15222-4228
	6.79	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	9.00	COUNSEL TRUST DBA MATC FBO KONRAD BEER DISTRIBUTOR	1251 WATERFRONT PL STE 525	PITTSBURGH PA 15222-4228
	6.53	COUNSEL TRUST	1251 WATERFRONT PL STE 525	PITTSBURGH PA 15222-4228
	6.46	MG TRUST COMPANY	717 17TH ST STE 1300	DENVER CO 80202-3304
	5.56	STERLING RESEARCH GROUP, INC.	717 17TH ST STE 1300	DENVER CO 80202-3304

MFS INTERNATIONAL DIVERSIFICATION FUND
CLASS R2	34.86	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	13.38	DCGT	711 HIGH ST	DES MOINES IA 50392-0001
	13.37	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	13.34	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529
	6.49	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	100 MAGELLAN WAY	COVINGTON KY 41015-1999
	5.21	MID ATLANTIC TRUST CO	1251 WATERFRONT PL STE 525	PITTSBURGH PA 15222-4228

FUND and CLASS NAME	Percentage Class Ownership	NAME and ADDRESS of INVESTOR

MFS INTERNATIONAL DIVERSIFICATION FUND
CLASS R3	14.75	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	100 MAGELLAN WAY	COVINGTON KY 41015-1999
	10.43	NATIONAL FINANCIAL SERVICES LLC	440 MAMARONECK AVE	HARRISON NY 10528-2418
	5.77	STATE STREET BANK TRUST CO	440 MAMARONECK AVE	HARRISON NY 10528-2418
	9.93	GREAT-WEST TRUST COMPANY LLC	8515 E ORCHARD RD 2T2	GREENWOOD VLG CO 80111-5002
	9.68	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	7.89	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529
	6.67	ASCENSUS TRUST COMPANY	PO BOX 10758	FARGO ND 58106-0758
	6.32	SUNTRUST BANK	8515 E ORCHARD RD # 2T2	GREENWOOD VLG CO 80111-5002

MFS INTERNATIONAL DIVERSIFICATION FUND
CLASS R4	31.30	NATIONAL FINANCIAL SERVICES LLC	100 MAGELLAN WAY # KW1C	COVINGTON KY 41015-1987
	30.27	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	100 MAGELLAN WAY # KW1C	COVINGTON KY 41015-1987
	12.32	WELLS FARGO BANK	PO BOX 1533	MINNEAPOLIS MN 55480-1533
	9.30	LAS VEGAS VALLEY WATER DISTRICT	PO BOX 1533	MINNEAPOLIS MN 55480-1533
	11.23	STANDARD INSURANCE COMPANY	1100 SW 6TH AVE	PORTLAND OR 97204-1093
	8.19	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484

MFS MANAGED WEALTH FUND
CLASS A	36.06	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	14.19	STEVEN R GORHAM & DOROTHY GORHAM	111 HUNTINGTON AVENUE	BOSTON MA 02199-7610
	12.67	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	10.58	MAC & CO	PO BOX 3198 525 WILLIAM PENN PLACE	PITTSBURGH PA 15230-3198
	7.21	DANIEL J BOYCE & SHELLEY L BOYCE	400 DEVEREUX DR	VILLANOVA PA 19085-1932
	6.14	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	5.00	MFS HERITAGE TRUST CO	111 HUNTINGTON AVE	BOSTON, MA 02199

MFS MANAGED WEALTH FUND
CLASS B	73.38	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7610
	25.10	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002

MFS MANAGED WEALTH FUND
CLASS C	40.61	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	28.32	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	16.24	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	7.20	MFS HERITAGE TRUST CO	111 HUNTINGTON AVE	BOSTON, MA 02199

FUND and CLASS NAME	Percentage Class Ownership	NAME and ADDRESS of INVESTOR

MFS MANAGED WEALTH FUND
CLASS I	50.10	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE FL 21	BOSTON MA 02199-7610
	18.78	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	9.77	JAMES A JESSEE	111 HUNTINGTON AVE FL 21	BOSTON MA 02199-7610
	7.26	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484

MFS MANAGED WEALTH FUND
CLASS R1	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7610

MFS MANAGED WEALTH FUND
CLASS R2	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7610

MFS MANAGED WEALTH FUND
CLASS R3	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7610

MFS MANAGED WEALTH FUND
CLASS R4	100.00	MASSACHUSETTS FINANCIAL SERVICES COMPANY	111 HUNTINGTON AVE	BOSTON MA 02199-7610

MFS MODERATE ALLOCATION FUND
CLASS A	47.50	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	6.42	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	14.28	MFS HERITAGE TRUST CO	111 HUNTINGTON AVE	BOSTON, MA 02199

FUND and CLASS NAME	Percentage Class Ownership	NAME and ADDRESS of INVESTOR

MFS MODERATE ALLOCATION FUND
CLASS B	20.70	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	14.73	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	14.18	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	5.90	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
	24.96	MFS HERITAGE TRUST CO	111 HUNTINGTON AVE	BOSTON, MA 02199

MFS MODERATE ALLOCATION FUND
CLASS C	19.26	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	15.98	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	9.13	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	8.42	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002
	8.26	AMERICAN ENTERPRISE INVESTMENT	707 2ND AVE S	MINNEAPOLIS MN 55402-2405
	6.65	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	11.62	MFS HERITAGE TRUST CO	111 HUNTINGTON AVE	BOSTON, MA 02199

MFS MODERATE ALLOCATION FUND
CLASS I	27.20	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	17.85	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091
	7.16	JAMES A JESSEE	111 HUNTINGTON AVE	BOSTON MA 02199-7610
	7.13	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-2010
	6.67	FIRST CLEARING LLC	2801 MARKET ST	SAINT LOUIS MO 63103-2523
	5.26	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0002

MFS MODERATE ALLOCATION FUND
CLASS R1	50.01	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	50.01	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529
	26.39	EQUITABLE LIFE	500 PLAZA DR	SECAUCUS NJ 07094-3619
	8.97	MID ATLANTIC TRUST CO	1251 WATERFRONT PL STE 525	PITTSBURGH PA 15222-4228

MFS MODERATE ALLOCATION FUND
CLASS R2	40.07	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	39.94	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529
	24.75	VOYA RETIREMENT INS & ANNUITY CO	1 ORANGE WAY B3N	WINDSOR CT 06095-4773
	6.39	MERRILL LYNCH PIERCE FENNER & SMITH INC	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484
	6.00	MG TRUST COMPANY	717 17TH ST STE 1300	DENVER CO 80202-3304

MFS MODERATE ALLOCATION FUND
CLASS R3	29.43	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	29.20	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529
	15.85	EMJAY CORP	8515 E ORCHARD RD 2T2	GREENWOOD VLG CO 80111-5002
	12.39	GREAT-WEST TRUST COMPANY	8515 E ORCHARD RD 2T2	GREENWOOD VLG CO 80111-5002

FUND and CLASS NAME	Percentage Class Ownership	NAME and ADDRESS of INVESTOR

	7.09	TAYNIK & CO	C/O STATE STREET BANK & TRUST CO 1200 CROWN COLONY DR	QUINCY MA 02169-0938
	5.20	STATE STREET BANK & TRUST	1 LINCOLN ST	BOSTON MA 02111-2900
	5.20	ADP ACCESS PRODUCT	1 LINCOLN ST	BOSTON MA 02111-2900

MFS MODERATE ALLOCATION FUND
CLASS R4	31.41	NATIONAL FINANCIAL SERVICES LLC	100 MAGELLAN WAY # KW1C	COVINGTON KY 41015-1987
	21.33	FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC	100 MAGELLAN WAY # KW1C	COVINGTON KY 41015-1987
	6.02	STATE STREET BANK TRUST CO	440 MAMARONECK AVE	HARRISON NY 10528-2418
	17.94	GREAT-WEST TRUST COMPANY LLC	8515 E ORCHARD RD 2T2	GREENWOOD VLG CO 80111-5002
	5.11	OMNI PUTNAM	8515 E ORCHARD RD 2T2	GREENWOOD VLG CO 80111-5002
	14.62	RELIANCE TRUST CO	PO BOX 48529	ATLANTA GA 30362-1529
	12.78	MASSMUTUAL	PO BOX 48529	ATLANTA GA 30362-1529

MFS MODERATE ALLOCATION FUND
CLASS 529A	10.35	EDWARD D JONES & CO	12555 MANCHESTER RD	SAINT LOUIS MO 63131-3729
	89.65	MFS 529 SAVINGS PLAN	111 HUNTINGTON AVE	BOSTON MA 02199

MFS MODERATE ALLOCATION FUND
CLASS 529B	96.90	MFS 529 SAVINGS PLAN	111 HUNTINGTON AVE	BOSTON MA 02199

FUND and CLASS NAME	Percentage Class Ownership	NAME and ADDRESS of INVESTOR

MFS MODERATE ALLOCATION FUND
CLASS 529C	95.34	MFS 529 SAVINGS PLAN	111 HUNTINGTON AVE	BOSTON MA 02199

APPENDIX D - PORTFOLIO MANAGER(S)

Compensation

Portfolio manager compensation is reviewed annually. As of December 31, 2015, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary — Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

With respect to each portfolio manager except Messrs. Almeida, Melendez, and Roberge, the performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2015, the following benchmarks were used to measure the following portfolio managers’ performance for the following Funds:

Fund	Portfolio Manager	Benchmark(s)
MFS Absolute Return Fund	James J. Calmas	Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index Lipper Absolute Return Funds
	Benjamin Nastou	BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index Lipper Absolute Return Funds
	Natalie I. Shapiro	BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index Lipper Alternative Credit Focus Funds

MFS Aggressive Growth Allocation Fund	Joseph C. Flaherty, Jr.

Standard & Poor’s 500 Stock Index
MSCI EAFE (Europe, Australasia, Far East) Index
Bloomberg Commodity Index
FTSE EPRA/NAREIT Developed Real Estate Index
Lipper Mixed-Asset Target Allocation Aggressive Growth Funds

MFS Blended Research Growth Equity Fund	Matthew W. Krummell	Russell 1000® Growth Index
	James C. Fallon	Russell 1000® Growth Index
	Jonathan W. Sage	Russell 1000® Growth Index
	John E. Stocks	Russell 1000® Growth Index

MFS Blended Research Small Cap Equity Fund	Matthew W. Krummell	Russell 2000® Index
	James C. Fallon	Russell 2000® Index
	Jonathan W. Sage	Russell 2000® Index
	John E. Stocks	Russell 2000® Index

MFS Blended Research Value Equity Fund	Jonathan W. Sage	Russell 1000® Value Index
	James C. Fallon	Russell 1000® Value Index
	Matthew W. Krummell	Russell 1000® Value Index
	John E. Stocks	Russell 1000® Value Index

MFS Conservative Allocation Fund	Joseph C. Flaherty, Jr.

Standard & Poor’s 500 Stock Index
MSCI EAFE (Europe, Australasia, Far East) Index
Bloomberg Commodity Index
FTSE EPRA/NAREIT Developed Real Estate Index
Bloomberg Barclays U.S. Aggregate Bond Index
Lipper Mixed-Asset Target Allocation Conservative Funds

MFS Emerging Markets Equity Fund	Jose Luis Garcia	MSCI Emerging Markets Index (gross div) Lipper Emerging Markets Funds
	Robert Lau	MSCI Emerging Markets Index (gross div) Lipper Emerging Markets Funds

MFS Growth Allocation Fund	Joseph C. Flaherty, Jr.

Standard & Poor’s 500 Stock Index
MSCI EAFE (Europe, Australasia, Far East) Growth Index
Bloomberg Commodity Index
FTSE EPRA/NAREIT Developed Real Estate Index
Bloomberg Barclays U.S. Aggregate Bond Index
Lipper Mixed-Asset Target Allocation Growth Funds

Fund	Portfolio Manager	Benchmark(s)

MFS International Growth Fund	David A. Antonelli	MSCI All Country World (ex-US) Growth Index (gross div) Lipper International Large-Cap Growth Funds
Lipper International Funds Lipper International Multi-Cap Growth Funds
	Matthew Barrett	MSCI All Country World (ex-US) Growth Index (gross div)
	Kevin M. Dwan	MSCI All Country World (ex-US) Growth Index (gross div) Lipper International Large-Cap Growth Funds Lipper International Funds Lipper International Multi-Cap Growth Funds

MFS International Value Fund	Pablo De La Mata	MSCI EAFE (Europe, Australasia, Far East) Value Index (gross div) MSCI EAFE (Europe, Australasia, Far East) Index (gross div)
Benjamin Stone

MSCI EAFE (Europe, Australasia, Far East) Index (gross div)
MSCI EAFE (Europe, Australasia, Far East) Value Index (gross div)
Lipper International Funds
Lipper International Multi-Cap Core Funds
Lipper International Multi-Cap Value Funds

MFS Managed Wealth Fund	James T. Swanson	BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index Standard & Poor’s 500 Stock Index
	William J. Adams	BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index Standard & Poor’s 500 Stock Index
	Barnaby M. Wiener	BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index Lipper Alternative Long/Short Equity Funds

MFS Moderate Allocation Fund	Joseph C. Flaherty, Jr.

Standard & Poor’s 500 Stock Index
MSCI EAFE (Europe, Australasia, Far East) Index
Bloomberg Commodity Index
FTSE EPRA/NAREIT Developed Real Estate Index
Bloomberg Barclays U.S. Aggregate Bond Index
Lipper Mixed-Asset Target Allocation Moderate Funds

As of August 19, 2016, MFS expects the following benchmarks will be used to measure the following portfolio managers’ performance for the following fund:

Fund	Portfolio Manager	Benchmark(s)
MFS Blended Research Mid Cap Equity Fund	Matthew W. Krummell	Russell Midcap® Index
	James C. Fallon	Russell Midcap® Index
	Jonathan W. Sage	Russell Midcap® Index
	John E. Stocks	Russell Midcap® Index

The Russell 1000® Growth Index, Russell Midcap® Index, Russell 2000® Index, and Russell 1000® Value Index are trademarks/service marks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

Additional or different benchmarks, including versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used.  Consideration is given to portfolio performance over one, three, and five years with emphasis placed on the longer periods.  For portfolio managers who have served for more than five years, additional longer-term performance periods are also considered.  For portfolio managers who have served for less than five years, performance periods are adjusted as appropriate.

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management.  A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates.  During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

With respect to Messrs. Almeida and Melendez, the performance bonus is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders, and non-investment personnel) and management’s assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management.  A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates.  During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

With respect to Mr. Roberge, his compensation reflects his broader role within MFS as Co-Chief Executive Officer of MFS in addition to being a portfolio manager. The Chairman and Co-Chief Executive Officer of MFS determines and recommends the amount of his compensation to the Sun Life Management Resources Committee of the Board of Directors of Sun Life Financial, Inc. (the ultimate parent company of MFS). His performance bonus is based on a combination of quantitative and qualitative factors. The quantitative portion is based on overall group investment performance and business performance metrics. The qualitative portion is based on the results of an annual internal review process conducted by the Chairman and Co-Chief Executive Officer which takes into account his broad leadership responsibilities. In addition, Mr. Roberge participates in a mandatory deferred compensation program whereby a portion of his performance bonus is deferred and awarded in the form of restricted stock units.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the Fund’s fiscal year ended May 31, 2016. The following dollar ranges apply:

N. None

A. $1 — $10,000

B. $10,001 — $50,000

C. $50,001 — $100,000

D. $100,001 — $500,000

E. $500,001 — $1,000,000

F. Over $1,000,000

Fund	Portfolio Manager	Dollar Range of Equity Securities in the Fund
MFS Absolute Return Fund	James J. Calmas	N
	Benjamin Nastou	D
	Natalie I. Shapiro	D

MFS Aggressive Growth Allocation Fund	Joseph C. Flaherty, Jr.	N

MFS Blended Research Growth Equity Fund	Matthew W. Krummell	N
	James C. Fallon	N
	Jonathan W. Sage	N
	John E. Stocks	N

MFS Blended Research Small Cap Equity Fund	Matthew W. Krummell	N
	James C. Fallon	N
	Jonathan W. Sage	N
	John E. Stocks	N

MFS Blended Research Value Equity Fund	Jonathan W. Sage	D
	James C. Fallon	N
	Matthew W. Krummell	N
	John E. Stocks	N

Fund	Portfolio Manager	Dollar Range of Equity Securities in the Fund
MFS Conservative Allocation Fund	Joseph C. Flaherty, Jr.	F

MFS Emerging Markets Equity Fund	Jose Luis Garcia	C
	Robert Lau	N

MFS Growth Allocation Fund	Joseph C. Flaherty, Jr.	F

MFS International Diversification Fund	Thomas Melendez	D

MFS International Growth Fund	David A. Antonelli	E
	Matthew Barrett	N
	Kevin M. Dwan	N

MFS International Value Fund	Pablo De La Mata	N
	Benjamin Stone	N

MFS Managed Wealth Fund	James T. Swanson	F
	William J. Adams	N
	Robert M. Almeida	C
	Michael W. Roberge	F
	Barnaby M. Wiener	N

MFS Moderate Allocation Fund	Joseph C. Flaherty, Jr.	F

As of August 17, 2016, no portfolio managers owned shares of MFS Blended Research Mid Cap Equity Fund because the fund had not yet commenced operations.

Other Accounts

In addition to the Fund, each portfolio manager of the Fund is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate.  Wholly-owned subsidiaries of registered investment companies are not considered separate accounts for purposes of number of accounts and total assets managed.  The number and assets of these accounts were as follows as of the Fund’s fiscal year ended May 31, 2016:

Fund	Portfolio Manager	Category of Accounts Managed	Number of Accounts	Total Assets

MFS Absolute Return Fund	Benjamin Nastou	Registered Investment Companies[1]	5	$2.4 billion
		Other Pooled Investment Vehicles	2	$93.6 million
		Other Accounts	0	Not Applicable
	James Calmas	Registered Investment Companies[1]	7	$3.8 billion
		Other Pooled Investment Vehicles	2	$843.7 million
		Other Accounts	0	Not Applicable
	Natalie Shapiro	Registered Investment Companies[1]	5	$2.4 billion
		Other Pooled Investment Vehicles	3	$241.9 million
		Other Accounts	0	Not Applicable

MFS Aggressive Growth Allocation Fund	Joseph Flaherty	Registered Investment Companies[1]	17	$21.5 billion
		Other Pooled Investment Vehicles	13	$340.6 million
		Other Accounts	0	Not Applicable

Fund	Portfolio Manager	Category of Accounts Managed	Number of Accounts	Total Assets
MFS Blended Research Growth Equity Fund	James Fallon	Registered Investment Companies[1]	19	$7.9 billion
		Other Pooled Investment Vehicles	15	$1.3 billion
		Other Accounts	44	$6.7 billion
	John Stocks	Registered Investment Companies[1]	19	$7.9 billion
		Other Pooled Investment Vehicles	15	$1.3 billion
		Other Accounts	34	$5.0 billion
	Jonathan Sage	Registered Investment Companies[1]	27	$25.0 billion
		Other Pooled Investment Vehicles	17	$4.2 billion
		Other Accounts	42	$11.9 billion
	Matthew Krummell	Registered Investment Companies[1]	21	$7.9 billion
		Other Pooled Investment Vehicles	15	$1.3 billion
		Other Accounts	37	$5.0 billion

MFS Blended Research Mid Cap Equity Fund	Jed Stocks[2]	Registered Investment Companies[1]	20	$8.7 billion
	(Became a Portfolio Manager of	Other Pooled Investment Vehicles	16	$1.3 billion
	the Fund on August 19, 2016)	Other Accounts	35	$5.4 billion
	Jim Fallon[2]	Registered Investment Companies[1]	20	$8.7 billion
	(Became a Portfolio Manager of	Other Pooled Investment Vehicles	16	$1.3 billion
	the Fund on August 19, 2016)	Other Accounts	45	$6.9 billion
	Jonathan Sage[2]	Registered Investment Companies[1]	28	$26.7 billion
	(Became a Portfolio Manager of	Other Pooled Investment Vehicles	18	$4.4 billion
	the Fund on August 19, 2016)	Other Accounts	43	$12.7 billion
	Matt Krummell[2]	Registered Investment Companies[1]	22	$8.8 billion
	(Became a Portfolio Manager of	Other Pooled Investment Vehicles	16	$1.3 billion
	the Fund on August 19, 2016)	Other Accounts	38	$5.4 billion

MFS Blended Research Small Cap Equity Fund	James Fallon	Registered Investment Companies[1]	19	$7.9 billion
		Other Pooled Investment Vehicles	15	$1.3 billion
		Other Accounts	44	$6.7 billion
	John Stocks	Registered Investment Companies[1]	19	$7.9 billion
		Other Pooled Investment Vehicles	15	$1.3 billion
		Other Accounts	34	$5.0 billion
	Jonathan Sage	Registered Investment Companies[1]	27	$25.0 billion
		Other Pooled Investment Vehicles	17	$4.2 billion
		Other Accounts	42	$11.9 billion
	Matthew Krummell	Registered Investment Companies[1]	21	$7.9 billion
		Other Pooled Investment Vehicles	15	$1.3 billion
		Other Accounts	37	$5.0 billion

Fund	Portfolio Manager	Category of Accounts Managed	Number of Accounts	Total Assets
MFS Blended Research Value Equity Fund	James Fallon	Registered Investment Companies[1]	19	$7.9 billion
		Other Pooled Investment Vehicles	15	$1.3 billion
		Other Accounts	44	$6.7 billion
	John Stocks	Registered Investment Companies[1]	19	$7.9 billion
		Other Pooled Investment Vehicles	15	$1.3 billion
		Other Accounts	34	$5.0 billion
	Jonathan Sage	Registered Investment Companies[1]	27	$25.0 billion
		Other Pooled Investment Vehicles	17	$4.2 billion
		Other Accounts	42	$11.9 billion
	Matthew Krummell	Registered Investment Companies[1]	21	$7.9 billion
		Other Pooled Investment Vehicles	15	$1.3 billion
		Other Accounts	37	$5.0 billion

MFS Conservative Allocation Fund	Joseph Flaherty	Registered Investment Companies[1]	17	$21.5 billion
		Other Pooled Investment Vehicles	13	$340.6 million
		Other Accounts	0	Not Applicable

MFS Emerging Markets Equity Fund	Jose Luis Garcia	Registered Investment Companies[1]	12	$17.0 billion
		Other Pooled Investment Vehicles	10	$919.1 million
		Other Accounts	15	$2.2 billion
	Robert Lau	Registered Investment Companies[1]	5	$6.2 billion
		Other Pooled Investment Vehicles	7	$714.4 million
		Other Accounts	8	$1.5 billion

MFS Growth Allocation Fund	Joseph Flaherty	Registered Investment Companies[1]	17	$21.5 billion
		Other Pooled Investment Vehicles	13	$340.6 million
		Other Accounts	0	Not Applicable

MFS International Diversification Fund	Thomas Melendez	Registered Investment Companies[1]	8	$15.6 billion
		Other Pooled Investment Vehicles	2	$180.4 million
		Other Accounts	1	$145.1 million

MFS International Growth Fund	David Antonelli	Registered Investment Companies[1]	9	$12.1 billion
		Other Pooled Investment Vehicles	9	$3.5 billion
		Other Accounts	25	$7.2 billion
	Kevin Dwan	Registered Investment Companies[1]	5	$7.0 billion
		Other Pooled Investment Vehicles	4	$2.6 billion
		Other Accounts	12	$4.4 billion
	Matthew Barrett	Registered Investment Companies[1]	5	$7.0 billion
		Other Pooled Investment Vehicles	5	$2.6 billion
		Other Accounts	14	$5.6 billion

Fund	Portfolio Manager	Category of Accounts Managed	Number of Accounts	Total Assets
MFS International Value Fund	Benjamin Stone	Registered Investment Companies[1]	9	$33.0 billion
		Other Pooled Investment Vehicles	8	$11.1 billion
		Other Accounts	38	$10.7 billion
	Pablo de la Mata	Registered Investment Companies[1]	9	$33.0 billion
		Other Pooled Investment Vehicles	8	$11.1 billion
		Other Accounts	38	$10.7 billion

MFS Managed Wealth Fund	Barnaby Wiener	Registered Investment Companies[1]	1	$61.0 million
		Other Pooled Investment Vehicles	2	$2.8 billion
		Other Accounts	0	Not Applicable
	James Swanson	Registered Investment Companies[1]	2	$3.4 billion
		Other Pooled Investment Vehicles	2	$204.4 million
		Other Accounts	0	Not Applicable
	Michael Roberge	Registered Investment Companies[1]	1	$61.0 million
		Other Pooled Investment Vehicles	1	$56.1 million
		Other Accounts	0	Not Applicable
	William Adams	Registered Investment Companies[1]	12	$8.6 billion
		Other Pooled Investment Vehicles	5	$1.1 billion
		Other Accounts	1	$167.5 million

MFS Moderate Allocation Fund	Joseph Flaherty	Registered Investment Companies[1]	17	$21.5 billion
		Other Pooled Investment Vehicles	13	$340.6 million
		Other Accounts	0	Not Applicable

1  Includes the Fund.

2  Account information is as of August 31, 2016.

With respect to the accounts identified in the table above, Pablo De La Mata manages 2 other accounts with assets totaling $626.4 million, and Benjamin Stone manages 2 other accounts with assets totaling $626.4 million, for which the advisory fees are based in part on the performance of the accounts. Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager’s compensation is not determined by reference to the level of performance fees received by MFS.

Potential Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.  In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. The Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries.  A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments.  Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed.  The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

APPENDIX E - PROXY VOTING POLICIES AND PROCEDURES

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2016

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”).  References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.                                    Voting Guidelines;

B.                                    Administrative Procedures;

C                                       Records Retention; and

D.                                    Reports.

A.            VOTING GUIDELINES

1.                                      General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies.  Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings.  However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal.  Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal.  In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account.  From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients.  These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients.  If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients.  The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.              MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors.  While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications.  In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda, (including those related to net-operating loss carry-forwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives;  or (5) there are governance concerns with a director or issuer.

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues - Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (i.e.; a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. Companies should be mindful of imposing any undue impediments within its bylaws that may render Proxy Access impractical.

MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis.  In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent’s rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders.  As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.  However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval.  MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives.  However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives.  Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g.; single or modified single-trigger).

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an advisory vote on executive compensation if MFS determines that the issuer has adopted excessive executive compensation practices and will vote in favor of an advisory vote on executive compensation if MFS has not determined that the issuer has adopted excessive executive compensation practices. Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, unnecessary perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees.  MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/ majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds.  MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders.  These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter.  MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met:  (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).  MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Proxy Contests

From time to time, a shareholder may express alternative points of view in terms of a company’s strategy, capital allocation, or other issues. Such shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a “Proxy Contest”). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). Like all of our proxy votes, MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure.  MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock.  Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan.  In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis.  Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting.  In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company.  Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company.  MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor.  MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting’s agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting’s agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders.  For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis.  As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading.  MFS typically supports proposals for an independent board chairperson. However, we may not support such proposals if we determine there to be an appropriate and effective counter-balancing leadership structure in place (e.g.; a strong, independent lead director with an appropriate level of powers and duties). For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments.  However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders.  Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues.  Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. In such circumstances, we will vote against director nominee(s). Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g. the United Kingdom’s and Japan Corporate Governance Codes). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation.  MFS will vote against such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law.  Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.

In accordance with local law or business practices, some foreign companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”).  Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company.  While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date.  Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent).  Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time.  For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items.  Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B.                                    ADMINISTRATIVE PROCEDURES

1.              MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments.  The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales.  The MFS Proxy Voting Committee:

a.              Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.              Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.               Considers special proxy issues as they may arise from time to time.

2.              Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist.  In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures,  (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.              Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.              If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

1  For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

c.               If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.              For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests.  A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units.  The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law.

Except as described in the MFS Fund’s prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund.  If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.              Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”).  Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself.  This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions.  Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS.  The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed.  Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots.  When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system.  The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company.  If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.                                      Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures.  The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS.  With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote.  MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. MFS may also use other research tools in order to identify the circumstances described above. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote.  In certain types of votes (e.g. mergers and acquisitions, proxy contests, capitalization matters, potentially excessive executive compensation issues, or certain shareholder proposals) a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS investment analysts and/or portfolio managers.2  However, the MFS Proxy Voting Committee will ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.  Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.                                      Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

6.                                      Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program.  In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares.  However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted.  If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.                                      Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest.  From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters.  A company or shareholder may also seek to engage with representatives of the MFS

2  From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation.  If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C.            RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee.  All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.            REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds.  These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”) ; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues.  Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

APPENDIX F - CERTAIN SERVICE PROVIDER COMPENSATION

Compensation paid by the Fund for advisory services, administrative services, Section 529 program management services (if applicable), transfer agency-related services, and the amount of Shareholder Servicing Payments paid by MFSC to service providers, over the specified periods is set forth below.  The amount paid by the Fund for transfer-agency related services includes reimbursements for expenses incurred by MFSC on behalf of the Fund, and, for Participating Funds, payments made pursuant to the Special Servicing Agreement.  The amount of Shareholder Servicing Payments paid by MFSC to service providers includes, for Participating Funds, payments made pursuant to the Special Servicing Agreement attributable to Shareholder Servicing Payments.

Fund	Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency-Related Expenses	Amount of Shareholder Servicing Payments Paid by MFSC to Service Providers	Amount Paid to MFS for General Administrative Services	Amount Paid to MFD for Program Management Services

MFS Absolute Return Fund	May 31, 2016	$1,312,863	$15,973	$572,701	$355,282	$41,606	Not Applicable
	May 31, 2015	$1,306,417	$11,563	$623,814	$390,964	$40,822	Not Applicable
	May 31, 2014	$1,151,262	$3,427	$465,022	$257,045	$32,466	Not Applicable

MFS Aggressive Growth Allocation Fund	May 31, 2016	$0	$0	$1,940,510	$1,210,464	$17,451	$82,804	[1]
	May 31, 2015	$0	$0	$2,032,189	$1,257,028	$17,454	$81,678	[1]
	May 31, 2014	$0	$0	$1,043,324	$493,725	$17,454	$72,311	[1]

MFS Blended Research Growth Equity Fund (commenced September 15, 2015)	May 31, 2016	$6,798	$127	$364	$5	$12,192	Not Applicable

MFS Blended Research Mid Cap Equity Fund (commenced August 19, 2016)	May 31, 2016	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

MFS Blended Research Small Cap Equity Fund (commenced September 15, 2015)	May 31, 2016	$11,058	$127	$391	$23	$12,192	Not Applicable	1^

MFS Blended Research Value Equity Fund (commenced September 15, 2015)	May 31, 2016	$7,216	$136	$409	$46	$12,192	Not Applicable

MFS Conservative Allocation Fund	May 31, 2016	$0	$0	$1,680,899	$1,299,000	$17,451	$65,761	[1]
	May 31, 2015	$0	$0	$1,819,237	$1,367,408	$17,454	$82,524	[1]
	May 31, 2014	$0	$0	$982,117	$649,898	$17,454	$83,669	[1]

MFS Emerging Markets Equity Fund	May 31, 2016	$7,432,136	$176,438	$1,518,291	$1,068,883	$124,472	Not Applicable
	May 31, 2015	$7,994,791	$192,848	$1,866,638	$1,372,202	$130,120	Not Applicable
	May 31, 2014	$7,822,302	$151,719	$1,252,013	$754,521	$102,464	Not Applicable

MFS Growth Allocation Fund	May 31, 2016	$0	$0	$4,326,970	$3,172,652	$17,451	$137,444	[1]
	May 31, 2015	$0	$0	$4,435,312	$3,181,007	$17,454	$142,395	[1]
	May 31, 2014	$0	$0	$2,287,688	$1,351,329	$17,454	$131,164	[1]

F - 1

Fund	Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency-Related Expenses	Amount of Shareholder Servicing Payments Paid by MFSC to Service Providers	Amount Paid to MFS for General Administrative Services	Amount Paid to MFD for Program Management Services

MFS International Diversification Fund	May 31, 2016	$0	$0	$5,009,856	$4,591,825	$17,451	$4,457	1#
	May 31, 2015	$0	$0	$5,397,579	$4,957,894	$17,454	$4,259	1#
	May 31, 2014	$0	$0	$2,174,318	$1,772,439	$17,454	$3,910	1#

MFS International Growth Fund	May 31, 2016	$30,571,709	$311,477	$2,680,322	$2,475,325	$621,550	Not Applicable
	May 31, 2015	$31,193,734	$231,100	$4,129,705	$3,816,706	$604,687	Not Applicable
	May 31, 2014	$28,676,475	$71,461	$3,235,046	$2,505,486	$440,772	Not Applicable

MFS International Value Fund	May 31, 2016	$155,844,328	$22,056,549	$23,407,245	$21,820,381	$632,393	Not Applicable
	May 31, 2015	$137,830,705	$13,856,180	$20,471,551	$19,058,084	$616,144	Not Applicable
	May 31, 2014	$101,678,587	$2,749,377	$7,864,011	$6,654,301	$481,172	Not Applicable

MFS Managed Wealth Fund (commenced June 27, 2014)	May 31, 2016	$198,333	$4,380	$7,135	$4,941	$18,781	Not Applicable
	May 31, 2015	$78,538	$1,115	$1,475	$33	$16,063	Not Applicable

MFS Moderate Allocation Fund	May 31, 2016	$0	$0	$4,200,018	$3,267,943	$17,451	$140,016	[1]
	May 31, 2015	$0	$0	$4,552,017	$3,549,470	$17,454	$133,484	[1]
	May 31, 2014	$0	$0	$2,312,251	$1,561,439	$17,454	$114,442	[1]

1Payment only from assets attributable to Class 529A, Class 529B, and Class 529C shares. MFD receives an asset-based fee for services provided under the Master 529 Administrative Services Agreement.

^Class 529A, Class 529B, and Class 529C shares were offered on July 14, 2016.

#Class 529A, Class 529B, and Class 529C shares terminated on July 29, 2016.

F - 2

APPENDIX G - SALES CHARGES

The following sales charges were paid during the specified periods:

		Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fund	Fiscal Year Ended	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares	Class C Shares

MFS Absolute Return Fund	May 31, 2016	$9,158	$526	$8,632	$0	$761	$428
	May 31, 2015	$8,435	$1,145	$7,290	$0	$1,862	$410
	May 31, 2014	$50,496	$8,542	$41,954	$0	$1,139	$533

MFS Aggressive Growth Allocation Fund	May 31, 2016	$3,751,722	$560,538	$3,191,184	$1,583	$89,635	$35,861
	May 31, 2015	$3,822,818	$560,114	$3,262,704	$2,288	$79,433	$44,262
	May 31, 2014	$4,332,910	$652,947	$3,679,963	$6,260	$91,036	$33,311

MFS Blended Research Growth Equity Fund (commenced September 15, 2015)	May 31, 2016	$7,386	$1,193	$6,193	$0	$0	$0

MFS Blended Research Mid Cap Equity Fund (commenced August 19, 2016)	May 31, 2016	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

MFS Blended Research Small Cap Equity Fund (commenced September 15, 2015)	May 31, 2016	$7,616	$1,194	$6,422	$0	$0	$0

MFS Blended Research Value Equity Fund (commenced September 15, 2015)	May 31, 2016	$4,000	$694	$3,306	$0	$0	$448

MFS Conservative Allocation Fund	May 31, 2016	$6,843,579	$1,124,754	$5,718,825	$20,280	$291,759	$142,935
	May 31, 2015	$8,620,372	$1,415,199	$7,205,173	$13,818	$306,605	$198,754
	May 31, 2014	$8,997,482	$1,479,011	$7,518,471	$25,275	$337,555	$180,606

MFS Emerging Markets Equity Fund	May 31, 2016	$170,644	$27,745	$142,899	$622	$13,701	$2,564
	May 31, 2015	$250,226	$40,143	$210,083	$1,585	$20,745	$1,722
	May 31, 2014	$477,324	$76,126	$401,198	$5,094	$24,420	$2,599

MFS Growth Allocation Fund	May 31, 2016	$15,387,029	$2,311,354	$13,075,675	$7,937	$298,193	$130,703
	May 31, 2015	$20,042,476	$3,038,525	$17,003,951	$26,929	$362,880	$171,625
	May 31, 2014	$24,216,177	$3,704,722	$20,511,455	$12,228	$382,871	$146,407

MFS International Diversification Fund	May 31, 2016	$7,709,352	$1,326,418	$6,382,934	$12,786	$39,922	$35,475
	May 31, 2015	$2,814,837	$467,954	$2,346,883	$11,096	$47,298	$31,485
	May 31, 2014	$3,303,026	$541,522	$2,761,504	$11,832	$44,602	$32,447

MFS International Growth Fund	May 31, 2016	$2,252,195	$390,478	$1,861,717	$1,862	$13,575	$2,944
	May 31, 2015	$2,087,635	$360,930	$1,726,705	$1,390	$16,276	$6,802
	May 31, 2014	$2,339,887	$402,289	$1,937,598	$2,088	$22,066	$3,888

G - 1

		Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fund	Fiscal Year Ended	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares	Class C Shares

MFS International Value Fund	May 31, 2016	$2,138,906	$347,368	$1,791,538	$39,701	$60,946	$128,552
	May 31, 2015	$12,702,786	$2,115,554	$10,587,232	$36,714	$55,818	$127,385
	May 31, 2014	$12,846,186	$2,142,657	$10,703,529	$23,987	$47,104	$51,667

MFS Managed Wealth Fund (commenced June 27, 2014)	May 31, 2016	$29,120	$4,526	$24,594	$865	$0	$259
	May 31, 2015	$7,456	$1,357	$6,099	$0	$0	$0

MFS Moderate Allocation Fund	May 31, 2016	$14,957,960	$2,398,885	$12,559,075	$15,702	$487,473	$199,116
	May 31, 2015	$21,046,912	$3,364,436	$17,682,476	$25,642	$529,218	$297,593
	May 31, 2014	$27,297,770	$4,386,127	$22,911,643	$49,805	$634,785	$270,295

		Class 529A Initial Sales Charges:			CDSC Paid to MFD On:
Fund	Fiscal Year Ended	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class 529A Shares	Class 529B Shares	Class 529C Shares

MFS Aggressive Growth Allocation Fund	May 31, 2016	$1,040,624	$151,012	$889,612	Not Applicable	$2,069	$791
	May 31, 2015	$1,055,816	$152,212	$903,604	Not Applicable	$3,361	$1,261
	May 31, 2014	$1,093,286	$160,732	$932,554	Not Applicable	$4,637	$1,479

MFS Conservative Allocation Fund	May 31, 2016	$219,524	$34,429	$185,095	Not Applicable	$485	$802
	May 31, 2015	$286,202	$44,269	$241,933	Not Applicable	$1,011	$1,558
	May 31, 2014	$295,305	$45,381	$249,924	Not Applicable	$2,056	$638

MFS Growth Allocation Fund	May 31, 2016	$1,041,478	$156,859	$884,619	Not Applicable	$4,711	$902
	May 31, 2015	$1,080,885	$163,588	$917,297	Not Applicable	$2,433	$918
	May 31, 2014	$1,048,271	$157,643	$890,628	Not Applicable	$5,772	$949

MFS International Diversification Fund[1]	May 31, 2016	$30,186	$4,666	$25,520	Not Applicable	$0	$21
	May 31, 2015	$36,407	$5,779	$30,628	Not Applicable	$222	$33
	May 31, 2014	$33,594	$5,085	$28,509	Not Applicable	$0	$33

MFS Moderate Allocation Fund	May 31, 2016	$692,459	$104,968	$587,491	Not Applicable	$1,957	$920
	May 31, 2015	$711,287	$109,780	$601,507	Not Applicable	$4,114	$2,519
	May 31, 2014	$628,491	$96,608	$531,883	Not Applicable	$2,826	$969

1 Class 529A, Class 529B, and Class 529C shares terminated on July 29, 2016.

G - 2

APPENDIX H - WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which the initial sales charge (“ISC”) and/or the CDSC is waived for the MFS Funds’ share classes.  Some of the following information will not apply to certain Funds, depending on which classes of shares are offered by that Fund.  In order to qualify for a sales charge waiver, you must advise MFSC that you are eligible for the waiver at the time of purchase and/or redemption.  The Fund, MFS, and their affiliates reserve the right to eliminate, modify, and add waivers of sales charges at any time at their discretion.

Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. Shares will retain the CDSC schedule in effect prior to an exchange based upon a pro rata share of the CDSC from the exchanged fund and the original purchase date of the shares subject to the CDSC.  If you exchange your shares out of MFS U.S. Government Money Market Fund into Class A shares of any other MFS Fund, or if you exchange your shares out of MFS U.S. Government Cash Reserve Fund into Class A shares or Class 529A shares of any other MFS Fund, you will pay the initial sales charge, if applicable, if you have not already paid this charge on these shares. You will not pay the charge if: the shares exchanged from either MFS Fund were acquired by an exchange from any other MFS Fund; the shares exchanged from either MFS Fund were acquired by automatic investment of distributions from any other MFS Fund; or the shares being exchanged would have, at the time of purchase, been eligible for purchase at net asset value had you invested directly in the MFS Fund into which the exchange is being made.

For purchases of Class A or Class C shares pursuant to the Reinstatement Privilege described in the Prospectus, any CDSC paid upon redemption of Class A shares or Class C shares will be credited to your account, and your new Class A or Class C shares will be subject to a CDSC according to the CDSC schedule applicable to your original shares.

In addition, transfers, rollovers, or other transactions from an account to a second account that purchases shares of the same class of the same Fund will not be charged the CDSC or ISC, as applicable, provided that the redemption order from the first account and the purchase order for the second account are combined into a single order for the transfer, rollover, or other transaction, and MFSC has available to it the necessary information about the CDSC applicable to the first account.  Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the fund in the first account and the original purchase date of the shares subject to the CDSC.

The CDSC may be waived from time to time pursuant to Conduct Rule 2830 of the Financial Industry Regulatory Authority (“FINRA”).

As used in this Appendix, the term “ESP” refers to employer sponsored plans; the term “SRO” refers to salary reduction only plans; the term “Employer Retirement Plans” includes 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the Fund at an omnibus level; the term “IRA” refers to traditional, Roth, rollover, SEP and SIMPLE IRAs; and the term “ERISA” refers to the Employment Retirement Income Security Act of 1974, as amended.

In this Appendix, all references to Class A Shares shall also apply to Class A1 Shares and all references to Class B Shares shall also apply to Class B1 Shares.

GENERAL WAIVERS

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
A. Distribution Reinvestment
• Shares acquired through dividend or capital gain reinvestment.	√	√	√	√
• Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any MFS Fund in the Funds pursuant to the Distribution Investment Program.	√	√	√	√
B. Affiliates of Funds/Certain Financial Advisers
• Shares acquired by officers, eligible directors, employees (including former employees) and agents of MFS, Sun Life Financial, or any of their subsidiary companies.	√	√	√	√
• Shares acquired by trustees and former trustees of any investment company for which MFD serves as distributor.	√	√	√	√
• Shares acquired by employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund.	√	√	√	√

• Shares acquired by certain family members of any such individual identified above and their spouses (or legal equivalent under applicable state law), and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the Fund which issued the shares.

	√	√	√	√

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC

• Shares acquired by employees or registered representatives (including former employees) of financial intermediaries or an employee’s spouse (or legal equivalent under applicable state law) or employee’s children under the age of 21.  For employees or registered representatives of financial intermediaries who established an account with MFS prior to May 1, 2006, shares acquired by certain family members of employees or registered representatives of financial intermediaries and their spouses (or legal equivalent under applicable state law), and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the Fund which issued the shares.

	√	√	√	√
• Shares acquired by institutional clients of MFS or MFS Institutional Advisors, Inc.	√	√	√	√
C. Involuntary Redemptions
• Shares redeemed at a Fund’s direction due to the small size of a shareholder’s account.		√	√	√
D. Bank Trust Departments and Law Firms

• Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.

	√	√
E. Investment of Proceeds From Certain Redemptions of Class I Shares

• The initial sales charge imposed on purchases of Class A or Class 529A shares and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A or Class 529A shares acquired of any MFS Fund through the immediate reinvestment of the proceeds of a redemption of Class I shares of any MFS Fund.

	√	√
F. Systematic Withdrawals

• Systematic withdrawals with respect to up to 10% per year of the account value (determined at the time of your first withdrawal under the plan(s), or January 4, 2016, with respect to Class A and Class 529A shares, January 3, 2007, with respect to Class B and Class 529B shares, or January 2, 2008, with respect to Class C and Class 529C shares, whichever is later).

		√	√	√
G. Death of Owner

• Shares redeemed on account of the death of the account owner (e.g., shares redeemed by the estate or any transferee of the shares from the estate) if the shares were held solely in the deceased individual’s name, or for the benefit of the deceased individual.

		√	√	√
H. Disability of Owner

• Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual’s name or for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC), or shares redeemed on account of the disability of the 529 account beneficiary.

		√	√	√
I. Asset-based Fee Programs
• Shares acquired by investors who purchase shares through asset-based fee programs available through financial intermediaries.	√	√
J. Insurance Company Separate Accounts
• Shares acquired by insurance company separate accounts.	√	√
K. No Commissions Paid
• Shares redeemed where MFD has not paid an up front commission with respect to the sale of the shares, provided that such arrangement meets certain conditions established by MFD from time to time.		√	√	√
L. Conversions
• In connection with a conversion from Class A shares to Class I shares of the same Fund.		√
• In connection with a conversion from Class I shares to Class A shares of the same Fund.	√
M. Exchanges
• The initial sales charge imposed on purchases of Class A is waived on shares purchased pursuant to an Automatic Exchange Plan as described in the Fund’s prospectus.	√
• The initial sales charge imposed on purchases of Class A is waived when shares are purchased by exchange from another MFS Fund as described in the Fund’s prospectus.	√

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
N. Reinstatement Privilege
• The initial sales charge imposed on purchases of Class A is waived when shares are purchased pursuant to the Reinstatement Privilege as described in the Fund’s prospectus.	√
O. Large Purchases

• The initial sales charge imposed on purchases of Class A is waived on Class A purchases of $1 million or more (including pursuant to a Letter of Intent or Right of Accumulation) as described in the Fund’s prospectus.

√
P. Miscellaneous

• In connection with settlements reached between certain broker/dealers and the Financial Industry Regulatory Authority, SEC, and/or other regulatory bodies regarding sales of Class B and Class C shares in excess of certain dollar thresholds, the Fund will, at times, permit shareholders who are clients of these firms to redeem Class B and Class C shares of the Fund and concurrently purchase Class A shares without paying an initial sales charge.

√

• The initial sales charge imposed on purchases of Class A, and the CDSC imposed on certain redemptions of Class 529B and Class 529C shares, are waived where Class A, Class B and Class C shares are acquired following reinvestment of proceeds of a redemption of Class 529A, Class 529B and Class 529C, respectively, of the same Fund; provided however, that any applicable CDSC liability on the Class 529B or Class 529C shares redeemed will carry over to the Class B or Class C shares acquired for purposes of calculating the CDSC, the length of time you have owned your Class B or Class C shares will be measured from the date of the original purchase of the Class 529B or Class 529C shares redeemed.

	√		√	√

As of October 1, 2016, section “O. Large Purchases” of the above chart is restated as follows:

O. Large Purchases

• The initial sales charge imposed on purchases of Class A is waived on Class A purchases of $1 million or more for Equity/Asset Allocation/Total Return Funds and $500,000 or more for Bond Funds, as defined in Appendix J (including pursuant to a Letter of Intent or Right of Accumulation) as described in the Fund’s prospectus.

√

WAIVERS FOR RETIREMENT PLANS

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class B CDSC	Class C CDSC
A. General Waivers
• Employer Retirement Plans.	√	√
B. Benefit Responsive Waivers
• Distributions made from an IRA, SAR-SEP or a 403(b) SRO Plan pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended.		√	√	√
• Death, disability or retirement of 401(a) or ESP Plan participant, or death or disability of IRA owner, SAR-SEP Plan participant or 403(b) SRO Plan participant.		√	√	√

• Eligible participant distributions, such as distributions due to death, disability, financial hardship, retirement and termination of employment from nonqualified deferred compensation plans (excluding, however, a termination of a plan).

		√	√	√
• Loan from 401(a) or ESP Plan.		√	√	√
• Financial hardship (as defined in Treasury Regulation Section 1.401(k)-l(d)(2), as amended from time to time) for 401(a) Plans and ESP Plans.		√	√	√
• Termination of employment of 401(a) or ESP Plan participant (excluding, however, a termination of the Plan).		√	√	√
• Tax-free return of excess 401(a) Plan, ESP Plan, IRA or SAR-SEP contributions.		√	√	√
• Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.		√	√	√

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class B CDSC	Class C CDSC

• Distributions made on or after the 401(a) Plan participant, ESP Plan participant, IRA owner, SAR-SEP Plan participant or 403(b) SRO Plan participant, as applicable, has attained the age of 70½ years old, but only with respect to the minimum distribution under Code rules.

		√	√	√

WAIVERS FOR 529 TUITION PROGRAMS

Sales Charge Waived
Waiver Category	Class 529A ISC	Class 529B CDSC	Class 529C CDSC
A. Certain Sponsored Plans
• Shares acquired on behalf of a group, association or employer sponsored plan, if the Fund were offered as an investment option by such group, association, or employer sponsored plan on July 1, 2009.	√	√	√
B. Investment Proceeds from certain Redemptions of Class A, Class B and Class C Shares

• The initial sales charge imposed on purchases of Class 529A shares, and the CDSC imposed on certain redemptions of Class A, Class B and Class C shares, are waived where Class 529A, Class 529B and Class 529C shares are acquired following the reinvestment of the proceeds of a redemption of Class A, Class B and Class C shares, respectively, of the same fund; provided however, that any applicable CDSC liability on the Class B or Class C shares redeemed will carry over to the Class 529B or Class 529C shares acquired and for purposes of calculating the CDSC, the length of time you have owned your Class 529B or Class 529C shares will be measured from the date of original purchase of the Class B or Class C shares redeemed.

	√	√	√
C. Administrative Service Arrangements

• Shares acquired by 529 tuition programs whose sponsors or administrators have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative or investment advisory services subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

√
D. Qualified Higher Education Expenses

• Shares redeemed where the redemption proceeds are used to pay for qualified higher education expenses, which include tuition, fees, books, supplies, equipment and room and board (see the program description for further information on qualified higher education expenses); however the CDSC will not be waived for redemptions where the proceeds are transferred or rolled over to another tuition program.

		√	√
E. Scholarship
• Shares redeemed where the account beneficiary has received a scholarship, up to the amount of the scholarship.		√	√
F. Death of 529 Plan Beneficiary
• Shares redeemed on account of the death of the 529 plan account beneficiary if the shares were held solely for the benefit of the deceased individual.		√	√
G. Transfers from Oppenheimer Funds 529 Plan

• Effective January 1, 2010, shares acquired as a result of the transfer of assets from the A Unit Class or B Unit Class in the Oppenheimer Funds 529 Plan to MFS 529 Savings Plan at the direction of the Oregon 529 College Savings Board.

√

• Effective January 1, 2010, shares redeemed that were acquired as a result of the transfer of assets from the C Unit Class in the Oppenheimer Funds 529 Plan to the MFS 529 Savings Plan at the direction of the Oregon 529 College Savings Board.

√

APPENDIX I - DISTRIBUTION PLAN PAYMENTS

The Fund has not adopted a Distribution Plan with respect to Class A1, Class I, Class R4, and Class R6 shares, as applicable. Amounts shown below do not reflect the rebate of a portion of each class’ service fee by MFD to each class. During the fiscal year ended May 31, 2016, the Fund accrued or paid the following expenses for Distribution Plan Payments:

		Amount of Distribution and/or Service Fees
Fund	Class of Shares	Accrued or Paid by Fund to MFD	Accrued or Paid by MFD to Financial Intermediaries	Retained by MFD

MFS Absolute Return Fund	Class A Shares	$6,675	$6,479	$196
	Class B Shares	$5,409	$1,046	$4,363
	Class C Shares	$13,379	$11,943	$1,436
	Class R1 Shares	$621	$0	$621
	Class R2 Shares	$313	$0	$313
	Class R3 Shares	$157	$0	$157

MFS Aggressive Growth Allocation Fund	Class A Shares	$1,867,566	$1,843,936	$23,630
	Class B Shares	$752,623	$168,314	$584,309
	Class C Shares	$2,766,838	$2,306,375	$460,463
	Class 529A Shares	$306,313	$289,955	$16,358
	Class 529B Shares	$72,005	$15,054	$56,951
	Class 529C Shares	$363,332	$284,534	$78,798
	Class R1 Shares	$184,749	$184,749	$0
	Class R2 Shares	$431,018	$431,018	$0
	Class R3 Shares	$401,609	$401,609	$0

MFS Blended Research Growth Equity Fund (commenced September 15, 2015)	Class A Shares	$270	$154	$116
	Class B Shares	$413	$2	$411
	Class C Shares	$382	$15	$367
	Class R1 Shares	$353	$0	$353
	Class R2 Shares	$177	$0	$177
	Class R3 Shares	$89	$0	$89

MFS Blended Research Mid Cap Equity Fund (commenced August 19, 2016)	Class A Shares	Not Applicable	Not Applicable	Not Applicable
	Class B Shares	Not Applicable	Not Applicable	Not Applicable
	Class C Shares	Not Applicable	Not Applicable	Not Applicable
	Class R1 Shares	Not Applicable	Not Applicable	Not Applicable
	Class R2 Shares	Not Applicable	Not Applicable	Not Applicable
	Class R3 Shares	Not Applicable	Not Applicable	Not Applicable

		Amount of Distribution and/or Service Fees
Fund	Class of Shares	Accrued or Paid by Fund to MFD	Accrued or Paid by MFD to Financial Intermediaries	Retained by MFD

MFS Blended Research Small Cap Equity Fund (commenced September 15, 2015)	Class A Shares	$431	$314	$117
	Class B Shares	$408	$13	$395
	Class C Shares	$446	$51	$395
	Class 529A Shares	$0	$0	$0
	Class 529B Shares	$0	$0	$0
	Class 529C Shares	$0	$0	$0
	Class R1 Shares	$345	$0	$345
	Class R2 Shares	$173	$0	$173
	Class R3 Shares	$86	$0	$86

MFS Blended Research Value Equity Fund (commenced September 15, 2015)	Class A Shares	$563	$480	$83
	Class B Shares	$371	$3	$368
	Class C Shares	$607	$180	$427
	Class R1 Shares	$360	$0	$360
	Class R2 Shares	$180	$0	$180
	Class R3 Shares	$90	$0	$90

MFS Conservative Allocation Fund	Class A Shares	$3,479,621	$3,443,702	$35,919
	Class B Shares	$1,543,679	$351,844	$1,191,835
	Class C Shares	$7,239,066	$5,744,215	$1,494,851
	Class 529A Shares	$212,631	$202,144	$10,487
	Class 529B Shares	$65,759	$14,619	$51,140
	Class 529C Shares	$403,407	$337,539	$65,868
	Class R1 Shares	$195,633	$195,633	$0
	Class R2 Shares	$533,620	$533,620	$0
	Class R3 Shares	$435,389	$435,389	$0

MFS Emerging Markets Equity Fund	Class A Shares	$289,045	$277,770	$11,275
	Class B Shares	$68,363	$15,443	$52,920
	Class C Shares	$232,170	$211,683	$20,487
	Class R1 Shares	$4,346	$3,686	$660
	Class R2 Shares	$11,788	$11,674	$114
	Class R3 Shares	$6,779	$6,779	$0

		Amount of Distribution and/or Service Fees
Fund	Class of Shares	Accrued or Paid by Fund to MFD	Accrued or Paid by MFD to Financial Intermediaries	Retained by MFD

MFS Growth Allocation Fund	Class A Shares	$7,004,806	$6,957,590	$47,216
	Class B Shares	$2,687,466	$602,174	$2,085,292
	Class C Shares	$9,766,743	$8,136,573	$1,630,170
	Class 529A Shares	$475,180	$461,249	$13,931
	Class 529B Shares	$145,923	$31,900	$114,023
	Class 529C Shares	$708,135	$605,609	$102,526
	Class R1 Shares	$415,549	$415,549	$0
	Class R2 Shares	$1,038,865	$1,038,865	$0
	Class R3 Shares	$632,894	$632,894	$0

MFS International Diversification Fund	Class A Shares	$5,751,473	$5,707,763	$43,710
	Class B Shares	$403,597	$90,884	$312,713
	Class C Shares	$4,673,729	$3,928,563	$745,166
	Class 529A Shares[1]	$15,643	$13,725	$1,918
	Class 529B Shares[1]	$3,873	$828	$3,045
	Class 529C Shares[1]	$22,966	$19,008	$3,958
	Class R1 Shares	$87,664	$87,658	$6
	Class R2 Shares	$289,544	$289,544	$0
	Class R3 Shares	$570,961	$570,961	$0

MFS International Growth Fund	Class A Shares	$1,427,058	$1,413,106	$13,952
	Class B Shares	$93,137	$21,692	$71,445
	Class C Shares	$400,672	$335,354	$65,318
	Class R1 Shares	$13,586	$13,184	$402
	Class R2 Shares	$114,614	$114,614	$0
	Class R3 Shares	$120,767	$120,567	$200

MFS International Value Fund	Class A Shares	$16,743,983	$16,569,808	$174,175
	Class B Shares	$572,022	$122,013	$450,009
	Class C Shares	$8,197,856	$5,411,183	$2,786,673
	Class R1 Shares	$123,211	$123,168	$43
	Class R2 Shares	$2,213,303	$2,211,920	$1,383
	Class R3 Shares	$2,735,766	$2,735,766	$0

MFS Managed Wealth Fund	Class A Shares	$10,400	$6,670	$3,730
	Class B Shares	$770	$12	$758
	Class C Shares	$23,431	$5,566	$17,865
	Class R1 Shares	$641	$0	$641
	Class R2 Shares	$322	$0	$322
	Class R3 Shares	$161	$0	$161

		Amount of Distribution and/or Service Fees
Fund	Class of Shares	Accrued or Paid by Fund to MFD	Accrued or Paid by MFD to Financial Intermediaries	Retained by MFD

MFS Moderate Allocation Fund	Class A Shares	$8,134,692	$8,066,677	$68,015
	Class B Shares	$3,302,835	$738,930	$2,563,905
	Class C Shares	$13,278,073	$10,986,733	$2,291,340
	Class 529A Shares	$466,399	$445,708	$20,691
	Class 529B Shares	$166,501	$36,365	$130,136
	Class 529C Shares	$777,223	$646,183	$131,040
	Class R1 Shares	$394,635	$394,635	$0
	Class R2 Shares	$1,150,535	$1,150,535	$0
	Class R3 Shares	$926,739	$926,739	$0

1 Class 529A, Class 529B, Class 529C shares terminated on July 29, 2016.

APPENDIX J - FINANCIAL INTERMEDIARY COMPENSATION

This Appendix sets forth a description of the financial intermediary compensation for the Funds.  Financial intermediaries receive various forms of compensation in connection with the sale of shares of the Fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of up-front commissions and ongoing asset-based compensation paid by MFD based on sales charges received and expected to be received by MFD from shareholders, and Rule 12b-1 (“Distribution Plan”) distribution and service payments received by MFD from the Fund, (ii) in the form of 529 administrative services payments and shareholder servicing payments (for sub-accounting and other shareholder services) paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, “MFD”) based on the receipt of such payments by MFD from the Fund, and (iii) in the form of payments paid from MFD’s own additional resources. In addition, financial intermediaries may benefit from payments made to other entities for consulting, research, or analytical services.

To the extent MFD’s payments to a financial intermediary are made from payments received by MFD from the Funds, payments from MFD’s own additional resources to such intermediary may be reduced. In addition, to the extent financial intermediaries receiving such payments purchase shares of the Fund on behalf of their clients, MFD benefits from increased management and other fees with respect to those assets.

The types of payments described above are not exclusive. Accordingly, financial intermediaries may receive payments under all or any combination of the above-referenced categories. The compensation that financial intermediaries receive is negotiated with each financial intermediary and may vary by class of shares sold and among financial intermediaries. MFD does not make an independent assessment of the cost of selling the Fund and/or servicing the shareholder accounts. The payments received by a financial intermediary may exceed the cost to the financial intermediary of selling the Fund and/or servicing the shareholder accounts. The amount of compensation that MFD pays to a financial intermediary can be significant. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular Fund or share class or to recommend MFS Funds instead of other funds that do not pay such compensation or that pay lower amounts of compensation.

Financial intermediaries may charge you additional fees and/or commissions. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries may categorize and disclose these arrangements differently than MFD does. Financial intermediaries (or their affiliates) that sell Fund shares may also act as brokers or dealers in connection with a Fund’s purchase or sale of portfolio securities. However, the Fund and MFS do not consider financial intermediaries’ sale of shares of the Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the Fund.

Commissions and Distribution Plan Payments

Class A, Class A1, and Class 529A Shares — General Provisions

For purchases of Class A, Class A1, and Class 529A shares subject to an initial sales charge, MFD generally pays a portion of the initial sales charge to financial intermediaries as an up-front commission of up to the following amounts:

For Equity/Asset Allocation/Total Return Funds (currently for this purpose, Massachusetts Investors Growth Stock Fund, Massachusetts Investors Trust, MFS Aggressive Growth Allocation Fund, MFS Blended Research Core Equity Fund, MFS Blended Research Emerging Markets Equity Fund, MFS Blended Research Global Equity Fund, MFS Blended Research Growth Equity Fund, MFS Blended Research International Equity Fund, MFS Blended Research Mid Cap Equity Fund, MFS Blended Research Small Cap Equity Fund, MFS Blended Research Value Equity Fund, MFS Commodity Strategy Fund, MFS Conservative Allocation Fund, MFS Core Equity Fund, MFS Global Alternative Strategy Fund, MFS Emerging Markets Equity Fund, MFS Equity Income Fund, MFS Equity Opportunities Fund, MFS Global Equity Fund, MFS Global Growth Fund, MFS Global Multi-Asset Fund, MFS Global New Discovery Fund, MFS Global Real Estate Fund, MFS Global Total Return Fund, MFS Growth Allocation Fund, MFS Growth Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International New Discovery Fund, MFS International Value Fund, MFS Lifetime Income Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2025 Fund, MFS Lifetime 2030 Fund, MFS Lifetime 2035 Fund, MFS Lifetime 2040 Fund, MFS Lifetime 2045 Fund, MFS Lifetime 2050 Fund, MFS Lifetime 2055 Fund, MFS Low Volatility Equity Fund, MFS Low Volatility Global Equity Fund, MFS Managed Wealth Fund, MFS Mid Cap Growth Fund, MFS Mid Cap Value Fund, MFS Moderate Allocation Fund, MFS New Discovery Fund, MFS New Discovery Value Fund, MFS Research Fund, MFS Research International Fund, MFS Technology Fund, MFS Total Return Fund, MFS Utilities Fund, and MFS Value Fund):

Amount of Purchase	Up-front Commission as a Percentage of Offering Price

Less than $50,000	5.00%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.00%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1,000,000	1.75%

For Bond Funds (currently for this purpose, MFS Absolute Return Fund, MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Corporate Bond Fund, MFS Diversified Income Fund, MFS Emerging Markets Debt Fund, MFS Emerging Markets Debt Local Currency Fund, MFS Georgia Municipal Bond Fund, MFS Global Bond Fund, MFS Global High Yield Fund, MFS Government Securities Fund, MFS High Income Fund, MFS Inflation-Adjusted Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS Municipal High Income Fund, MFS Municipal Income Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Strategic Income Fund, MFS Tennessee Municipal Bond Fund, MFS Total Return Bond Fund, MFS Virginia Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund):

Amount of Purchase	Up-front Commission as a Percentage of Offering Price

Less than $100,000	4.00%
$100,000 but less than $250,000	3.00%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1,000,000	1.75%

As of October 1, 2016, the above chart is restated as follows:

Amount of Purchase	Up-front Commission as a Percentage of Offering Price

Less than $100,000	4.00%
$100,000 but less than $250,000	3.00%
$250,000 but less than $500,000	2.25%

For Short-Term Bond Funds (currently for this purpose, MFS Limited Maturity Fund and MFS Municipal Limited Maturity Fund):

Amount of Purchase	Up-front Commission as a Percentage of Offering Price

Less than $50,000	2.25%
$50,000 but less than $100,000	2.00%
$100,000 but less than $250,000	1.75%
$250,000 but less than $500,000	1.50%
$500,000 but less than $1,000,000	1.25%

As of October 1, 2016, the above chart is restated as follows:

Amount of Purchase	Up-front Commission as a Percentage of Offering Price

Less than $50,000	2.25%
$50,000 but less than $100,000	2.00%
$100,000 but less than $250,000	1.75%
$250,000 but less than $500,000	1.50%

The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the financial intermediary commission, is the amount of the initial sales charge retained by MFD. Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. From time to time, MFD may pay financial intermediaries up to 100% of the applicable initial sales charge of Class A, Class A1, and Class 529A shares of certain specified MFS Funds sold by financial intermediaries during a specified sales period. In addition, with respect to Class A and Class 529A shares (except MFS Municipal High Income Fund), financial intermediaries are generally eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares.

Class 529A-Specific Provisions

For purchases of Class 529A shares not subject to an initial sales charge, MFD will generally pay financial intermediaries an up-front commission of up to the following:

Cumulative Purchase Amount	Up-front Commission as a Percentage of Offering Price

On the first $10,000,000 plus	1.00%
Over $10,000,000 to $50,000,000 plus	0.50%
Over $50,000,000	0.25%

For purchases of Class 529A shares not subject to an initial sales charge, at the discretion of MFD, MFD may pay certain financial intermediaries an up-front commission of up to 1% of the amount of Class 529A shares purchased through such financial intermediary instead of the up-front commission described above.

In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases of Class 529A shares not subject to an initial sales charge and for which the financial intermediary is not eligible to receive an up-front commission by agreement or otherwise, financial intermediaries will generally be eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares.

Class A-Specific Provisions (except MFS Municipal High Income Fund)

For purchases of Class A shares not subject to an initial sales charge and for which the financial intermediary is not eligible to receive an up-front commission by agreement or otherwise (e.g. Employer Retirement Plan purchases), financial intermediaries will generally be eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares.

For purchases of Class A shares by all other accounts not subject to an initial sales charge (except as provided below), MFD will generally pay financial intermediaries an up-front commission of up to the following:

Cumulative Purchase Amount	Up-front Commission as a Percentage of Offering Price

On the first $10,000,000 plus	1.00%
Over $10,000,000 to $50,000,000 plus	0.50%
Over $50,000,000	0.25%

For purchases of Class A shares not subject to an initial sales charge, at the discretion of MFD, MFD may pay certain financial intermediaries an up-front commission of up to 1% of the amount of Class A shares purchased through such financial intermediary instead of the up-front commission described above.

In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

Class B, Class B1 and Class 529B Shares

For purchases of Class B, Class B1 and Class 529B shares, MFD will generally pay an up-front commission to financial intermediaries of up to 3.75% of the amount purchased through such financial intermediaries. MFD will also generally advance to financial intermediaries some or all of the first year Distribution Plan service fee payments of up to 0.25% of the amount of Class B, Class B1 and Class 529B shares purchased through such financial intermediary. In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases of Class B and Class B1 shares purchased by Employer Retirement Plans through Merrill Lynch, Pierce, Fenner & Smith Incorporated and any of its affiliates, MFD will generally pay financial intermediaries no up-front commission, but financial intermediaries will generally be eligible to receive some or all of the Distribution Plan payments of up to 1.00% annually of the average daily net assets of the class with respect to such shares (of which up to 0.25% consists of the Distribution Plan service fee).

Class C and Class 529C Shares

Except as noted below, for purchases of Class C and Class 529C shares, MFD will generally pay an up-front commission to financial intermediaries of up to 1% of the amount of Class C and Class 529C shares purchased through such financial intermediary. In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan payments of up to 1.00% annually of the average daily net assets of the class with respect to such shares (of which 0.25% consists of the Distribution Plan service fee) commencing in the 13th month following purchase.

For purchases of Class C shares purchased by Employer Retirement Plans through Merrill Lynch, Pierce, Fenner & Smith Incorporated and any of its affiliates or Prudential Investment Management Services LLC, MFD pays no up-front commission to financial intermediaries, but financial intermediaries will generally be eligible to receive some or all of the Distribution Plan payments of up to 1.00% annually of the average daily net assets of the class with respect to such shares (of which 0.25% consists of the Distribution Plan service fee).

Class R1, Class R2, and Class R3 Shares

For purchases of the following R share classes, MFD pays no up-front commission to financial intermediaries, but financial intermediaries will generally be eligible to receive some or all of the Distribution Plan payments of up to the following rates annually of the average daily net assets of the class with respect to such shares (of which up to 0.25% consists of the Distribution Plan service fee), as follows:

Class	Annual Rate
Class R1	1.00%
Class R2	0.50%
Class R3	0.25%

529 Administrative Services Fees and Shareholder Servicing Payments

Financial intermediaries may receive all or a portion of the following payments:  529 administrative services fees as described in “Management of the Fund — Program Managers”; and shareholder servicing payments as described in “Management of the Fund - Shareholder Servicing Agent.”

Other MFD Payments

Financial intermediaries may receive payments from MFD from MFD’s own additional resources as incentives to market the Fund, to cooperate with MFD’s promotional efforts, and/or in recognition of their marketing, administrative services, and/or transaction processing support.  MFD compensates financial intermediaries based on criteria established by MFD from time to time that consider, among other factors, the distribution potential of the financial intermediary, the types of products and programs offered by the financial intermediary, placement on the financial intermediary’s preferred or recommended list, access to the financial intermediary’s registered representatives, advisers or other client-facing personnel, the financial and contractual terms with the financial intermediary, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary, and the quality of the overall relationship with the financial intermediary.

MFD may make marketing support and/or administrative services payments to financial intermediaries that sell Fund shares or provide services to MFD, the Fund or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition to the opportunity to participate in a financial intermediary’s retail distribution channel or program, payments may be made on account of one or more of the following:  business planning assistance; educating financial intermediary personnel about the MFS Funds; placement on the financial intermediary’s preferred or recommended fund list; access to sales representatives and management representatives of the financial intermediary; administrative and account maintenance services; participant or shareholder record-keeping; reporting or transaction processing; program administration; fund/investment selection and monitoring; enrollment; and education. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

MFD may make payments to certain financial intermediaries that sell Fund shares to help offset the financial intermediaries’ costs associated with client account maintenance support, statement preparation, and transaction processing. The types of payments that MFD may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial intermediary, payment of networking fees of up to $11 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.

Financial Intermediaries Receiving Such Payments from MFD’s Own Additional Resources

Set forth below is a list of the financial intermediaries to which MFD expects, as of June 30, 2016, to make the payments described above from its own additional resources with respect to the Funds. Payments may also be made to affiliates of these firms. Any additions, modifications, or deletions to the financial intermediaries identified in this list that have occurred since June 30, 2016, are not reflected. You should ask your financial intermediary if it receives such payments from MFD.

INTERMEDIARY FIRM NAME:	INTERMEDIARY FIRM NAME:
ADP Broker-Dealer, Inc.	MSCS Financial Services LLC
Advisor Group	National Financial Services Corp
American United Life Insurance	Nationwide Investment Services Corp
Ameriprise Financial Services	New York Life Insurance & Annuity Co
Ascensus, Inc.	Northwestern Mutual Inv Svc LLC
AXA Equitable Financial Services, LLC	Paychex Securities Corporation
Benefit Trust Company	Pershing LLC
BMO Harris Bank	PNC Financial Group
Charles Schwab & Co Inc.	Princor Financial Services Corp
Citigroup Inc.	Prudential Investment
Columbia Management	Raymond James Financial, Inc.
Commonwealth Financial Network	Reliance Trust Company
Edward Jones	Robert W. Baird & Co. Incorporated
Expert Plan, Inc.	Santander Securities LLC
First Command Financial Services, Inc.	State of Oregon
Great-West Life & Annuity	T Rowe Price
H D Vest Investment Securities	The Charles Schwab Trust Company
Hartford Life Company	The Guardian Ins & Annuity Company
Janney Montgomery Scott LLC	The Vanguard Group
John Hancock Life Insurance	TIAA-CREF Financial Services
JPMorgan Chase & Co	Transamerica Advisors Life Insurance
Lincoln Financial Group	UBS Financial Services Inc
LPL Financial Corporation	Valic Financial Advisors Inc
MassMutual Financial Group	Voya Financial
Mercer HR Services LLC	Wells Fargo & Company
Merrill, Lynch, Pierce, Fenner & Smith Incorporated	Wilmington Trust Company
Mid Atlantic Capital Group	Xerox Corporation
Morgan Stanley

From time to time, MFD, from MFD’s own additional resources, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of Fund shares or the servicing of shareholder accounts. Such payments by MFD may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and events, and other sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention, and due diligence trips. Other compensation may be offered, including goodwill payments relating to servicing, to the extent not prohibited by federal securities or state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority. MFD makes payments for events, contests, or entertainment it deems appropriate, subject to MFD’s guidelines and applicable law. These payments may vary depending upon the nature of the event.

APPENDIX K - INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies and the principal risks described in the Prospectus, the Fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of the investment strategies and risks for the MFS Funds, certain matters described herein may not apply to the Fund. Unless an investment strategy or investment practice described below is prohibited by the investment policies and investment strategies discussed in the Fund’s Prospectus or in this SAI, or by applicable law, the Fund may engage in each of the practices described below.

Asset-Backed Securities. Asset-backed securities are securities that represent interests in or payments from pools of assets such as mortgages, debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other receivables. The assets can be a pool of assets or a single asset (e.g., a loan to a specific corporation). Asset-backed securities that represent an interest in a pool of assets provide greater credit diversification than asset-backed securities that represent an interest in a single asset.  Underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements.

The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool of assets and its structure, the creditworthiness of the servicing agent for the pool of assets, the originator of the underlying assets, or the entities providing the credit enhancement. Asset-backed securities that do not have the benefit of a security interest in the underlying assets present certain additional risks that are not present with asset-backed securities that do have a security interest in the underlying assets.

Some types of asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. The rate of principal payments on these asset-backed securities is related to the rate of principal payments on the underlying pool of assets and related to the priority of payment of the security with respect to the pool of assets. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location and age of the underlying obligations, asset default and recovery rates, and other social and demographic conditions. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, these asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity. When interest rates increase, these asset-backed securities may be repaid more slowly than expected. As a result, the maturity of the asset-backed security is extended, increasing the potential for loss.

Asset Segregation.  With respect to certain kinds of transactions entered into by the Fund that involve obligations to make future payments to third parties, including short sales, futures, forward contracts, written options, swaps, and certain other derivatives, the purchase of securities on a when-issued, delayed delivery or forward commitment basis, or reverse repurchase agreements, under applicable federal securities laws, rules, and interpretations thereof, the Fund must segregate liquid assets or engage in other measures to cover open positions (collectively “cover”) with respect to such transactions.  Assets segregated to cover these types of transactions can decline in value and are not available to meet redemptions.

For example, with respect to forward foreign currency exchange contracts and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions in an amount equal to the Fund’s obligation under the contract (e.g., notional value).  With respect to forward foreign currency exchange contracts and futures contracts that are contractually required to cash-settle, the Fund may cover its open positions in an amount equal to the Fund’s daily marked-to-market obligation.  By covering only its daily marked-to-market obligation under cash-settled forward or futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to cover in an amount equal to the full notional value of such contracts. The Fund reserves the right to modify its asset segregation policies in the future.

Below Investment Grade Quality Debt Instruments. Below investment grade quality debt instruments, commonly referred to as “high yield securities” or “junk bonds,” are considered speculative with respect to the issuer’s continuing ability to meet principal and interest payments and, while generally expected to provide greater income than investments in higher quality debt instruments, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such instruments) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than higher quality debt instruments.  In addition, because yields vary over time, no specific level of income can ever be assured. These below investment grade quality debt instruments generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market’s perception of their credit quality to a greater extent than higher quality debt instruments, which react primarily to fluctuations in the general level of interest rates (although these below investment grade quality debt instruments are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and may do so in the future, especially in the case of highly leveraged issuers. The prices for these instruments may be affected by legislative and regulatory developments. The market for these below investment grade quality debt instruments may be less liquid than the market for investment grade debt instruments. Furthermore, the liquidity of these below investment grade quality debt instruments may be affected by the market’s perception of their credit quality.

Instruments in the lowest tier of investment grade debt instruments have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments and involve the risks described above to a greater degree than in the case of higher grade securities.

Borrowing. The Fund may borrow money from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) or in connection with engaging in transactions considered by the SEC to constitute a form of borrowing under the Investment Company Act of 1940 (e.g., reverse repurchase agreements) to the extent permitted by the Fund’s investment objectives and policies. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage and may cause a Fund to liquidate investments when it would not otherwise do so.  Money borrowed will be subject to interest charges and may be subject to other fees or requirements which would increase the cost of borrowing above the stated interest rate.

Business Continuity.  MFS has developed a Business Continuity Program (the “Program”) that is designed to minimize the disruption of normal business operations in the event of an adverse incident impacting MFS, its affiliates, or the Fund.  While MFS believes that the Program is comprehensive and should enable it to reestablish normal business operations in a timely manner in the event of an adverse incident, there are inherent limitations in such programs (including the possibility that contingencies have not been anticipated and procedures do not work as intended) and under some circumstances, MFS, its affiliates, and any vendors used by MFS, its affiliates, or the Fund could be prevented or hindered from providing services to the Fund for extended periods of time. These circumstances may include, without limitation, acts of God, acts of governments, any act of declared or undeclared war or of a public enemy (including acts of terrorism), power shortages or failures, utility or communication failure or delays, labor disputes, strikes, shortages, supply shortages, system failures or malfunctions. Under the Investment Advisory Agreement and the Distribution Agreement, absent willful misfeasance, bad faith, or gross negligence on the part of MFS, or the reckless disregard of its respective obligations, MFS and MFD, respectively, will not be liable for any related losses to the Fund or to the Fund’s shareholders as a result of such an occurrence.  Under the Shareholder Servicing Agreement, absent bad faith or negligence on the part of MFSC, MFSC will not be liable for any related losses to the Fund or to the Fund’s shareholders as a result of such an occurrence.

Commodity Pool Operator Regulation.  Except with respect to MFS Absolute Return Fund and MFS Managed Wealth Fund, a notice has been filed with the National Futures Association (NFA) claiming an exclusion from the definition of the term “commodity pool operator” (CPO) under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission (CFTC) promulgated thereunder with respect to such Funds.  As a result, MFS, as adviser to such Funds, is not currently subject to registration or regulation as a CPO with respect to such Funds.  However, if in the future a Fund is no longer eligible for this exclusion, the notice claiming exclusion from the definition of a CPO would be withdrawn, and MFS, as adviser to such Fund, would be subject to regulation as a CPO with respect to such Fund.

MFS, as adviser to MFS Absolute Return Fund and MFS Managed Wealth Fund, is registered and regulated as a CPO under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder with respect to such Funds.

Commodity-Related Investments. Commodity-related investments include futures, options, options on futures, swaps, structured securities, securities of other investment companies, grantor trusts, commodity-linked notes, and hybrid instruments whose values are related to commodities or commodity contracts. The value of commodity-related investments can be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels, and international market, economic, industry, political, and regulatory developments. The value of commodity-related investments can be more volatile than the value of traditional securities.

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are bonds, debentures, notes, or other securities that may be converted into or exchanged for (by the holder or by the issuer) shares of stock (or cash or other securities of equivalent value) of the same or a different issuer at a stated exchange ratio. Convertible securities are senior to common stock in a corporation’s capital structure, but are usually subordinated to senior debt obligations of the issuer. Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market price of their underlying securities. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time generally depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. In general, a convertible security performs more like a stock when the conversion value exceeds the value of the convertible security without the conversion feature and more like a debt instrument when its conversion value is less than the value of the convertible security without the conversion feature.  However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Contingent convertible or contingent capital securities are a type of hybrid security that are intended to either convert into equity securities or have their principal written down or written off upon the occurrence of certain trigger events.  An automatic write down, write off, or conversion event will typically be triggered by a reduction in the issuer’s capital level or an action by the issuer’s regulator, but may also be triggered by other factors.  Due to the contingent write down, write off, or conversion feature, contingent convertible securities may have a greater risk of principal loss than other securities in times of financial stress.  If the trigger level is breached, the value of the contingent convertible securities may decrease to zero with no opportunity for an increase in value even if the issuer continues to operate.

Counterparties and Third Parties:  Transactions involving a counterparty other than the issuer of the instrument, including clearing organizations, or a third party responsible for servicing the instrument or effecting the transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction. In addition, fund assets held by a custodian or other third party are subject to the credit risk of the custodian or other third party, and to the custodian’s or third party’s ability or willingness to perform in accordance with the terms of the arrangement. If such a counterparty, custodian, or other third party becomes insolvent or declares bankruptcy, the fund may be limited in its ability to exercise rights to obtain the return of fund assets or in exercising other rights against the counterparty or third party. In addition, bankruptcy and liquidation proceedings take time to resolve, which can limit or preclude a fund’s ability to exercise its rights, including terminating an arrangement or transaction or obtaining fund assets in a timely manner. Counterparties and third parties located outside the United States may involve greater risk of loss or delay in the event of insolvency or bankruptcy.

Country Location. The issuer of a security or other investment is generally deemed to be economically tied to a particular country if: (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; or (f) the issuer is included in an index which is representative of that country. For purposes of determining if a security or other investment is considered a foreign security, revenues from goods sold or services performed in all countries other than the United States and assets in all countries other than the United States may be aggregated.  For purposes of determining if a security or other investment is considered an emerging market security, revenues from goods sold or services performed in all emerging market countries and assets in all emerging market countries may be aggregated.

Cyber Security.  The Fund does not directly have any operational or security systems or infrastructure that are potentially subject to cyber security risks, but the Fund is exposed through its service providers (including MFS, MFD, the custodian, the auditor, MFSC, financial intermediaries, and sub-adviser (if applicable)), to cyber security risks. With the increased use of technologies, such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund’s service providers are susceptible to operational and information security risks that could result in losses to the Fund and its shareholders. Cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, unauthorized access to the service providers’ digital systems through system-wide “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the service providers’ systems or Web sites rendering them unavailable. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the service providers’ systems.

Cyber security failures or breaches resulting from the Fund’s service providers or the issuers of securities in which the Fund invests may negatively impact the value of the Fund’s investments and cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the Fund to process transactions, the inability to calculate the Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund may incur incremental costs to prevent cyber incidents in the future which could negatively impact the Fund and its shareholders. While MFS has established business continuity plans and risk management systems designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been adequately identified. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by service providers, or by issuers in which the Fund invests.

Debt Instruments. Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. During certain market conditions, some debt instruments can trade at a negative interest rate; i.e., the price to purchase the debt instrument is more than the present value of expected interest payments and principal due at the maturity of the instrument. Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.  The price of a debt instrument depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The price of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest, if the instrument’s credit rating is downgraded by a credit rating agency, or based on other changes in the financial condition of the issuer or borrower.  The price of a debt instrument changes in response to interest rate changes. Interest rates change in response to the supply and demand for credit, government monetary policy and action, inflation rates, and other factors. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Interest rate risk is generally greater for instruments with longer maturities, or that do not pay current interest. In addition, short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes. The price of an instrument trading at a negative interest rate responds to interest rate changes like other debt instruments; however, an instrument trading at a negative interest rate is expected to produce a negative return if held to maturity.  Debt markets can be volatile and can decline significantly in response to changes in, or investor perceptions of changes in, market, economic, industry, political, regulatory, geopolitical, and other conditions that affect a particular type of instrument, issuer, or borrower, and/or that affect the debt market generally.  Certain events, such as market or economic developments, including increasing and negative interest rates, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and may lead to periods of high volatility and reduced liquidity in the debt market or a portion of the debt market.  Markets may be susceptible to market manipulation or other fraudulent practices which could disrupt the orderly functioning of these markets or adversely affect the value of instruments that trade in such markets.

See APPENDIX O for a description of ratings.

Depositary Receipts. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs, or GDRs.  In unsponsored programs, the issuer may not be directly involved in the creation of the program. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a

U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and may be offered privately in the United States and are generally designed for use in securities markets outside the U.S. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. Depositary receipts denominated in a currency other than the currency of the underlying securities subjects the investors to the currency risk of the depositary receipt and the underlying securities.

With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer’s request.

Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Investments in non-U.S. issuers through ADRs, EDRs, GDRs, and other types of depositary receipts generally involve risks applicable to other types of investments in non-U.S. issuers.  Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

Derivatives. Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure or index. Derivatives often involve a counterparty to the transaction. Derivatives involving a counterparty are subject to the credit risk of the counterparty and to the counterparty’s ability or willingness to perform in accordance with the terms of the derivative. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, and swaps. Derivatives can be highly volatile and involve risks in addition to, and potentially greater than, the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Derivatives can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect intended. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Legislation and regulation of derivatives in the U.S. and other countries, including asset segregation, margin, clearing, trading and reporting requirements, and leveraging and position limits, may make derivatives more costly and/or less liquid, limit the availability of certain types of derivatives, cause the Fund to change its use of derivatives, or otherwise adversely affect a Fund’s use of derivatives.

Emerging Market Countries. Investments in emerging market countries may be more volatile than investments in countries with more developed markets.  The risk of expropriation, confiscatory taxation, nationalization and social, political, and economic instability, greater government involvement in the economy, inflation or deflation, currency devaluations, currency exchange rate fluctuations, war, and terrorism may be greater in emerging market countries than countries in developed markets. The economies of emerging market countries may be based on only a few industries, may be vulnerable to changes in trade conditions, and may have large debt burdens and higher inflation rates.

A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Further, some securities may not be available to the Fund because foreign shareholders hold the maximum amount permissible under current law.  Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries and may be subject to currency exchange control restrictions. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors.

Generally accepted accounting, auditing, and financial reporting practices in emerging market countries may be significantly different from those countries in developed markets, and there may be less publicly available information about certain financial instruments.  Many emerging market countries have less government supervision, regulation, and enforcement of the securities markets and participants in those markets.

The securities markets of emerging market countries may have substantially less trading volume, resulting in a lack of liquidity and high price volatility. There may be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries as well as a high concentration of investors and financial intermediaries.

Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed countries because brokers and counterparties in such countries may be less well-capitalized and custody and registration of assets in some countries may be unreliable.

Emerging market country debt is subject to high risk and may not be rated for creditworthiness by any internationally recognized credit rating organization. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.  If a government obligor defaults on its obligation, an investor may have limited resources and may not be able to enforce a judgment against a foreign government.

Certain trading structures or protocols in some emerging markets involve the risks described above to a greater degree than in developed markets or even in other emerging markets. For example, certain eligible Chinese securities listed and traded on the Shanghai Stock Exchange (“SSE”)  may be invested in through the Hong Kong — Shanghai Stock Connect (“Stock Connect”) program (“Stock Connect Securities”). Stock Connect is a securities trading and clearing program for the establishment of mutual market access between the Stock Exchange of Hong Kong (“SEHK”) and the SSE that commenced operations in November 2014.

Stock Connect is subject to regulations promulgated by regulatory authorities for both the SSE and the SEHK, and further regulations or restrictions, such as trading suspensions, may adversely affect Stock Connect and Stock Connect Securities. There is no guarantee that the systems required to operate Stock Connect will function properly or that both exchanges will continue to support Stock Connect in the future.

While Stock Connect is not subject to individual investment quotas, daily and aggregate purchase quotas apply to the aggregate volume on Stock Connect, which may restrict or preclude investment in Stock Connect Securities. In addition, Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with the program’s rules, and therefore are subject to liquidity risk.  For example, when the SEHK is closed, investors will not be able to trade Stock Connect Securities at a time when Stock Connect Securities are trading on the SSE.

The Hong Kong Securities Clearing Company Limited (“HKSCC”) acts as nominee for Stock Connect Securities.  As a result, investors will depend upon the cooperation of HKSCC to exercise certain shareholder rights, such as participation in corporate actions or shareholder meetings.  It will not be possible for investors to pursue legal recourse against issuers of Stock Connect Securities without the participation of HKSCC, which is under no obligation to do so. It is currently unclear whether mainland Chinese courts would recognize investors’ beneficial ownership of the Stock Connect Securities in the event HKSCC as nominee holder, or another entity within the ownership structure, were to become insolvent.  This could prevent or delay recovery of investor assets. Investment in Stock Connect Securities may not be covered by the securities investor protection programs of either exchange and, without such protection, would be subject to the risk of default of the investor’s broker.

These and other risks may exist to varying degrees in connection with investments through other trading structures, protocols and platforms in emerging markets.

Equity Securities.  Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, depositary receipts for such securities, equity interests in real estate investment trusts (“REITs”), securities of investment companies, and other similar interests in an issuer.  The price of an equity security fluctuates in response to issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions, as well as to investor perceptions of these conditions. Prices can decrease significantly in response to these conditions, and these conditions can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general. Different parts of the market and different types of securities can react differently to these conditions. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small cap companies. Certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on stock markets.  Markets may be susceptible to market manipulation or other fraudulent practices which could disrupt the orderly functioning of these markets or adversely affect the value of instruments that trade in such markets.

Floating Rate Certificates. Each holder of a floating rate certificate has the option at specified times to tender its certificate to the issuer or a specified third party acting as agent for the issuer for purchase at the stated amount of the certificate plus accrued interest. Floating rate certificates may be floating or variable rate securities. The issuer or third party agent may be unable to purchase the certificates on the purchase date due to a variety of circumstances, which may result in a loss of value of the certificates.

Foreign Currencies. Foreign securities may be denominated in foreign currencies and currencies may be purchased directly. Accordingly, changes in the values of those currencies may have a positive or negative effect on the value of securities denominated in that currency or the value of the currency itself.

While holding currencies permits an investor to take advantage of favorable movements in the applicable exchange rate, this strategy also exposes the investor to risk of loss if exchange rates move in a direction adverse to the investor’s position. Such losses could reduce any profits or increase any losses sustained by the investor from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

The values of other currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments.  Currency values can decrease significantly both in the short term and over the long term in response to these and other developments.

Some foreign countries have managed currencies, which are not free floating against the U.S. dollar. Managed currencies can experience a steep devaluation relative to the U.S. dollar. In addition, certain foreign countries may restrict the free conversion of their currencies into other currencies and certain foreign currencies may not trade outside their local country.

Although foreign currency dealers generally do not charge a fee for foreign currency transactions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer.

Foreign currency transactions are contracts to purchase or sell foreign currencies for settlement on a future date.  Foreign currency transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date are referred to as deliverable forwards.  Depending on time to settlement and certain other characteristics, certain deliverable forwards can be referred to as “spot” foreign currency transactions.  Foreign currency transactions that do not provide for physical settlement of the two currencies but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and current rate at settlement based upon an agreed upon notional amount are referred to as non-deliverable forwards.  Depending on whether a foreign currency transaction is deemed to be a spot, a deliverable forward or a non-deliverable forward in a particular jurisdiction, the transaction may be subject to no or different regulatory requirements, including but not limited to reporting, margin, clearing and exchange trading or trading on other public facilities.  Numerous regulatory changes related to foreign currency transactions are expected to occur over time and could materially and adversely affect the ability of the Fund to enter into foreign currency transactions or could increase the cost of foreign currency transactions. In the future, certain foreign currency transactions may be required to be subject to initial as well as variation margin requirements.  Foreign currency transactions that are not centrally cleared are subject to the creditworthiness of the counterparty to the foreign currency transaction (usually large commercial banks), and their values may decline substantially if the counterparty’s creditworthiness deteriorates. In a cleared foreign currency transaction, performance of the transaction will be effected by a central clearinghouse rather than by the original counterparty to the transaction. Foreign currency transactions that are centrally cleared will be subject to the creditworthiness of the clearing member and the clearing organization involved in the transaction.

A “settlement hedge” or “transaction hedge” attempts to protect against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a foreign currency transaction for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. Foreign currency transactions to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

Foreign currency transactions can be used to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if an investor owned securities denominated in pounds sterling, the investor could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. An investor could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Foreign currency transactions can also be used to shift investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

Swap agreements, indexed securities, hybrid securities and options and futures contracts relating to foreign currencies can be used for the same purposes.

Successful use of currency management strategies will depend on MFS’ skill in analyzing currency values. Currency management strategies may increase the volatility of a Fund’s returns and could result in significant losses to a Fund if currencies do not perform as MFS anticipates. For example, if a currency’s value rose at a time when MFS had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency’s appreciation. If MFS hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if MFS increases a Fund’s exposure to a foreign currency and that currency’s value declines, a Fund will realize a loss. There is no assurance that MFS’ use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times.

Foreign Markets.  Foreign investments and foreign currencies, as well as any securities issued by U.S. entities with substantial foreign operations, may involve significant risks. Foreign investments involve risks relating to local political, economic, regulatory, or social developments, military action or unrest, or adverse diplomatic developments, and may be affected by actions of U.S. and foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, imposition of economic and trade sanctions, embargoes, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, entering or exiting trade or other intergovernmental agreements, or other government action. The debt instruments of foreign governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

Foreign markets, while growing in volume and sophistication, may not be as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign trading, settlement and custodial practices (including those involving settlement where Fund assets may be released prior to receipt of payment) may be less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding or other taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers may not be bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there may be less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign investments impose restrictions on transfer within the United States or to U.S. persons. Although investments subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign investments that are not subject to such restrictions.

On June 23, 2016, the United Kingdom voted via referendum to leave the European Union, which may lead to significant market volatility around the world, as well as political, economic, and legal uncertainty.  It is expected that the United Kingdom’s exit from the European Union will take place within two years after the United Kingdom formally notifies the European Council of its intention to withdraw.  However, there is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the European Union.  During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.  Any further exits from the European Union, or the possibility of such exits, may cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell in the future a specific quantity of an asset, currency, interest rate, index, commodity, instrument or other indicator at a specific price and time. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. The value of a futures contract typically fluctuates in correlation with the increase or decrease in the value of the underlying indicator. The buyer of a futures contract enters into an agreement to purchase the underlying indicator on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying indicator on the settlement date and is said to be “short” the contract. Futures on indexes and futures not calling for physical delivery of the underlying indicator will be settled through cash payments rather than through delivery of the underlying indicator.

If a fund is the purchaser or seller of a futures contract, the fund is required to deposit “initial margin” with a futures commission merchant (“FCM”) when the futures contract is entered into.  Initial margin is typically calculated as a percentage of the contract’s notional amount. The minimum margin required for a futures contract is set by the exchange on which the contract is traded and may be increased by the FCM during the term of the contract. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract.

The risk of loss in trading futures contracts can be substantial, because of the low margin required, the extremely high degree of leverage involved in futures pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. Thus, a purchase or sale of a futures contract may result in unlimited losses. In the event of adverse price movements, an investor would continue to be required to make daily cash payments equal to the daily change in value of the futures contract. In addition, on the settlement date, an investor in physically settled futures may be required to make delivery of the indicators underlying the futures positions it holds.

Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. It may not be possible to liquidate or close out a futures contract at any particular time or at an acceptable price and an investor would remain obligated to meet margin requirements until the position is closed. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

Futures are subject to the creditworthiness of the FCM(s) and clearing organizations involved in the transaction.

Foreign futures contracts may not be subject to the same level of regulation as U.S. futures contracts, and foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the U.S. may involve greater risk of loss than U.S. traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, clearing member, clearing house, or other party that may owe margin to a fund.

If MFS attempts to use a futures contract as a hedge against, or as a substitute for, a portfolio investment, the futures position may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Hybrid Instruments. Hybrid instruments are generally considered derivatives and combine the elements of swaps, futures contracts, or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt instrument, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, commodities, indexes, economic factors or other measures, including interest rates, currency exchange rates, or commodities or securities indices, or other indicators.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument.  The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying indicators to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand profiles of the underlying indicators and interest rate movements. Hybrid instruments may be highly volatile.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying asset or indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or indicator may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying indicator is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

If MFS attempts to use a hybrid instrument as a hedge against, or as a substitute for, a portfolio investment, the hybrid instrument may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving hybrid instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt instruments. Under certain conditions, the redemption value of such an investment could be zero. In addition, hybrid instruments are subject to the creditworthiness of the issuer of the hybrid instrument, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures, options, and swaps by and to U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Inflation-Indexed Bonds. Inflation-indexed bonds are debt instruments whose principal and/or interest value are adjusted periodically according to a rate of inflation (usually a consumer price index). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

U.S. Treasury Inflation Protected Securities (“TIPS”) currently are issued with maturities of five, ten, or thirty years, although it is possible that securities with other maturities will be issued in the future. The principal amount of TIPS adjusts for inflation, although the inflation-adjusted principal is not paid until maturity. Semiannual coupon payments are determined as a fixed percentage of the inflation-adjusted principal at the time the payment is made.

If the rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or at the par amount at original issue. If an inflation-indexed bond does not provide a guarantee of principal at maturity, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. For example, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would likely decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates would likely rise, leading to a decrease in value of inflation-indexed bonds.

While these securities, if held to maturity, are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If nominal interest rates rise due to reasons other than inflation (for example, due to an expansion of non-inflationary economic activity), investors in these securities may not be protected to the extent that the increase in rates is not reflected in the bond’s inflation measure.

The inflation adjustment of TIPS is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of price changes in the cost of living, made up of components such as housing, food, transportation, and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Interfund Borrowing and Lending Program.  Pursuant to an exemptive order issued by the SEC, the Fund may borrow money from and/or lend money to other Funds advised by MFS and for which MFD acts as the principal underwriter.  Any loans under the program will be set at an interest rate that is the average of the highest rate available to a lending MFS Fund from an investment in overnight repurchase agreements and the approximate lowest rate at which bank short-term loans would be available to a borrowing MFS Fund.  A borrowing MFS Fund may have to borrow from a bank at a higher rate if an interfund loan is called or not renewed.  Any delay in repayment of an interfund borrowing to a lending MFS Fund could result in lost investment opportunities or borrowing costs.

Inverse Floaters. Inverse floaters have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the value of inverse floaters, or other obligations or certificates structured to have similar features, generally moves in the opposite direction from interest rates. The value of an inverse floater can be considerably more volatile than the value of other debt instruments of comparable maturity and quality. Inverse floaters incorporate varying degrees of leverage. Generally, greater leverage results in greater price volatility for any given change in interest rates. Inverse floaters may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities.

Lending. The Fund may not lend any security or make any other loan, if as a result, more than 33 1/3% of its total assets would be lent to other parties. This limitation does not apply to the purchase of debt instruments, money market instruments, repurchase agreements, loans, or other direct indebtedness.

Lending of Portfolio Securities. Portfolio securities may be lent to approved entities, including banks, broker/dealers and their affiliates, and would be required to be secured by collateral in cash, an irrevocable letter of credit, or U.S. Government securities maintained on a current basis at an amount generally at least equal to the market value of the securities loaned. When one party lends portfolio securities to another party, the lender has the right to call the loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the borrower pays the lender an amount equal to any interest or dividends received on the securities loaned. The lender also receives a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The lender does not, however, have the right to vote any securities having voting rights during the existence of the loan, but it can call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment; however, it is sometimes not feasible, particularly in the case of foreign securities, to recall the securities in time to vote the shares. The Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest, through investment of cash collateral by the Fund or a fee. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the lender may not be able to recover the securities loaned or gain access to the collateral. These delays and costs could be greater for foreign securities. If the lender is not able to recover the securities loaned, the lender may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment and related transaction costs by the time the replacement investment is purchased. The Fund bears the risk of any investment loss from cash received as collateral that is invested in other eligible securities, including shares of a money market fund. The Fund engages securities lending agents to arrange loans of the portfolio securities.  The Fund pays a fee to such agents.

Leveraging. Certain transactions and investment strategies, including when-issued, delayed-delivery, and forward commitment purchases, mortgage dollar rolls, and some derivatives, can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small change in an underlying indicator can lead to significantly larger losses to the Fund. Leverage can cause increased volatility by magnifying gains or losses.

Liquidity. Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market, or may not have an active trading market. In addition, at times, all or a large portion of segments of the market may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical and other conditions. Without an active trading market where frequent and large purchase and sale transactions of a security occur without significantly affecting the price of that security, it may be difficult to value and not possible to sell these investments and the Fund may have to sell certain of these investments at a price or time that is not advantageous in order to meet redemptions or other cash needs.

Loans and Other Direct Indebtedness. Loans and other direct indebtedness are interests in amounts owed by corporations, governmental or other borrowers to lenders or lending syndicates (loans and loan participations), to suppliers of goods and services (trade claims and other receivables), or to other parties. Some loans may be unsecured in part or in full. Loans may be in default at the time of purchase. Loans that are fully secured should protect the purchaser to a greater extent than unsecured loans in the event of nonpayment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with the default of a secured loan would satisfy the borrower’s obligation, or that such collateral could be liquidated.

Loans generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders’ rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.

If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent typically may be appointed by the lenders. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent’s general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Loans may be acquired by participating directly in a lending syndicate as a lender. Alternatively, loans or an interest in loans may be acquired by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the acquirer assumes all of the rights of the lender in the loan or of the participant in the participants’ portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the acquirer purchases a portion of the lender’s or the participants’ interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several risks. The acquirer must rely on another party not only for the enforcement of the acquirer’s rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan and may be subject to the credit risk of the other party in addition to the borrower. The acquirer may be subject to delays, expenses, and risks that are greater than those that would be involved if the acquirer could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the acquirer may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the acquirer also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the acquirer to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

Direct indebtedness includes trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims may be purchased when such companies are in default.

The ability to receive payments of principal and interest on loans and other direct indebtedness will depend primarily on the financial condition of the borrower. Because an acquirer may be required to rely on another party to collect and to pass on to it amounts payable with respect to the loan or other direct indebtedness and to enforce the acquirer’s rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the acquirer from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions.

Revolving credit facilities and other standby financing commitments obligate the purchaser to fund additional cash on a certain date or on demand. A revolving credit facility differs from other types of financing commitments in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a purchaser to increase its investment in a company at a time when the purchaser might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

Historically, loans normally have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific loan historically has been less extensive than if the loan were registered or exchange traded. Loans may also not be considered “securities,” and purchasers may not be entitled to rely on the anti-fraud and other protections of the federal securities laws.

Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase may be of lower quality or may have a higher price.

With respect to its management of investments in bank loans, MFS will normally seek to avoid receiving material, non-public information (“MNPI”) about the issuers of bank loans being considered for acquisition by the Fund or held by the Fund. In many instances, borrowers may offer to furnish MNPI to prospective investors, and to holders, of the issuer’s loans. MFS’ decision not to receive MNPI may place MFS at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the Fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, MFS’ ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that MFS’ decision not to receive MNPI under normal circumstances could adversely affect the Fund’s investment performance.

Notwithstanding its intention generally not to receive MNPI with respect to its management of investments in loans, MFS may from time to time come into possession of MNPI about the issuers of loans that may be held by the Fund. Possession of such information may in some instances occur despite MFS’ efforts to avoid such possession, but in other instances MFS may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, MFS’ ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on MFS’ ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

Master Limited Partnerships.  Master limited partnerships are limited partnerships in which ownership interests are publicly traded.  Master limited partnerships typically own interests in properties or businesses related to the oil and gas industries, although they may own other types of investments.  Investments in master limited partnerships are subject to similar risks to those associated with the specific industry or industry in which the partnership invests, such as the risk of investing in the real estate or oil and gas industries.  In addition, investments in master limited partnerships are subject to the risks of investing in a partnership, including limited control and voting rights on matters affecting the partnership and fewer investor protections compared to corporations.

MFS Funds-of-Funds Conflict of Interest Risk. In managing MFS Fund-of-Funds and underlying funds, MFS is subject to conflicts of interest in selecting and substituting underlying funds for which it is the adviser (e.g., because the management fees paid by some underlying funds are higher than the management fees paid by other underlying funds), and, more generally, in fulfilling its obligations with respect to both the MFS Fund-of-Funds and the underlying funds. However, MFS is legally obligated to act in the best interests of both the MFS Fund-of-Funds and the underlying funds.

Money Market Instruments. Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (e.g., certificates of deposit and bankers’ acceptances), repurchase agreements, and various government obligations, such as Treasury bills. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities. Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security.

Mortgage-Backed Securities. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. The payment of principal and interest and the price of a mortgage-backed security generally depend on the cash flows generated by the underlying mortgages and the terms of the mortgage-backed security. Mortgage-backed securities are backed by different types of mortgages, including commercial and residential properties and reverse mortgages. Mortgage-backed securities include various types of securities such as pass-throughs, stripped mortgage-backed securities, and collateralized mortgage obligations. There are a wide variety of mortgage types underlying these securities, including mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

Mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), and by private issuers, such as commercial banks, savings and loan institutions and mortgage companies. Government mortgage-backed securities are backed by the full faith and credit of the United States as to payment of principal and interest. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the United States. Issuers of government-related mortgage-backed securities include FNMA and FHLMC. FNMA is a congressionally chartered corporation subject to general regulation by the Secretary of Housing and Urban Development.

Securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a stockholder-owned government-sponsored enterprise established by Congress. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC.

Private mortgage-backed securities represent interest in pools consisting of residential or commercial mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage companies. Private mortgage-backed securities may be subject to greater credit risk and be more volatile than government or government-related mortgage-backed securities. In addition, private mortgage-backed securities may be less liquid than government or government-related mortgage-backed securities.

Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above.  Interests in pools of mortgage-related securities differ from other forms of debt instruments, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities typically provide a monthly payment which consists of both interest and principal payments.  In effect, these payments generally are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs incurred.

Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. The occurrence of prepayments is a function of several factors, including interest rates, general economic conditions, the location of the mortgaged property, the age of the mortgage or other underlying obligations, regulatory requirements, and other social and demographic conditions. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool is difficult to predict. The rate of principal payments for a reverse mortgage-backed security depends on a variety of economic, geographic, social, and other factors, including interest rates and borrower mortality. Reverse mortgage-backed securities may respond differently to economic, geographic, social, and other factors than other mortgage-backed securities. A Fund’s ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities typically have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a “tranche.” Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The “fastest-pay” tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities, as well as varied expected average lives and risk characteristics. In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, parallel pay CMOs planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

A primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

Commercial mortgage-backed securities (CMBSs) are a type of mortgage-backed security that are collateralized by a pool of commercial mortgage loans.  The bonds issued in a CMBSs transaction are divided into groups, and each group of bonds is referred to as a “tranche.” Under a typical CMBSs structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMBSs issuance. The “fastest-pay” tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMBSs structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities. The value of CMBSs depend on the cash flow and volatility of the commercial loans, the volatility and reliability of cash flows associated with the commercial properties; the type, quality, and competitiveness of the commercial properties; the experience, reputation and capital resources of the borrower and the manager; the location of the commercial properties; the quality of the tenants; and the terms of the loan agreements.

Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.  SMBSs may be less liquid than other types of mortgage-backed securities.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

Mortgage “Dollar Roll” Transactions. In mortgage “dollar roll” transactions, the investor sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the investor foregoes principal and interest paid on the mortgage-backed securities. The lost interest is compensated by the difference between the current sales price and the lower price for the future purchase (often referred to as the “drop”) as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. A commitment fee may also be received for participation in such transaction.

If the income and capital gains from the investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will result in a lower return than would have been realized without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities that are required to be purchased in the future may decline below the agreed upon repurchase price of those securities. If the party to whom the securities are sold becomes insolvent, the right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investor’s ability to correctly predict interest rates and prepayments.

A dollar roll can be viewed as a borrowing.  If a Fund makes additional investments while a dollar roll is outstanding, this may be considered a form of leverage.

Municipal Instruments. Debt obligations or other instruments or participations therein issued by or on behalf of (or that are otherwise treated for federal tax purposes as issued by or an obligation of) states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, are known as “municipal instruments.” Generally, interest received on municipal instruments is exempt from federal income tax. The tax-exempt nature of the interest on a municipal instrument is generally the subject of a bond counsel opinion delivered in connection with the issuance of the instrument. There is no assurance that the IRS will agree with bond counsel’s opinion that such interest is tax-exempt or that the interest payments on such municipal instruments will continue to be tax exempt for the life of the municipal instrument. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the municipal instrument. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal instrument could become federally taxable, possibly retroactively to the date the municipal instrument was issued and an investor may need to file an amended income tax return. Certain types of structured securities are designed so that tax exempt interest from municipal instruments held by the underlying entity will pass through to the holders of the structured security. There is no assurance that the IRS will agree that such interest is tax exempt.

From time to time, proposals have been introduced before Congress and state legislatures to restrict or eliminate the federal and state income tax exemption for interest on municipal instruments.  Similar proposals may be introduced in the future.  Such legislation or court or tax rulings that eliminate or cap the federal and/or state deduction of interest from municipal instruments could adversely affect the price of municipal instruments and the interest paid by the municipal instruments, and may restrict or eliminate the ability of the Fund to achieve its respective investment objective.

The value of municipal instruments can be affected by changes in their actual or perceived credit quality.  The credit quality and ability to pay principal and interest when due of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security.  Municipal instruments generally trade in the over-the-counter market. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

General obligation bonds are backed by the issuer’s pledge of its full faith and credit and taxing power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited. Additionally, there may be limits as to the rate or amount of special assessments or taxes that can be levied to meet these obligations.

Some general obligation bonds are backed by both a pledge of a specific revenue source, such as a special assessment or tax and an issuer’s pledge of its full faith and credit and taxing power. Debt service from these general obligation bonds is typically paid first from the specific revenue source and second, if the specific revenue source is insufficient, from the general taxing power.

Revenue bonds are generally backed by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state’s or local government’s proportionate share of the payments from the Tobacco Master Settlement Agreement. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Industrial development bonds, a type of revenue bond, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for a variety of purposes, including economic development, solid waste disposal, transportation, and pollution control. Although the principal security for revenue bonds is typically the revenues of the specific facility, project, company or system, many revenue bonds are secured by additional collateral in the form of a mortgage on the real estate comprising a specific facility, project or system, a lien on receivables and personal property, as well as the pledge of various reserve funds available to fund debt service, working capital, capital expenditures or other needs. Net revenues and other security pledged may be insufficient to pay principal and interest due which will cause the price of the bonds to decline. In some cases, revenue bonds issued by an authority are backed by a revenue stream unrelated to the issuer, such as a hotel occupancy tax, a sales tax, or a special assessment. In these cases, the ability of the authority to pay debt service is solely dependent on the revenue stream generated by the special tax. Furthermore, the taxes supporting such issues may be subject to legal limitations as to rate or amount.

Municipal insurance policies typically insure, subject to the satisfaction of the policy conditions and certain other restrictions, timely and scheduled payment of all principal and interest due on the underlying municipal instruments. Municipal insurance does not insure against market fluctuations which affect the price of a security.

The insurance may be obtained by either (i) the issuer at the time the municipal instrument is issued, commonly referred to as primary market insurance, or (ii) another party after the municipal instrument has been issued, commonly referred to as secondary market insurance.

The value of a municipal insurance policy is dependent on the financial strength of the issuer providing such insurance. As a result of ratings downgrades and withdrawals from the municipal insurance business over the last credit cycle, many municipal insurance policies may have little or no value.

Education. In general, there are two types of education-related bonds: (i) those issued to finance projects for public and private colleges and universities, charter schools and private schools, and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funding or to fund construction and other projects which benefit the educational institution are subject to many risks, including the risks of unanticipated revenue decline, primarily the result of decreasing student enrollment, decreasing state and federal funding, or a change in general economic conditions. Additionally, higher than anticipated costs associated with salaries, utilities, insurance or other general expenses could impair the ability of a borrower to make annual debt service payments. Charter schools are subject to the additional risk that the contract (or charter) may be revoked for failure to meet academic or fiscal management standards, safety or health-related issues, or other reasons. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are primarily backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which may be supported by reserves or other forms of credit enhancement. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, unemployment rates, the trust’s overall ability to generate excess spread, and loan modifications. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement, bankruptcy protection for student loan borrowers, and continued federal interest and other program subsidies currently in effect.

Electric Utilities. The electric utilities industry is highly regulated at both the state and federal level. There are generally two types of electric utilities: municipal owned and investor owned. Municipal owned utilities typically benefit from a monopoly position and self-imposed rates, whereas investor owned utilities are typically subject to state and federal oversight for rates and/or subject to competition. Regardless of type, risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects on demand from economic conditions, (d) the effects of conservation on energy demand, (e) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (f) timely and sufficient rate increases allowing for reasonable cost recovery including growing retiree obligations and changing fuel prices, (g) maintenance of existing assets and (h) timely and efficient construction of new assets including those to meet renewable energy mandates.

Health Care. The health care industry includes providers such as hospitals, nursing homes, elderly retirement communities, and community health organizations.  It is subject to regulatory action by a number of governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. A second major source of revenues for the health care industry is payments from private insurance companies and health maintenance organizations. As such, any changes to and reductions in reimbursement rates from these entities for services provided could be detrimental to the revenues of the providers. Numerous other factors may affect the industry, such as general and local economic conditions; the real estate market; demand for services; expenses (including for example, labor, malpractice insurance premiums and pharmaceutical products); and competition among health care providers. In the future, the following factors may adversely affect health care facility operations: national health reform legislation or proposed legislation; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing. Housing revenue bonds typically are issued by a state, county, or local housing authority and are secured by mortgage loan repayments. The proceeds of these bonds may be used to make mortgage loans for single-family housing, multi-family housing, or a combination of the two. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer, during the origination period. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued, and is negatively impacted by an increase of the rate of mortgage defaults. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, the scheduled payments of principal and interest depend in part upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of housing projects is affected by a variety of factors, including general economic conditions, interest rates, and real estate prices, which may impact the borrower’s ability to pay debt service and may impair the value of the collateral securing the bonds, if any. Some authorities provide additional security for the bonds in the form of insurance, subsidies (federal, state, or local), additional collateral, or state pledges (without obligation) to make up deficiencies.  With respect to multi-family housing, additional risk factors include satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends. With respect to single family housing, additional risk factors include the additional credit risk of first-time homebuyers with lower incomes and mortgages with little or no equity.

Prepaid Gas Bonds.  Payment of principal and interest on prepaid gas bonds are subject to the key risk that the gas supplier fails to provide the natural gas as agreed over the life of the contract between the gas supplier and the municipal utility.  The gas supplier’s obligation to provide the natural gas is guaranteed by a financial institution and therefore the credit quality of this financial institution is an important factor in the credit quality and value of the bonds.  Additional risks include the willingness and ability of the municipal utilities to purchase the gas when delivered.  Failure to do so, among other things, could result in the bond being called.

Tender Option Bonds. Tender option bonds are created when municipal instruments are transferred to a special purpose trust which issues two classes of certificates.  The first class, commonly called floating rate certificates, pays an interest rate that is typically reset weekly based on a specified index.  The second class, commonly called inverse floaters, pays an interest rate based on the difference between the interest rate earned on the underlying municipal instruments and the interest rate paid on the floating rate certificates, after expenses.

Both Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act apply to tender option bond programs and operate to require that such programs be restructured. In particular, these rules effectively will preclude banking entities from: (i) sponsoring or acquiring interests in the trusts used to hold a municipal instrument; and (ii) continuing to service or maintain relationships with existing programs involving such trusts to the same extent and in the same capacity as existing programs. Because of the role that tender option bond programs play in the municipal instrument market, it is possible that implementation of these rules may adversely impact the municipal instrument market. For example, as a result of the implementation of these rules, the municipal instrument market may experience reduced demand or liquidity and increased financing costs.

Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the economic conditions of the airport’s service area and may be affected by the business strategies and fortunes of specific airlines. They may also be subject to competition from other airports and modes of transportation. Air traffic generally follows broader economic trends and may be affected by the price and availability of fuel as well as perceived global safety risks. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a single source of revenue —a state or jurisdiction’s proportionate share of periodic payments made by tobacco companies under the Master Settlement Agreement (the “MSA”) entered into by participating cigarette manufacturers, 46 states, and other jurisdictions in November of 1998 in settlement of certain smoking-related litigation. Annual payments on the bonds are dependent on the receipt by the issuer of future settlement payments under the MSA. These annual payments are subject to numerous adjustments. The actual amount of future settlement payments depends on annual domestic cigarette shipments, inflation, market share gains by non-participating cigarette manufacturers, the resolution of disputes between the states and participating tobacco companies regarding diligent enforcement of statutes requiring escrow payments from non-participating manufacturers and other factors. MSA payment adjustments may cause bonds to be repaid faster or slower than originally projected. Tobacco bonds are subject to additional risks, including the risk that a tobacco company defaults on its obligation to make payments to the state or that the MSA or state legislation enacted pursuant to the MSA is void or unenforceable. Cigarette shipments (and therefore MSA payments) will be negatively affected by increased government regulation (such as a ban on menthol cigarettes), price increases above the rate of inflation (including tax increases by federal, state, and local authorities), increased health consciousness by smokers, increases in indoor and outdoor smoking restrictions, and increases in sales of other nicotine delivery devices (such as electronic cigarettes, smoking cessation products and smokeless tobacco).

Water and Sewer. Water and sewer revenue bonds are generally secured by the fees charged to each user of the service. The issuers of water and sewer revenue bonds generally enjoy a monopoly status and latitude in their ability to raise rates. However, lack of water supply due to insufficient rain, run-off, or snow pack can be a concern and has led to past defaults. Further, public resistance to rate increases, declining numbers of customers in a particular locale, costly environmental litigation, and Federal environmental mandates and the associated costs are challenges faced by issuers of water and sewer bonds. Also, water and sewer bonds issued by an enterprise of a municipality in financial distress may not be insulated from the financial insecurity of that municipality.

Municipal Lease Obligations. Municipal lease obligations and participations in municipal leases are undivided interests in a portion of an obligation in the form of a lease or installment purchase or conditional sales contract which is issued by a state, local government, or a municipal financing corporation to acquire land, equipment, and/or facilities (collectively hereinafter referred to as “lease obligations”). Generally lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Instead, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate, and make the payments due under the lease obligation. As a result of this structure, municipal lease obligations are generally not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities.

Lease obligations may contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. If the municipality does not appropriate in its budget enough to cover the payments on the lease obligation, the lessor may have the right to repossess and relet the property to another party. Depending on the property subject to the lease, the value of the property may not be sufficient to cover the debt.

In addition to the risk of “non-appropriation,” municipal lease securities may not have as highly liquid a market as conventional municipal bonds. Furthermore, municipal lease obligations generally have the same risk characteristics as Municipal Instruments.

Options. An option is a contract which conveys to the holder of the option the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific amount or value of a particular underlying interest at a specific price (called the “exercise” or “strike” price) at one or more specific times before the option expires. The underlying interest of an option contract can be a security, currency, index, future, swap, commodity, or other type of financial instrument. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option purchaser is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date.

Options can be traded either through established exchanges (“exchange traded options”) or privately negotiated transactions (over-the-counter or “OTC options”). Exchange traded options are standardized with respect to, among other things, the underlying interest, expiration date, contract size and strike price. The terms of OTC options are generally negotiated by the parties to the option contract which allows the parties greater flexibility in customizing the agreement, but OTC options are generally less liquid than exchange traded options.

All option contracts involve credit risk if the counterparty to the option contract (e.g., the clearing house or OTC counterparty) or the third party effecting the transaction in the case of cleared options (e.g., futures commission merchant or broker/dealer) fails to perform. The credit risk in OTC options that are not cleared is dependent on the credit worthiness of the individual counterparty to the contract and may be greater than the credit risk associated with cleared options.

The purchaser of a put option obtains the right (but not the obligation) to sell a specific amount or value of a particular interest to the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical put option can expect to realize a gain if the price of the underlying interest falls. However, if the underlying interest’s price does not fall enough to offset the cost of purchasing the option, the purchaser of a put option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The purchaser of a call option obtains the right (but not the obligation) to purchase a specified amount or value of a particular interest from the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical call option can expect to realize a gain if the price of the underlying interest rises. However, if the underlying interest’s price does not rise enough to offset the cost of purchasing the option, the buyer of a call option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The purchaser of a call or put option may terminate its position by allowing the option to expire, exercising the option or closing out its position by entering into an offsetting option transaction if a liquid market is available. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser would complete the purchase or sale, as applicable, of the underlying interest to the option writer at the strike price.

The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to buy or sell (depending on whether the option is a put or a call) a specified amount or value of a particular interest at the strike price if the purchaser of the option chooses to exercise it.

Generally, an option writer sells options with the goal of obtaining the premium paid by the option purchaser. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer’s potential loss is equal to the amount the option is “in-the-money” when the option is exercised offset by the premium received when the option was written. A call option is in-the-money if the value of the underlying interest exceeds the strike price of the option, and so the call option writer’s loss is theoretically unlimited. A put option is in-the-money if the strike price of the option exceeds the value of the underlying interest, and so the put option writer’s loss is limited to the strike price. Generally, any profit realized by an option purchaser represents a loss for the option writer. The writer of an option may seek to terminate a position in the option before exercise by closing out its position by entering into an offsetting option transaction if a liquid market is available. If the market is not liquid for an offsetting option, however, the writer must continue to be prepared to sell or purchase the underlying asset at the strike price while the option is outstanding, regardless of price changes.

The writer of a cleared option is required to deposit initial margin. Additional margin may also be required. The writer of an uncleared option may be required to deposit initial margin and additional margin.

A physical delivery option gives its owner the right to receive physical delivery (if it is a call), or to make physical delivery (if it is a put) of the underlying interest when the option is exercised. A cash-settled option gives its owner the right to receive a cash payment based on the difference between a determined value of the underlying interest at the time the option is exercised and the fixed exercise price of the option. In the case of physically settled options, it may not be possible to terminate the position at any particular time or at an acceptable price. A cash-settled call conveys the right to receive a cash payment if the determined value of the underlying interest at exercise exceeds the exercise price of the option, and a cash-settled put conveys the right to receive a cash payment if the determined value of the underlying interest at exercise is less than the exercise price of the option.

Combination option positions are positions in more than one option at the same time. A spread involves being both the buyer and writer of the same type of option on the same underlying interest but different exercise prices and/or expiration dates. A straddle consists of purchasing or writing both a put and a call on the same underlying interest with the same exercise price and expiration date.

The principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price of the underlying interest in relation to the exercise price of the option, the volatility of the underlying interest and the remaining period to the expiration date.

If a trading market in particular options were illiquid, investors in those options would be unable to close out their positions until trading resumes, and option writers may be faced with substantial losses if the value of the underlying interest moves adversely during that time. However, there can be no assurance that a liquid market will exist for any particular options product at any specific time. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options. Exchanges or other facilities on which options are traded may establish limitations on options trading, may order the liquidation of positions in excess of these limitations, or may impose other sanctions that could adversely affect parties to an options transaction.

Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer and is therefore subject to the same risks as other equity securities.  Preferred stock has precedence over common stock in the event the issuer is liquidated or declares bankruptcy, but is junior to the interests of the debt instruments of the issuer. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. The level of “auction rate” dividends are reset periodically through an auction process. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. The value of preferred stock is sensitive to changes in interest rates and to changes in the issuer’s credit quality.

Real Estate-Related Investments. Investment in real estate-related investments or derivatives whose value is based on real estate related indicators are subject to similar risks to those associated with the direct ownership of real estate and with the real estate industry in general. Real estate-related investments are affected by general, regional, and local economic conditions; difficulties in valuing and disposing of real estate; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations, and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; the management skill and creditworthiness of the REITs manager; and other factors.

REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. The affairs of REITs are managed by the REIT’s sponsor and, as such, the performance of the REIT is dependent on the management skills of the REIT’s sponsor.  REITs are not diversified, and are subject to the risks of financing projects.

REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. An investor will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the investor.

Equity REITs and similar entities formed under the laws of non-U.S. countries may be affected by changes in the value of the underlying property owned by the trusts. Mortgage REITs and similar entities formed under the laws of non-U.S. countries may be affected by default or payment problems relating to underlying mortgages, the quality of credit extended, interest rates and prepayments of the underlying mortgages. Equity and mortgage REITs are also subject to heavy cash flow dependency, borrower default, and self-liquidation.

Mortgage REITs are also subject to different combinations of prepayment, extension, interest rate and other market risks. The real estate mortgages underlying mortgage REITs are generally subject to a faster rate of principal repayments in a declining interest rate environment and to a slower rate of principal repayments in an increasing interest rate environment.

Hybrid REITs share the characteristics and risks of equity REITs and mortgage REITs.

REITs could be adversely affected by failure to qualify for the favorable tax treatment available to REITS under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended, and similar risks may also apply to securities of entities similar to REITs formed under the laws of non-U.S. countries. In addition, REITs may be adversely affected by changes in federal tax law, for example, by limiting their permissible businesses or investments.

Regulatory Risk.  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation.  Government regulation may change frequently and may have significant adverse consequences. Economic downturns can trigger economic, legal, budgetary, tax, and regulatory changes.  Regulatory changes may change the way a Fund is regulated or the way the Fund’s investments are regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude a Fund’s ability to pursue its investment strategy or achieve its investment objective.

Repurchase Agreements. A repurchase agreement is an agreement under which a buyer would acquire a security for a relatively short period of time (usually not more than a week) subject to the obligation of the seller to repurchase and the buyer to resell such security at a fixed time and price (representing the buyer’s cost plus interest).  The buyer bears the risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the buyer is delayed or prevented from exercising its rights to dispose of the collateral.  This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. If Fund assets and/or collateral is maintained by a third party custodian, the Fund is also subject to the credit risk of the third party custodian.

Restricted Securities. Restricted securities are securities that are subject to legal restrictions on their resale. Difficulty in selling securities may result in a loss or be costly to an investor. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, an investor sells securities and receives cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counterparty to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the investor. Unless the appreciation and income on assets purchased with proceeds from reverse repurchase agreements exceed the costs associated with them, the investor’s performance is lower than it otherwise would have been.  A reverse repurchase agreement can be viewed as a borrowing.  If a Fund makes additional investments with the proceeds while a reverse repurchase agreement is outstanding, this may be considered a form of leverage.

Securities of Other Investment Companies. Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, exchange-traded funds, business development companies, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but involve additional expenses at the investment company-level, such as a proportionate share of portfolio management fees and operating expenses. A Fund may invest in an affiliated fund. Certain types of investment companies, such as closed-end investment companies and exchange-traded funds, trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value (NAV) per share. Unregistered investment companies are subject to less regulation. The extent to which a Fund can invest in securities of other investment companies is limited by the Investment Company Act of 1940.

Short Sales. A seller may make short sales that are made “against the box” and also those that are not made “against the box.”  A short sale that is not made “against the box” is a transaction in which a party sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the seller must borrow the security to make delivery to the buyer. The seller then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. It may not be possible to liquidate or close out the short sale at any particular time or at an acceptable price. In addition, a seller may need to sell other investments to meet its short sale obligations at a time when it would not otherwise do so. The price at such time may be more or less than the price at which the security was sold by the seller.  Short sales may create leverage, and, to the extent that the seller invests the proceeds from the short sale in other securities, the seller is subject to the risks of the securities purchased with the proceeds in addition to the risks of the securities sold short. Until the security is replaced, the seller is required to repay to the lender of securities any dividends or interest which accrue during the period of the loan. To borrow the security, the seller also may be required to pay a premium, which would increase the cost of the short sale. The seller also will incur transaction costs in effecting short sales.

The seller will incur a loss as a result of the short sale if the price of the security or index increases between the date of the short sale and the date on which the seller replaces the borrowed security. Such loss may be unlimited.  The seller will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the seller may be required to pay in connection with a short sale, and transaction costs. The overall benefit to the seller will depend on how the short sale performs relative to the market price of the securities purchased with the proceeds from the short sale.

A seller may also make short sales “against the box,” (i.e., when a security identical to one owned by the seller is borrowed and sold short). If the seller enters into a short sale against the box, it is required to hold securities equivalent in-kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. The seller will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box and will forgo an opportunity for capital appreciation in the security.

Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by governments or their agencies of developed and emerging market countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of emerging countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. Any restructuring of sovereign debt obligations will likely have a significant adverse effect on the value of the obligations. There is little legal recourse against sovereign issuers other than what such an issuer may determine to provide.  In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors, including the issuer’s cash flow, the size of its reserves, its access to foreign exchange, and the relative size of its debt service burden to its economy as a whole. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

Structured Securities.  Structured securities (also called “structured notes”) are debt instruments, the interest rate or principal of which is determined by an unrelated indicator.  The value of the principal of and/or interest on structured securities is determined by reference to the value of one or more underlying indicators or the difference between underlying indicators.  Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure or index.  If MFS attempts to use a structured security as a hedge against, or as a substitute for, a portfolio investment, the structured security may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving structured securities can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Structured securities may also be subject to liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt instruments.  In addition, because the purchase and sale of structured securities takes place in an over-the-counter market, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty’s creditworthiness deteriorates. If the counterparty defaults, the other party’s risk of loss consists of the amount of payments that the non-defaulting party is contractually entitled to receive.

Swaps.  A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Swaps include “caps,” “floors,” “collars” and options on swaps, or “swaptions.”  A “cap” transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the amount by which a specified fixed or floating rate or other indicator exceeds another rate or indicator (multiplied by a notional amount). A “floor” transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the excess, if any, of a specified rate or other indicator over a different rate or indicator (multiplied by a notional amount). A “collar” transaction is a combination of a cap and a floor in which one party pays the floating amount on the cap and the other party pays the floating amount on the floor. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms. Swaps can take many different forms and are known by a variety of names and other types of swaps may be available.

Swaps can be closed out by physical delivery of the underlying indicator(s) or payment of the cash settlement on settlement date, depending on the terms of the particular agreement. For example, in certain credit default swaps on a specific security, in the event of a credit event one party agrees to pay par on the security while the other party agrees to deliver the security. Other swap agreements provide for cash settlement. For example, in a typical interest rate swap, one party agrees to pay a fixed rate of interest determined by reference to a specified interest rate or index multiplied by a specified amount (the “notional amount”), while the other party agrees to pay an amount equal to a floating rate of interest determined by reference to an interest rate or index which is reset periodically and multiplied by the same notional amount. Or for example, in a total return swap, one party agrees to make a series of payments to another party based on the income and price return of the underlying indicator during a specified period, while the other party agrees to make a series of payments calculated by reference to an interest rate or other agreed upon amount.  On each payment date, the obligations of parties are netted against each other, with only the net amount paid by one party to the other.

It may not be possible to close out a swap at any particular time or at an acceptable price. The inability to close swap positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

Swaps may be entered into for hedging or non-hedging purposes. If MFS attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the swap may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving swaps can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Legislation has been enacted that has resulted in and will result in numerous regulatory changes related to swaps, including margin, clearing, trading, and reporting requirements. These regulatory changes are expected to occur over time and could materially and adversely affect the ability of the Fund to buy or sell swaps and increase the cost of swaps. In the future, swaps may be required to be subject to initial as well as variation margin requirements. Initial margin is typically calculated as a percentage of the swap’s notional amount. Additional variation margin will be required based on changes in the daily market value of the swap.

Swaps may also be subject to liquidity risk because it may not be possible to close out the swap prior to settlement date and an investor would remain obligated to meet margin requirements until the swap is closed. In addition, swaps that are not centrally cleared are subject to the creditworthiness of the counterparty to the swap, and their values may decline substantially if the counterparty’s creditworthiness deteriorates. The credit risk in uncleared swaps is dependent on the creditworthiness of the individual counterparty to the swap and may be greater than the credit risk associated with cleared swaps.

In a cleared transaction, performance of the transaction will be effected by a central clearinghouse rather than by the bank or broker that is the Fund’s original counterparty to the transaction. Swaps that are centrally cleared will be subject to the creditworthiness of the FCM(s) and clearing organizations involved in the transaction.

Swaps can provide exposure to a variety of different types of investments or market factors. The most significant factor in the performance of swaps is the change in the underlying price, rate, index level, or other indicator that determines the amount of payments to be made under the arrangement. The risk of loss in trading swaps can be substantial because of the low margin deposits required, the extremely high degree of leverage involved in swaps, and the potential high volatility of the swaps markets. As a result, a relatively small price movement in a swap may result in immediate and substantial loss (or gain) to the investor. Thus, a purchase or sale of a swap may result in unlimited losses. In the event of adverse price movements, an investor would continue to be required to make daily cash payments to maintain its required margin. In addition, for physically settled swaps, on the settlement date an investor may be required to make delivery of the indicators underlying the swaps it holds.

Synthetic Local Access Instruments. Participation notes, market access warrants, and other similarly structured products (collectively, “synthetic local access instruments”) are derivative instruments typically used by foreign investors to obtain exposure to investments in certain markets where direct ownership by foreign investors is restricted or limited by local law. Synthetic local access instruments are generally structured by a local branch of a bank, broker-dealer, or other financial institution to replicate exposure to one or more underlying securities. The holder of a synthetic local access instrument may be entitled to receive any dividends paid in connection with the underlying securities, but usually does not receive voting rights as it would if such holder directly owned the underlying securities.

Synthetic local access instruments also involve risks that are in addition to the risks normally associated with a direct investment in the underlying securities. Synthetic local access instruments represent unsecured, contractual obligations of the banks, broker-dealers, or other financial institutions that issue them and are therefore subject to the credit risk of the issuer and the issuer’s ability or willingness to perform in accordance with the terms of the instrument. Synthetic local access instruments are subject to the liquidity risk of the underlying security as well as the liquidity risk that a limited or no secondary market exists for trading synthetic local access instruments. In addition, the trading price of a synthetic local access instrument, if any, may not equal the value of the underlying securities.

Temporary Defensive Positions. In response to adverse market, economic, industry, political, or other conditions, MFS may depart from its investment strategies for a Fund by temporarily investing for defensive purposes. MFS may invest a large portion or all of a Fund’s assets in cash (including foreign currency) or cash equivalents, including an affiliated money market fund, obligations of banks (including certificates of deposit, bankers’ acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

Variable and Floating Rate Securities. Variable and floating rate securities are debt instruments that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that may change with changes to the level of prevailing interest rates or the issuer’s credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them for an extended period of time or until maturity.

Warrants. Warrants are derivative instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants can be physically or cash settled depending on the terms of the warrant and can be issued by the issuer of the underlying equity security or a third party. Warrants often involve a counterparty to the transaction. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued or delivered as anticipated.  If a Fund makes additional investments while a delayed delivery purchase is outstanding, this may result in a form of leverage.

Zero Coupon Bonds, Deferred Interest Bonds, and Payment-In-Kind Bonds. Zero coupon and deferred interest bonds are debt instruments which are issued at a discount from face value. The discount approximates the total amount of interest the instruments will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the instrument at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind bonds are debt instruments which provide that the issuer may, at its option, pay interest on such instruments in cash or in the form of additional debt instruments. Such instruments may involve greater credit risks and may experience greater volatility than debt instruments which pay interest in cash currently.

APPENDIX L - INVESTMENT RESTRICTIONS

Fundamental investment restrictions cannot be changed without the approval of a Majority Shareholder Vote.  Non-fundamental policies can be changed without shareholder approval.

MFS Absolute Return Fund, MFS Blended Research Growth Equity Fund, MFS Blended Research Mid Cap Equity Fund, MFS Blended Research Small Cap Equity Fund, and MFS Blended Research Value Equity Fund.

As fundamental investment restrictions, the Fund:

1.              May borrow money to the extent not prohibited by applicable law.

2.              May underwrite securities issued by other persons to the extent not prohibited by applicable law.

3.              May issue senior securities to the extent not prohibited by applicable law.

4.              May make loans to the extent not prohibited by applicable law.

5.              May purchase or sell real estate or commodities to the extent not prohibited by applicable law.

6.              May not purchase any securities of an issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing; or securities issued by investment companies) in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

As a non-fundamental policy, the Fund:

1.              Will not invest in illiquid investments if more than 15% of the Fund’s net assets (taken at market value) would be invested in such securities.

Except for the Fund’s fundamental investment restriction No. 1 and the Fund’s non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund’s non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

For purposes of fundamental investment restriction No. 6, MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party providers.

MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, and MFS Moderate Allocation Fund

As fundamental investment restrictions, the Fund:

1.              May not borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the “1940 Act”) and exemptive orders granted under such Act.

2.              May not underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

3.              May not issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

4.              May not make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

5.              May not purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

6.              May not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

As a non-fundamental policy, the Fund:

1.              Will not invest in illiquid investments if more than 15% of the Fund’s net assets (taken at market value) would be invested in such securities.

Except for fundamental investment restriction No. 1 and the Fund’s non -fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund’s non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

For purposes of fundamental investment restriction No. 5, investments in certain types of derivative instruments whose value is related to commodities or commodity contracts, including swaps and structured notes, are not considered commodities or commodity contracts.

For purposes of fundamental investment restriction No. 6, investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing, are not considered an investment in any particular industry.

For purposes of fundamental investment restriction No. 6, investments in other investment companies are not considered an investment in any particular industry and portfolio securities held by an underlying fund in which the Fund may invest are not considered to be securities purchased by the Fund.

For purposes of fundamental investment restriction No. 6, MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party providers.

In accordance with the Fund’s investment program as set forth in its Prospectus, the Fund may invest more than 25% of its assets in any one underlying fund. Although the Fund does not have a policy to concentrate its investments in a particular industry, 25% or more of the Fund’s total assets may be indirectly exposed to a particular industry or group of related industries through its investment in one or more underlying funds.

MFS Emerging Markets Equity Fund, MFS International Growth Fund, and MFS International Value Fund

As fundamental investment restrictions, the Fund:

1.              May not borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the “1940 Act”) and exemptive orders granted under such Act.

2.              May not underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

3.              May not issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

4.              May not make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

5.              May not purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

6.              May not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

As a non-fundamental policy, the Fund:

1.              Will not invest in illiquid investments if more than 15% of the Fund’s net assets (taken at market value) would be invested in such securities.

Except for fundamental investment restriction No. 1 and the Fund’s non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund’s non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

For purposes of fundamental investment restriction No. 5, investments in certain types of derivative instruments whose value is related to commodities or commodity contracts, including swaps and structured notes, are not considered commodities or commodity contracts.

For purposes of fundamental investment restriction No. 6, investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing, are not considered an investment in any particular industry.

For purposes of fundamental investment restriction No. 6, investments in other investment companies are not considered an investment in any particular industry and portfolio securities held by an underlying fund in which the Fund may invest are not considered to be securities purchased by the Fund.

For purposes of fundamental investment restriction No. 6, MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party providers.

MFS Managed Wealth Fund

As fundamental investment restrictions, the Fund:

1.              May borrow money to the extent not prohibited by applicable law.

2.              May underwrite securities issued by other persons to the extent not prohibited by applicable law.

3.              May issue senior securities to the extent not prohibited by applicable law.

4.              May make loans to the extent not prohibited by applicable law.

5.              May purchase or sell real estate or commodities to the extent not prohibited by applicable law.

6.              May not purchase any securities of an issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing; or securities issued by investment companies) in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

As a non-fundamental policy, the Fund:

1.              Will not invest in illiquid investments if more than 15% of the Fund’s net assets (taken at market value) would be invested in such securities.

Except for the Fund’s fundamental investment restriction No. 1 and the Fund’s non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund’s non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

For purposes of fundamental investment restriction No. 6, MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party providers.

In accordance with the Fund’s investment program as set forth in its Prospectus, the Fund may invest more than 25% of its assets in any one underlying fund. Although the Fund does not have a policy to concentrate its investments in a particular industry, 25% or more of the Fund’s total assets may be indirectly exposed to a particular industry or group of related industries through its investment in one or more underlying funds.

APPENDIX M - PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage Commissions

The following brokerage commissions were paid by the Fund during the specified time periods:

Fund	Fiscal Year Ended	Brokerage Commissions Paid by Fund

MFS Absolute Return Fund	May 31, 2016	$241,207
	May 31, 2015	$214,780
	May 31, 2014	$134,313

MFS Aggressive Growth Allocation Fund	May 31, 2016	$0
	May 31, 2015	$0
	May 31, 2014	$0

MFS Blended Research Growth Equity Fund (commenced September 15, 2015)	May 31, 2016	$1,067

MFS Blended Research Mid Cap Equity Fund (commenced August 19, 2016)	May 31, 2016	Not Applicable

MFS Blended Research Small Cap Equity Fund (commenced September 15, 2015)	May 31, 2016	$3,901

MFS Blended Research Value Equity Fund (commenced September 15, 2015)	May 31, 2016	$1,531

MFS Conservative Allocation Fund	May 31, 2016	$0
	May 31, 2015	$0
	May 31, 2014	$0

MFS Emerging Markets Equity Fund	May 31, 2016	$1,272,833
	May 31, 2015	$1,093,876
	May 31, 2014	$1,240,834

MFS Growth Allocation Fund	May 31, 2016	$0
	May 31, 2015	$0
	May 31, 2014	$0

MFS International Diversification Fund	May 31, 2016	$0
	May 31, 2015	$0
	May 31, 2014	$0

MFS International Growth Fund	May 31, 2016	$1,431,877
	May 31, 2015	$3,023,865
	May 31, 2014	$2,375,578

MFS International Value Fund	May 31, 2016	$7,002,449
	May 31, 2015	$8,403,028
	May 31, 2014	$8,921,465

Fund	Fiscal Year Ended	Brokerage Commissions Paid by Fund

MFS Managed Wealth Fund (commenced June 27, 2014)	May 31, 2016	$9,809
	May 31, 2015	$3,044

MFS Moderate Allocation Fund	May 31, 2016	$0
	May 31, 2015	$0
	May 31, 2014	$0

Securities Issued by Regular Broker/Dealers

During the fiscal year ended May 31, 2016, the Fund purchased securities issued by the following regular broker/dealers of the Fund, and the following table sets forth the value of the Fund’s aggregate holdings of the securities of each such issuer as of May 31, 2016:

Fund	Broker/Dealer	Value of Securities

MFS Absolute Return Fund	Wells Fargo & Company	$1,310,102

MFS Aggressive Growth Allocation Fund	None	Not Applicable

MFS Blended Research Growth Equity Fund (commenced September 15, 2015)	None	Not Applicable

MFS Blended Research Mid Cap Equity Fund (commenced August 19, 2016)	None	Not Applicable

MFS Blended Research Small Cap Equity Fund (commenced September 15, 2015)	None	Not Applicable

MFS Blended Research Value Equity Fund (commenced September 15, 2015)	Bank Of America/Merrill Lynch	$16,787
	Citigroup Inc.	$25,939
	Goldman Sachs Group Inc.	$50,555
	JPMorgan Chase & Co.	$108,805

MFS Conservative Allocation Fund	None	Not Applicable

MFS Emerging Markets Equity Fund	None	Not Applicable

MFS Growth Allocation Fund	None	Not Applicable

MFS International Diversification Fund	None	Not Applicable

MFS International Growth Fund	UBS AG	$0	[1]

MFS International Value Fund	UBS AG	$245,296,048

Fund	Broker/Dealer	Value of Securities
MFS Managed Wealth Fund	None	Not Applicable

MFS Moderate Allocation Fund	None	Not Applicable

1 The Fund sold the security prior to May 31, 2016.

Transactions with Research Firms

During the fiscal year ended May 31, 2016, the Fund allocated the following amount of transactions and related commissions to broker/dealer firms that have been deemed by MFS to provide valuable Research (“Research Firms”).  The provision of Research was not necessarily a factor in the placement of this business with such Research Firms.  The amounts shown do not include transactions directed to electronic communications networks owned by the Research Firms for execution only services.

Fund	Dollar Amount of Transactions with Research Firms	Commissions Paid on Transactions with Research Firms

MFS Absolute Return Fund	$179,569,946	$207,540

MFS Aggressive Growth Allocation Fund	$0	$0

MFS Blended Research Growth Equity Fund (commenced September 15, 2015)	$5,164,465	$1,067

MFS Blended Research Mid Cap Equity Fund (commenced August 19, 2016)	Not Applicable	Not Applicable

MFS Blended Research Small Cap Equity Fund (commenced September 15, 2015)	$5,335,144	$3,858

MFS Blended Research Value Equity Fund (commenced September 15, 2015)	$4,529,550	$1,521

MFS Conservative Allocation Fund	$0	$0

MFS Emerging Markets Equity Fund	$780,012,975	$1,144,053

MFS Growth Allocation Fund	$0	$0

MFS International Diversification Fund	$0	$0

MFS International Growth Fund	$1,609,963,434	$1,400,794

MFS International Value Fund	$6,707,970,097	$6,727,591

MFS Managed Wealth Fund	$3,747,708	$9,809

MFS Moderate Allocation Fund	$0	$0

APPENDIX N - RECIPIENTS OF NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS

This list of recipients below is current as of August 1, 2016, and any additions, modifications, or deletions to this list that have occurred since that date are not reflected.

Name of Recipient	Purpose of Disclosure
Abel Noser Corp.	Analytical Tool
Atos	IT Client Services and Desktop Architecture
Barclays Capital	Software Vendor
MSCI BARRA, Inc.	Analytical Tool
Bloomberg, L.P.	Analytical Tool
Board of Trustees	Fund Governance
Capital Confirmations, Inc.	Electronic Confirmation Services Between Fund Auditors and Brokers
Checkfree Corp.	Software Vendor
Citigroup	Analytical Tool
Cogent Consulting	Consultant
Deloitte & Touche LLP	Independent Registered Public Accounting Firm for Certain Funds
eA Data Automation Services, LLC	Data Formatting and Organization Service
Eagle Investment Systems Corp	Accounting System
Ernst & Young LLP	Independent Registered Public Accounting Firm for Certain Funds
FactSet Research Systems Inc.	Analytical Tool
GainsKeeper, Inc.	Accounting System
Global Trading Analytics	Analytical Tool
Institutional Shareholder Services Inc.	Proxy Service Provider
Investor Tools Perform	Analytical Tool
ITG, Inc.	Analytical Tool
JP Morgan Chase Bank*	Fund Custodian for Certain Funds/Derivatives Collateral Manager
J.P. Morgan Securities Inc.**	Analytical Tool
KPMG, LLP***	Client
Lipper Inc.	Publication Preparation
Markit Group	Pricing Service
Massachusetts Financial Services Company	Fund Management
Merrill Communications	Software Vendor
MFS Fund Distributors, Inc.	Fund Distribution
OMGEO LLC	Software Vendor
RiskMetrics	Analytical Tool
Ropes & Gray LLP	Legal Counsel
RR Donnelly	Software Vendor and Typesetting and Printing Services
R.V. Kuhns & Associates Inc.***	Consultant
S&P Capital IQ	Fund Pricing
State Street Bank and Trust Company	Fund Custodian for Certain Funds
Style Research	Software Vendor
Trade Informatics	Analytical Tool
UBS Asset Management ****	Fund Management
Wilshire Analytics/Axiom	Analytical Tool

N - 1

*                           JPMorgan Chase Bank also receives non-public portfolio holdings information from UBS Asset Management in its role as the derivatives collateral manager for the portion of the MFS Global Alternative Strategy Fund for which UBS serves as sub-adviser.

**                    JP Morgan Securities receives non-public portfolio holdings information for the MFS High Income Fund only.

***             KPMG, LLP receives limited non-public portfolio holdings information for the MFS Global Equity Fund and the MFS Emerging Markets Debt Fund in order to satisfy auditor independence rules; R.V. Kuhns & Associates, Inc. acts as a consultant to KPMG and receives the same limited non-public holdings information for these Funds.

****      UBS Asset Management receives non-public portfolio holdings information regarding the portion of MFS Global Alternative Strategy Fund for which it serves as sub-adviser.

N - 2

APPENDIX O - DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Standard & Poor’s Ratings Services and Fitch Ratings Services represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

Excerpts From Moody’s Investors Service Description of its Ratings

Moody’s Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Excerpts From Standard & Poor’s Ratings Services Description of its Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations: (1) likelihood of payment-the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation; (2) nature and provisions of the financial obligation, and the promise Standard and Poor’s imputes; and (3) protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Excerpts from Fitch Ratings Description of its Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

AAA: Highest credit quality.

‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality.

‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality.

‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality.

‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.

‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative.

‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk.

Default is a real possibility.

CC: Very high levels of credit risk.

Default of some kind appears probable.

C: Exceptionally high levels of credit risk.

Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “C” category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD: Restricted default.

‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D: Default.

‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers + or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term IDR category, or to Long-Term IDR categories below “B”.

Investment Adviser

Massachusetts Financial Services Company

111 Huntington Avenue, Boston, MA 02199

(617) 954-5000

Distributor

MFS Fund Distributors, Inc.

111 Huntington Avenue, Boston, MA 02199

(617) 954-5000

Shareholder Servicing Agent

MFS Service Center, Inc.

P.O. Box 55824, Boston, MA 02205-5824

Toll free:  1-800-225-2606